                         ALTERNATIVE LOAN TRUST 2007-OA2
                                 ISSUING ENTITY

                                FINAL TERM SHEET

                              (COUNTRYWIDE(R) LOGO)

                           $666,176,100 (APPROXIMATE)

                                   CWALT, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               SPONSOR AND SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

     This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

     The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

     THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

     The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                 FREE WRITING PROSPECTUS DATED FEBRUARY 14, 2007

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-OA2 DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING FEBRUARY 26, 2007

The issuing entity will issue certificates, including the following classes of certificates that are offered pursuant to this free writing prospectus:

              INITIAL CLASS
               CERTIFICATE
                 BALANCE/
                 INITIAL
                 NOTIONAL      PASS-THROUGH
                AMOUNT(1)         RATE(2)
              -------------    ------------
Class 1-A-1   $327,169,000       Floating
Class 1-A-2   $ 40,896,000       Floating
Class 1-A-3   $ 40,896,000       Floating
Class 1-X     $212,892,183(3)        1.67%
Class 2-A-1   $119,581,000       Floating
Class 2-A-2   $ 49,826,000       Floating
Class 2-A-3   $ 29,895,000       Floating
Class 2-X     $199,302,318(3)    Variable

               INITIAL CLASS
                CERTIFICATE
             BALANCE/ INITIAL    PASS-THROUGH
            NOTIONAL AMOUNT(1)      RATE(2)
            ------------------   ------------
Class A-R       $       100             N/A
Class M-1       $16,068,000        Floating
Class M-2       $14,395,000        Floating
Class M-3       $ 4,352,000        Floating
Class M-4       $ 8,367,000        Floating
Class M-5       $ 3,348,000        Floating
Class M-6       $ 5,692,000        Floating
Class M-7       $ 5,691,000        Floating

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the index on which the pass-through rates are based and their initial ratings, are listed in the tables under "Summary -- Description of the Certificates" beginning on page S-6 of this free writing prospectus.

(3) The Class 1-X and Class 2-X Certificates are interest only notional amount certificates. The initial notional amounts of the Class 1-X and Class 2-X Certificates are set forth in the table above but are not included in the aggregate certificate balance of all of the certificates offered.

                                     SUMMARY

ISSUING ENTITY

Alternative Loan Trust 2007-OA2, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP.

TRUSTEE

The Bank of New York

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For any mortgage loan, the later of January 1, 2007 and the origination date for that mortgage loan.

CLOSING DATE

On or about February 15, 2007.

THE MORTGAGE LOANS

The mortgage loans will consist of 30- and 40-year conventional, adjustable rate, negative amortization mortgage loans secured by first liens on one- to four-family residential properties. The mortgage loans will be divided into two separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan has an introductory period of one or three months after origination. Thereafter, the interest rate on each mortgage loan adjusts monthly based on a specified index, but the scheduled monthly payments on the mortgage loans adjust annually.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus. Any substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the aggregate current principal balance was approximately $669,524,121, approximately $450,149,098 of which are group 1 mortgage loans and approximately $219,375,023 of which are group 2 mortgage loans.

Solely for purposes of calculating the notional amount of the Class 1-X Certificates, information is provided in this free writing prospectus, and in Annex A attached to this free writing prospectus, for a portion of the mortgage loans in loan group 1 ("sub-loan group 1-X"). Sub-loan group 1-X will consist of the mortgage loans in loan group 1 that have a three-year hard prepayment charge. As of the cut-off date, the aggregate current principal balance of sub-loan group 1-X was $234,333,589.

As of the cut-off date, the group 1 mortgage loans had the following characteristics:

Aggregate Current Principal Balance           $450,149,098
Geographic Concentrations in excess of 10%:

California                                                    52.32%
Florida                                                       14.60%
Weighted Average Original LTV Ratio                           74.86%
Weighted Average Current Mortgage Rate                        4.931%
Range of Current Mortgage Rates                     1.000% to 9.950%
Average Current Principal Balance                          $412,981
Range of Current Principal Balances           $58,000 to $2,500,000
Weighted Average Remaining Term to Maturity              400 months
Weighted Average FICO Credit Score                              711
Weighted Average Gross Margin                                 3.374%
Weighted Average Maximum Mortgage Rate                        9.971%
Weighted Average Minimum Mortgage Rate                        3.374%
Maximum Negative Amortization                                   115%

As of the cut-off date, the sub-loan group 1-X mortgage loans had the following characteristics:

Aggregate Current Principal Balance                    $234,333,589
Geographic Concentrations in excess of 10%:
California                                                    49.09%
Florida                                                       16.71%
Weighted Average Original LTV Ratio                           75.50%
Weighted Average Current Mortgage Rate                        4.605%
Range of Current Mortgage Rates                     1.000% to 9.750%
Average Current Principal Balance                          $377,349
Range of Current Principal Balances           $59,200 to $2,200,000
Weighted Average Remaining Term to Maturity              404 months
Weighted Average FICO Credit Score                              704
Weighted Average Gross Margin                                 3.371%
Weighted Average Maximum Mortgage Rate                        9.970%
Weighted Average Minimum Mortgage Rate                        3.371%
Maximum Negative Amortization                                   115%

As of the cut-off date, the group 2 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                    $219,375,023
Geographic Concentrations in excess of 10%:
California                                                    32.66%
Florida                                                       24.38%
Weighted Average Original LTV Ratio                           90.22%
Weighted Average Current Mortgage Rate                        7.745%
Range of Current Mortgage Rates                    1.000% to 10.000%
Average Current Principal Balance                          $271,168
Range of Current Principal Balances           $30,777 to $1,635,616
Weighted Average Remaining Term to Maturity              393 months
Weighted Average FICO Credit Score                              700
Weighted Average Gross Margin                                 3.675%
Weighted Average Maximum Mortgage Rate                       10.081%
Weighted Average Minimum Mortgage Rate                        3.675%
Maximum Negative Amortization                                   115%

Additional information regarding the mortgage loans is set forth in Annex A attached to this free writing prospectus.

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue the following classes of certificates:


                        INITIAL                                        INITIAL
                   CLASS CERTIFICATE                                    RATING     INITIAL
                    BALANCE/INITIAL                                    (MOODY'S)     RATING
  CLASS            NOTIONAL AMOUNT (1)             TYPE                  (2)       (S&P) (2)
  -----            -------------------   ---------------------------   ---------   ---------
OFFERED
CERTIFICATES
Class 1-A-1            $327,169,000            Senior/Floating            Aaa         AAA
                                           Pass-Through Rate/Super
                                                   Senior

Class 1-A-2            $ 40,896,000            Senior/Floating            Aaa         AAA
                                           Pass-Through Rate/Super
                                               Senior/Support

Class 1-A-3            $ 40,896,000            Senior/Floating            Aaa         AAA
                                          Pass-Through Rate/Support

Class 2-A-1            $119,581,000            Senior/Floating            Aaa         AAA
                                           Pass-Through Rate/Super
                                                   Senior

Class 2-A-2            $ 49,826,000            Senior/Floating            Aaa         AAA
                                           Pass-Through Rate/Super
                                               Senior/Support

Class 2-A-3            $ 29,895,000            Senior/Floating            Aaa         AAA
                                          Pass-Through Rate/Support

Class 1-X              $212,892,183            Senior/Notional            Aaa         AAA
                                          Amount/Interest Only/Fixed
                                              Pass-Through Rate


Class 2-X              $199,302,318            Senior/Notional            Aaa         AAA
                                               Amount/Interest
                                         Only/Variable Pass-Through
                                                    Rate

Class A-R              $        100             Senior/REMIC              Aaa         AAA
                                           Residual/Principal Only

Class M-1              $ 16,068,000      Subordinate/Floating Pass-       Aa1         AA+
                                                Through Rate

Class M-2               $14,395,000      Subordinate/Floating Pass-       Aa1         AA
                                                Through Rate

Class M-3              $  4,352,000      Subordinate/Floating Pass-       Aa1         AA-
                                                Through Rate

Class M-4              $  8,367,000      Subordinate/Floating Pass-       Aa2          A
                                                Through Rate

Class M-5              $  3,348,000      Subordinate/Floating Pass-       Aa3          A-
                                                Through Rate

Class M-6              $  5,692,000      Subordinate/Floating Pass-       A2          BBB+
                                                Through Rate

Class M-7              $  5,691,000      Subordinate/Floating Pass-       Baa2         BBB-
                                                Through Rate

NON-OFFERED
CERTIFICATES (3)

Class C                         N/A                Residual               N/R         N/R

Class 1-P (4)          $        100           Prepayment Charges          N/R         N/R

Class 2-P (4)          $        100           Prepayment Charges          N/R         N/R

Class R-X                       N/A                Residual               N/R         N/R

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) The Class C, Class 1-P, Class 2-P and Class R-X Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class C, Class 1-P, Class 2-P and Class R-X Certificates is provided only to permit a better understanding of the offered certificates.

(4) The Class 1-P and Class 2-P Certificates will be entitled to receive a portion of the prepayment charges received in respect of the mortgage loans in loan group 1 and loan group 2, respectively. Each of the Class 1-P and Class 2-P Certificates will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance as of the cut-off date of the mortgage loans in loan group 1 and loan group 2, respectively, that require payment of a prepayment charge. Each of the Class 1-P and Class 2-P Certificates will not bear interest.

The certificates will also have the following characteristics:

               RELATED
               LOAN        PASS-THROUGH RATE   PASS-THROUGH RATE
               GROUP OR      ON AND BEFORE           AFTER                                  INTEREST
               SUB-LOAN        OPTIONAL             OPTIONAL                                ACCRUAL
    CLASS        GROUP     TERMINATION DATE     TERMINATION DATE      ACCRUAL PERIOD       CONVENTION
    -----      --------   ------------------   ------------------   ------------------   --------------
OFFERED
CERTIFICATES
Class 1-A-1        1       MTA + 0.840% (1)     MTA + 0.840% (1)    calendar month (2)     30/360 (3)
Class 1-A-2        1       MTA + 0.840% (1)     MTA + 0.840% (1)    calendar month (2)     30/360 (3)
Class 1-A-3        1       MTA + 0.840% (1)     MTA + 0.840% (1)    calendar month (2)     30/360 (3)
Class 2-A-1        2      LIBOR + 0.130% (4)   LIBOR + 0.260% (4)           (5)          Actual/360 (6)
Class 2-A-2        2      LIBOR + 0.260% (4)   LIBOR + 0.520% (4)           (5)          Actual/360 (6)
Class 2-A-3        2      LIBOR + 0.210% (4)   LIBOR + 0.420% (4)           (5)          Actual/360 (6)
Class 1-X         1-X            1.67%               1.67%          calendar month (2)     30/360 (3)
Class 2-X          2              (7)                 (7)           calendar month (2)     30/360 (3)
Class A-R          1              (8)                 (8)                   N/A               N/A
Class M-1       1 and 2   LIBOR + 0.380% (4)   LIBOR + 0.570% (4)           (5)          Actual/360 (6)
Class M-2       1 and 2   LIBOR + 0.400% (4)   LIBOR + 0.600% (4)           (5)          Actual/360 (6)
Class M-3       1 and 2   LIBOR + 0.440% (4)   LIBOR + 0.660% (4)           (5)          Actual/360 (6)
Class M-4       1 and 2   LIBOR + 0.600% (4)   LIBOR + 0.900% (4)           (5)          Actual/360 (6)
Class M-5       1 and 2   LIBOR + 0.630% (4)   LIBOR + 0.945% (4)           (5)          Actual/360 (6)
Class M-6       1 and 2   LIBOR + 1.000% (4)   LIBOR + 1.500% (4)           (5)          Actual/360 (6)
Class M-7       1 and 2   LIBOR + 2.250% (4)   LIBOR + 3.375% (4)           (5)          Actual/360 (6)

NON-OFFERED
CERTIFICATES
Class C         1 and 2           N/A                 N/A                   N/A               N/A
Class 1-P          1              N/A                 N/A                   N/A               N/A
Class 2-P          2              N/A                 N/A                   N/A               N/A
Class R-X       1 and 2           N/A                 N/A                   N/A               N/A

----------

(1) The pass-through rate on this class of certificates for the accrual period related to any distribution date will be a per annum rate equal to the lesser of (i) the sum of (a) one-year MTA for the related accrual period and (b) the related margin and (ii) the applicable net rate cap. One-year MTA for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Calculation of One-Year MTA."

(2) The accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(4) The pass-through rate on this class of certificates for the accrual period related to any distribution date will be a per annum rate equal to the lesser of (i) the sum of (a) one-month LIBOR for the related accrual period and (b) the related margin and (ii) the applicable net rate cap. One-month LIBOR for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Calculation of LIBOR."

(5) The accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or commencing on the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date.

(6) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the applicable accrual period.

(7) The pass-through rate on the Class 2-X Certificates for the accrual period related to any distribution date will be a per annum rate equal to the lesser of (i) the excess, if any, of (a) the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2 for the related accrual period, over (b) the sum of (1) one-year MTA for the related accrual period and (2) 1.50% and (ii) the applicable net rate cap.

(8)  The Class A-R Certificates will not accrue any interest.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

     DESIGNATION          CLASSES OF CERTIFICATES
--------------------   -----------------------------
 Senior Certificates   Group 1 Senior Certificates,
                        Group 2 Senior Certificates
                         and Class X and Class A-R
                               Certificates

   Group 1 Senior         Class 1-A-1, Class 1-A-2
    Certificates        and Class 1-A-3 Certificates

   Group 2 Senior      Class 2-A-1, Class 2-A-2 and
    Certificates         Class 2-A-3 Certificates

    Subordinated           Class M-1, Class M-2,
    Certificates           Class M-3, Class M-4,
                          Class M-5, Class M-6 and
                           Class M-7 Certificates

  MTA Certificates      Group 1 Senior Certificates

 LIBOR Certificates     Group 2 Senior Certificates
                       and Subordinated Certificates

   Floating Rate        MTA Certificates and LIBOR
    Certificates               Certificates

   Variable Rate        Floating Rate Certificates
    Certificates        and Class 2-X Certificates

Class X Certificates      Class 1-X and Class 2-X
                               Certificates

Class P Certificates      Class 1-P and Class 2-P
                               Certificates

Offered Certificates      Senior Certificates and
                         Subordinated Certificates

RECORD DATE

LIBOR Certificates:

The business day immediately preceding a distribution date, or if the LIBOR Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that distribution date.

MTA Certificates, Class A-R and Class X Certificates:

The last business day of the month preceding the month of the distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1 in excess thereof.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourg or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

Beginning on February 26, 2007, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

LAST SCHEDULED DISTRIBUTION DATE

The last scheduled distribution date for the offered certificates is the distribution date in March 2047. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

INTEREST PAYMENTS

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page 8.

On each distribution date, to the extent funds are available, each class of interest-bearing certificates will be entitled to receive:

- the interest that has accrued at the related pass-through rate during the related accrual period on the class certificate balance or notional amount, as applicable, of that class of certificates immediately prior to that distribution date,

-    interest carry forward amount, and

- with respect to the variable rate certificates, any net rate carryover due and any accrued interest on this amount.

The amount of interest distributable on a distribution date with respect to any class of certificates will be reduced by the amount by which the deferred interest on the mortgage loans exceeds the principal payments on the mortgage loans for that distribution date, as described under "Description of Certificates - Interest" in this free writing prospectus supplement.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus. The priority of distributing principal among the classes of certificates will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts with respect to a loan group (after the fees and expenses described under the next heading are subtracted):

- all scheduled installments of interest (after taking into account reductions due to deferred interest on the mortgage loans in that loan group) and principal due and received on those mortgage loans in the applicable period, together with any advances with respect to them;

- all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

- net proceeds from the liquidation of defaulted mortgage loans in that loan group by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

- subsequent recoveries with respect to the mortgage loans in that loan group;

- partial or full prepayments collected on the mortgage loans in that loan group during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

- any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

FEES AND EXPENSES

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:

- the master servicing fee and additional servicing compensation due to the master servicer;

-    the trustee fee due to the trustee;

-    lender paid mortgage insurance premiums, if any;

- the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

- portions of the prepayment charges (which are distributable to the Class P Certificates); and

- all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.375% per annum (referred to as the master servicing fee rate). The amount of the master servicing fee is subject to adjustment with respect to prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans.

Source and Priority of Payments:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates..

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL AND INTEREST

On any distribution date, the aggregate available funds from both loan groups will be distributed in the following order:

     (1) concurrently, to the Class 1-X and Class 2-X Certificates, the current interest and the interest carry forward amount for each such class and such distribution date, pro rata based on their respective entitlements;

     (2) concurrently, to each class of senior certificates (other than the Class A-R and Class X Certificates), the current interest and the interest carry forward amount for each such class and such distribution date, pro rata based on their respective entitlements;

     (3) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the current interest for each such class and such distribution date;

     (4) (A) for each distribution date prior to the stepdown date or on which a trigger event is in effect, in the following order:

          (1) in an amount up to the principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata between the group 1 senior certificates and the group 2 senior certificates on the basis of the related principal distribution amount:

          (a) in an amount up to the group 1 principal distribution amount for such distribution date, in the following order:

               (i)to the Class A-R Certificates, until its class certificate balance is reduced to zero;

               (ii)concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (iii) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (after any distributions to such certificates from the group 2 principal distribution amount), pro rata, until their respective class certificate balances are reduced to zero;

          (b) in an amount up to the group 2 principal distribution amount for such distribution date, in the following order:

               (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates (after any distributions to such certificates from the group 1 principal distribution amount), pro rata, until their respective class certificate balances are reduced to zero; and

     (2) the remaining principal distribution amount, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

     (B) on each distribution date on or after the stepdown date so long as a trigger event is not in effect, in the following order:

          (1) in an amount up to the senior principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata between the group 1 senior certificates and the group 2 senior certificates on the basis of the related senior principal distribution amount:

          (a) in an amount up to the group 1 senior principal distribution amount for such distribution date, in the following order:

               (i)concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (ii)concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (after any distributions to such certificates from the group 2 senior principal distribution amount), pro rata, until their respective class certificate balances are reduced to zero; and

          (b) in an amount up to the group 2 senior principal distribution amount for such distribution date, in the following order:

               (i)concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates (after any distributions to such certificates from the group 1 senior principal distribution amount), pro rata, until their respective class certificate balances are reduced to zero; and

     (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

     (5)sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the interest carry forward amount for each such class and such distribution date;

     (6) concurrently, to the classes of senior certificates, pro rata based on the aggregate unpaid realized loss amount for the senior certificates (other than the Class X Certificates) related to each loan group, as follows:

          (A) in an amount up to the aggregate unpaid realized loss amount for the group 1 senior certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class; and

          (B) in an amount up to the aggregate unpaid realized loss amount for the group 2 senior certificates, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

     (7) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

     (8) to the Class 2-X Certificates, in an amount up to the amount of net rate carryover for such class;

     (9) concurrently, to each class of senior certificates (other than the Class X Certificates), in an amount up to the amount of net rate carryover for each such class, pro rata based on the amount of net rate carryover for each such class;

     (10)sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of net rate carryover for each such class; and

     (11) to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

     Any interest carry forward amounts, unpaid realized loss amounts or net rate carryover that remains after the class certificate balance of the related certificates is reduced to zero will be extinguished.

Trigger Events:

A "trigger event" refers to certain specified levels of losses and/or delinquencies on the mortgage loans. Prior to the stepdown date or if a trigger event is in effect on or after the stepdown date, all amounts distributable as principal on a distribution date will be allocated first to the senior certificates (other than the Class X Certificates), until those senior certificates are paid in full, before any distributions of principal are made on the subordinate certificates.

The Stepdown Date:

The stepdown date will be the earlier of:

- the distribution date after the distribution date on which the aggregate class certificate balance of the senior certificates (other than the Class X Certificates) is reduced to zero; and

- the later to occur of (x) the distribution date in February 2010 and (y) the first distribution date on which a fraction, the numerator of which is the excess of the aggregate stated principal balance of the mortgage loans as of the due date in the month preceding the month in which that distribution date occurs (after giving effect to principal prepayments received in the prepayment period related to that due date) over the aggregate class certificate balance of the senior certificates (other than the Class X Certificates) immediately prior to that distribution date, and the denominator of which is the aggregate stated principal balance of the mortgage loans as of the due date in the month of the current distribution date (after giving effect to principal prepayments received in the prepayment period related to that due date) is greater than or equal to (a) approximately 22.8746876551% on any distribution date prior to the distribution date in February 2013 and (b) approximately 18.2997501241% on any Distribution Date on or after the distribution date in February 2013.

THE CORRIDOR CONTRACT AND THE CORRIDOR FLOOR CONTRACT

The variable rate certificates will have the benefit of a corridor contract and a corridor floor contract. The corridor contract and the corridor floor contract will be evidenced by two separate transactions between the counterparty and the trustee, acting on behalf of a separate supplemental trust fund created under the pooling and servicing agreement.

Beginning on the distribution date in February 2008 and on each distribution date prior to and including the distribution date in January 2014, amounts, if any, received by the trustee, on behalf of the supplemental interest trust, in respect of the corridor contract will be available as described in this free writing prospectus to cover net rate carryover and unpaid realized loss amounts on the variable rate certificates and to restore and maintain overcollateralization at the required level.

Beginning on the distribution date in April 2007 and on each distribution date prior to the distribution date in July 2012, amounts, if any, received by the trustee, on behalf of the supplemental interest trust, in respect of the corridor floor contract will be available as described in this free writing prospectus to cover net rate carryover on the variable rate certificates. On the distribution date in July 2012, amounts, if any, received by the trustee, on behalf of the supplemental interest trust, in respect of the corridor floor contract will be available as described in this free writing prospectus to cover net rate carryover and unpaid realized loss amounts on the variable rate certificates and to restore and maintain overcollateralization at the required level.

Payments under the corridor contract and corridor floor contract will be made pursuant to the formulas described in "Description of the Certificates - The Corridor Contract and the Corridor Floor Contract" in this free writing prospectus. Any amounts received in excess of the amount necessary to cover the amounts described above will be paid as described under "Description of the Certificates -The Corridor Contract and the Corridor Floor Contract" in this free writing prospectus.

THE CREDIT ENHANCEMENT RESERVE FUND

On each distribution date on which a reserve trigger event is in effect the trustee will deposit a portion of the prepayment charges received on the mortgage loans into the credit enhancement reserve fund.

Beginning with the distribution date in January 2012 and up to and including the distribution date in January 2013, such amounts on deposit in the credit enhancement reserve fund will be available as described in this free writing prospectus to cover unpaid realized loss amounts on the floating rate certificates and to restore and maintain overcollateralization at the required level.

Any amounts deposited in excess of the amount necessary to cover the amounts described above will be paid as described under "Description of the Certificates -The Credit Enhancement Reserve Fund" in this free writing prospectus.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the subordinated classes will comprise the sole source of funds from which credit enhancement is provided to the senior certificates. Realized losses will be allocated in the following order of priority:

- to the subordinated certificates, beginning with the class of subordinated certificates with the lowest distribution priority, until the class certificate balance of that subordinated class has been reduced to zero, and

- to the group 1 senior certificates and group 2 senior certificates (other than the Class X Certificates), as follows:

          (a) with respect to realized losses on the group 1 mortgage loans, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, in each case until their respective class certificate balances are reduced to zero; and

          (b) with respect to realized losses on the group 2 mortgage loans, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, in each case until their respective class certificate balances are reduced to zero.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

OVERCOLLATERALIZATION

"Overcollateralization" refers to the amount by which the aggregate stated principal balance of the mortgage loans exceeds the aggregate class certificate balance of the offered certificates.

On the closing date, the aggregate stated principal balance of the mortgage loans is expected to exceed the initial aggregate class certificate balance of the certificates (other than the Class X Certificates) by approximately $3,348,021. This amount is approximately equal to the initial level of overcollateralization required by the pooling and servicing agreement.

The mortgage loans are expected to generate more interest than is needed to pay interest on the certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the certificates and the weighted average expense fee rate.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans if those losses are not otherwise covered by excess cashflow (if any) from the mortgage loans. The required level of overcollateralization may change over time.

SUBORDINATION

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

The senior certificates will have a distribution priority over the subordinated certificates. Within the classes with an "M" designation, the distribution priority is in numerical order.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans first, among the subordinated certificates, beginning with the subordinated certificates with the lowest distribution priority, and second to the senior certificates in accordance with the priorities set forth above under " -- Allocation of Losses."

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers will be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to 10% or less of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

TAX STATUS

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The offered certificates (other than the Class 1-X and Class A-R Certificates) will also represent the right to receive net rate carryover payments. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

The corridor contract, the corridor floor contract, and the assets held in the corridor contract reserve fund, the credit enhancement reserve fund and the carryover reserve fund will not constitute any part of any REMIC created under the pooling and servicing agreement.

ERISA CONSIDERATIONS

The Class 1-A-1, Class 2-A-1 and Class X Certificates may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met. Investors acquiring Class 1-A-1, Class 2-A-1 and Class 2-X Certificates with assets of such a plan while the corridor contract, corridor floor contract and credit enhancement reserve fund are in effect will be required to satisfy certain additional conditions, including satisfaction of the requirements of an investor-based exemption. The remaining classes of offered certificates may be purchased by an "insurance company general account" that holds plan assets and meets certain requirements.

A fiduciary of such plans or arrangements must determine that the purchase of a certificate is consistent with its fiduciary duties and does not result in a nonexempt prohibited transaction under applicable law.

LEGAL INVESTMENT

The senior certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

     The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWALT, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

     The Mortgage Pass-Through Certificates, Series 2007-OA2 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 1-X, Class 2-X, Class A-R, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class C, Class 1-P, Class 2-P and Class R-X Certificates. Only the classes of certificates identified on page 3 hereof as offered certificates are offered by this free writing prospectus (the "OFFERED CERTIFICATES").

     When describing the certificates in this free writing prospectus, we use the following terms:

         DESIGNATION                                   CLASSES OF CERTIFICATES
         ------------------                            -----------------------
    Senior Certificates       Group 1 Senior Certificates, Group 2 Senior Certificates and Class X and
                                                       Class A-R Certificates

Group 1 Senior Certificates             Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates

Group 2 Senior Certificates             Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates

 Subordinated Certificates      Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and
                                                       Class M-7 Certificates

     MTA Certificates                                Group 1 Senior Certificates

    LIBOR Certificates                Group 2 Senior Certificates and Subordinated Certificates

Floating Rate Certificates                     MTA Certificates and LIBOR Certificates

Variable Rate Certificates              Floating Rate Certificates and Class 2-X Certificates

   Class X Certificates                         Class 1-X and Class 2-X Certificates

   Class P Certificates                         Class 1-P and Class 2-P Certificates

   Offered Certificates                   Senior Certificates and Subordinated Certificates

The certificates are generally referred to as the following types:

           CLASS                                           TYPE
           -----                                           ----
Class 1-A-1                           Senior/Floating Pass-Through Rate/Super Senior

Class 1-A-2                       Senior/Floating Pass-Through Rate/Super Senior/Support

Class 1-A-3                              Senior/Floating Pass-Through Rate/Support

Class 2-A-1                           Senior/Floating Pass-Through Rate/Super Senior

Class 2-A-2                       Senior/Floating Pass-Through Rate/Super Senior/Support

Class 2-A-3                              Senior/Floating Pass-Through Rate/Support

Class 1-X                      Senior/Notional Amount/Interest Only/Fixed Pass-Through Rate

Class 2-X                     Senior/Notional Amount/Interest Only/Variable Pass-Through Rate

Class A-R                                  Senior/REMIC Residual/Principal Only

Subordinated Certificates                 Subordinate/Floating Pass-Through Rate

     The Class 1-P, Class 2-P, Class C and Class R-X Certificates are not offered by this free writing prospectus. Any information in this free writing prospectus regarding the Class 1-P, Class 2-P, Class C and Class R-X Certificates is provided only to permit a better understanding of the offered certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial notional amount set forth on page 3 of this free writing prospectus. The initial Class Certificate Balances or initial notional amount may vary in the aggregate by plus or minus 5%.

CALCULATION OF CLASS CERTIFICATE BALANCE

     The "CLASS CERTIFICATE BALANCE" of any class of offered certificates (other than the Class X Certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

     - all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and

     -    the Applied Realized Loss Amounts allocated to the class;

provided, however, that the Class Certificate Balance of the classes to which Realized Losses have been allocated will be increased sequentially in the order of payment priority from highest to lowest, by the amount of Subsequent Recoveries on the Mortgage Loans in the related loan group distributed as principal to any class of related certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

     Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount for the applicable loan group and will be distributed in the priority set forth below under "Distributions--Distributions of Principal," and therefore such Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any accrual period preceding the Distribution Date on which such increase occurs.

NOTIONAL AMOUNT CERTIFICATES

     The Class X Certificates are notional amount certificates.

     The notional amount of the Class 1-X Certificates for any Distribution Date will equal the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans in Sub-Loan Group 1-X as of the Due Date occurring in the month preceding the month of such Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) and (ii) a fraction, the numerator of which is the aggregate Class Certificate Balance of the Group 1 Senior Certificates, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date occurring in the month preceding the month of such Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     The notional amount of the Class 2-X Certificates for any Distribution Date will equal the aggregate Class Certificate Balance of the Group 2 Senior Certificates.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

     The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("CERTIFICATE OWNERS") will hold their Book-Entry Certificates through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("EUROCLEAR"), in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of Book-Entry Certificates will be issued in one or more certificates that will equal the aggregate principal balance of the applicable Class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream, Luxembourg and Chase will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1.00 in excess thereof. Except as described below, no person acquiring a beneficial ownership in a Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such person's beneficial ownership interest in such Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("PARTICIPANTS") and DTC.

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and DTC participants. While the offered certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the offered certificates and is required to receive and transmit distributions of principal of, and interest on, the offered certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS"), with whom Certificate Owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of offered certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures, relating to the offered certificates.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("CLEARSTREAM, LUXEMBOURG"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("NEW CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

     Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

     On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

     Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "EUROCLEAR OPERATOR") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

     Euroclear was created in 1968 to hold securities for participants of Euroclear ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to offered certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the issuing entity provided by the master servicer to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

     DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor or (b) after the occurrence of an event of default (as defined in the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights evidenced by the offered certificates advise the trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related offered certificates under the pooling and servicing agreement.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     For a description of the procedures generally applicable to Book-Entry Certificates.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

     Certificate Account. On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate

Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

          - all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

          - all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

          -    all payments on account of prepayment charges on the Mortgage
               Loans;

          - all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

          - any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

          - any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

          -    all Substitution Adjustment Amounts; and

          -    all advances made by the master servicer.

     Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections.

     The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes with respect to the Mortgage
Loans:

          - to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer);

          - to reimburse each of the master servicer and the trustee for unreimbursed advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such advance was made;

          - to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

          - to reimburse the master servicer for insured expenses from the related insurance proceeds;

          - to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "SERVICING ADVANCES"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

          - to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

          - to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

          - to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

          - to withdraw an amount equal to the sum of (a) the related Available Funds, (b) any prepayment charges received and (c) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

          - to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

     Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds, any prepayment charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "DISTRIBUTION ACCOUNT"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

          - the aggregate amount remitted by the master servicer to the trustee; and

          - any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

     The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "-- Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

          -    to pay the Trustee Fee to the trustee;

          - to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

          - to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

          - to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

     There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

     Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

     The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

     The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

     Corridor Contract Reserve Fund. Funds in the Corridor Contract Reserve Fund will be invested in The Bank of New York cash reserves. Any net investment earnings will be retained in the Corridor Contract Reserve Fund until withdrawn upon the earlier of the reduction of the aggregate Class Certificate Balance of the Variable Rate Certificates to zero and the termination of the pooling and servicing agreement. Any losses incurred in the Corridor Contract Reserve Fund in respect of the investment will be charged against amounts on deposit in the Corridor Contract Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the Supplemental Interest Trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Corridor Contract Reserve Fund and made in accordance with the pooling and servicing agreement.

     Credit Enhancement Reserve Fund. Funds in the Credit Enhancement Reserve Fund will be invested in The Bank of New York cash reserves. Any net investment earnings will be retained in the Credit Enhancement Reserve Fund until withdrawn. All amounts therein will be withdrawn upon the earlier of the Distribution Date in January 2013 and the termination of the issuing entity. Any losses incurred in the Credit Enhancement Reserve Fund in respect of the investment will be charged against amounts on deposit in the Credit Enhancement Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the Supplemental Interest Trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Credit Enhancement Reserve Fund and made in accordance with the pooling and servicing agreement.

FEES AND EXPENSES

     The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

TYPE / RECIPIENT (1)                 AMOUNT                GENERAL PURPOSE                SOURCE (2)                  FREQUENCY
--------------------                 ------                ---------------                ----------                  ---------
FEES

Master Servicing       One-twelfth of the Stated           Compensation      Amounts on deposit in the                   Monthly
Fee / Master           Principal Balance of each                             Certificate Account representing
Servicer               Mortgage Loan multiplied by the                       payments of interest and application
                       Master Servicing Fee Rate (3)                         of liquidation proceeds with respect
                                                                             to that mortgage loan.

                       -    All late payment fees,         Compensation      Payments made by obligors with         Time to time
                            assumption fees and other                        respect to the Mortgage Loans
                            similar charges (excluding
                            prepayment charges)

                       -    All investment income          Compensation      Investment income related to the            Monthly
                            earned on amounts on deposit                     Certificate Account and the
                            in the Certificate Account                       Distribution Account
                            and Distribution Account

                       -    Excess Proceeds (4)            Compensation      Liquidation proceeds and Subsequent    Time to time
                                                                             Recoveries

Trustee Fee (the       One-twelfth of the Trustee Fee      Compensation      Amounts on deposit in the                   Monthly
"TRUSTEE FEE") /       Rate multiplied by the aggregate                      Certificate Account or the
Trustee                Stated Principal Balance of the                       Distribution Account
                       outstanding Mortgage Loans (5)

EXPENSES

Insured expenses       Expenses incurred by the master     Reimbursement     To the extent the expenses are         Time to time
/ Master Servicer      servicer                            of Expenses       covered by an insurance policy with
                                                                             respect to the Mortgage Loan

Servicing              To the extent of funds available,   Reimbursement     With respect to each Mortgage Loan,    Time to time
Advances / Master      the amount of any Servicing         of Expenses       late recoveries of the payments of
Servicer               Advances                                              the costs and expenses, liquidation
                                                                             proceeds, Subsequent Recoveries,
                                                                             purchase proceeds or repurchase
                                                                             proceeds for that Mortgage Loan (6)

Indemnification        Amounts for which the sellers,      Indemnification   Amounts on deposit on the                   Monthly
expenses / the         the master servicer and depositor                     Certificate Account
sellers, the           are entitled to indemnification
master servicer        (7)
and the depositor

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)  The "TRUSTEE FEE RATE" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

DISTRIBUTIONS

     Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in February 2007 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "RECORD DATE" for the LIBOR Certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the LIBOR Certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For the MTA Certificates, the Class A-R and Class X Certificates and any Distribution Date, the Record Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

     Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds a notional amount certificate or 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the trustee.

     On any Distribution Date for which a Reserve Trigger Event is not in effect, the trustee will withdraw all prepayment charges from the Distribution Account and distribute them to the applicable class of Class P Certificates. On any Distribution Date for which a Reserve Trigger Event is in effect, the trustee will withdraw all prepayment charges from the Distribution Account and distribute a portion of them to the applicable class of Class P Certificates and deposit the remaining prepayment charges into the Credit Enhancement Reserve Fund. See "-- Credit Enhancement Reserve Fund" in this free writing prospectus.

     The "INTEREST REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

          (a) the sum, without duplication, of:

               (1) all scheduled interest on the Mortgage Loans in that Loan Group due on the related Due Date that are received on or prior to the related Determination Date, less the related Master Servicing Fees and any payments made in respect of premiums on lender paid insurance mortgage loans,

               (2) all interest on prepayments on the Mortgage Loans in that Loan Group, other than Prepayment Interest Excess,

               (3) all advances relating to interest in respect of the Mortgage Loans in that Loan Group,

               (4) amounts paid by the master servicer in respect of Compensating Interest for that Loan Group, and

               (5) liquidation proceeds on the Mortgage Loans in that Loan Group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest),

          minus

          (b) all non-recoverable advances in respect of the Mortgage Loans in that Loan Group relating to interest and certain expenses reimbursed since the prior Due Date.

     The "PRINCIPAL REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

          (a) the sum, without duplication, of:

               (1) the principal portion of the regular monthly payment collected or advanced on the Mortgage Loans in that Loan Group with respect to the related Due Date,

               (2) prepayments on the Mortgage Loans in that Loan Group collected in the related Prepayment Period,

               (3) the Stated Principal Balance of each Mortgage Loan in that Loan Group that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,

               (4) any Substitution Adjustment Amounts in respect of Mortgage Loans in that Loan Group, and

               (5) all liquidation proceeds in respect of Mortgage Loans in that Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that Loan Group received during the related Prepayment Period, minus

          (b) all non-recoverable advances relating to principal on the Mortgage Loans in that Loan Group and certain expenses reimbursed since the prior Due Date.

     "PREPAYMENT INTEREST EXCESS" means with respect to any Mortgage Loan and principal prepayment received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related borrower and retained by the master servicer in respect of interest on such principal prepayment.

INTEREST

     For any Distribution Date, the "ACCRUAL PERIOD" for (x) the LIBOR Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on the day immediately prior to that Distribution Date and (y) the MTA Certificates and the Class X Certificates will be the calendar month preceding the month of that Distribution Date.

     Interest Entitlement. Interest on the LIBOR Certificates will be calculated on the basis of a 360 day year and the actual number of days that elapsed in that Accrual Period. Interest on the MTA Certificates and the Class X Certificates will be calculated on the basis of a 360-day year divided into twelve 30 day months.

     The "INTEREST FUNDS" for any Distribution Date and Loan Group are equal to the Interest Remittance Amount for that Loan Group minus the related portion of the Trustee Fee for such Distribution Date.

     "CURRENT INTEREST," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date, is the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance or notional amount, as applicable, of such class immediately prior to such Distribution Date.

     "INTEREST CARRY FORWARD AMOUNT," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date, is the excess of:

          (a) Current Interest for such class with respect to prior Distribution Dates, over

          (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

     PASS-THROUGH RATES. The classes of certificates will have the respective pass-through rates set forth on the cover page hereof or as described below (each, a "PASS-THROUGH RATE").

     MTA Certificates.

     The Pass-Through Rate with respect to each Accrual Period and each class of MTA Certificates will be a per annum rate equal to the lesser of:

     (1) the sum of (a) One-Year MTA for such Accrual Period (calculated as described below under "-- Calculation of One-Year MTA") and (b) the Pass-Through Margin for such class and Accrual Period, and

     (2) the applicable Net Rate Cap for such class and such Distribution Date.

     Class 2-X Certificates.

     The Pass-Through Rate for the Class 2-X Certificates for the Accrual Period related to any Distribution Date will be a per annum rate equal to the lesser of:

     (1) the excess, if any, of:

          (a) the Weighted Average Adjusted Net Mortgage Rate for Loan Group 2, over

          (b) the sum of (a) One-Year MTA for such Accrual Period (calculated as described below under "-- Calculation of One-Year MTA") and (b) 1.50%, and

     (2) the applicable Net Rate Cap for such class and such Distribution Date.

     LIBOR Certificates.

     The Pass-Through Rate with respect to each Accrual Period and each class of LIBOR Certificates will be a per annum rate equal to the lesser of:

     (1) the sum of (a) One-Month LIBOR for such Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") and (b) the Pass-Through Margin for such class and Accrual Period, and

     (2) the applicable Net Rate Cap for such class and such Distribution Date.

     The "PASS-THROUGH MARGIN" for each class of Floating Rate Certificates is as follows:

                        PASS-THROUGH MARGIN
                        -------------------
CLASS OF CERTIFICATES       (1)     (2)
---------------------      -----   -----
Class 1-A-1..........      0.840%  0.840%
Class 1-A-2..........      0.840%  0.840%
Class 1-A-3..........      0.840%  0.840%
Class 2-A-1..........      0.130%  0.260%
Class 2-A-2..........      0.260%  0.520%
Class 2-A-3..........      0.210%  0.420%
Class M-1............      0.380%  0.570%
Class M-2............      0.400%  0.600%
Class M-3............      0.440%  0.660%
Class M-4............      0.600%  0.900%
Class M-5............      0.630%  0.945%
Class M-6............      1.000%  1.500%
Class M-7............      2.250%  3.375%

----------
(1) For the Accrual Period related to any Distribution Date occurring on or prior to the Optional Termination Date.

(2) For the Accrual Period related to any Distribution Date occurring after the Optional Termination Date.

     Class A-R, Class P and Class C Certificates.

     The Class A-R, Class P and Class C Certificates do not have a Pass-Through Rate.

     "ADJUSTED NET MORTGAGE RATE," with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan as of the Due Date related to that Distribution Date minus the Expense Fee Rate.

     "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE," for any Distribution Date and Loan Group is the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that Loan Group, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     "AVAILABLE FUNDS" for any Distribution Date and Loan Group is equal to the sum of (a) Interest Funds for that Loan Group for that Distribution Date and (b) the Principal Remittance Amount for that Loan Group for that Distribution Date.

     "AVAILABLE FUNDS RATE CAP" for any Distribution Date and Loan Group and each class of Variable Rate Certificates is the product, expressed as a percentage, of:

          (i)  the Available Funds for that Loan Group, and

          (ii) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     The "NET RATE CAP" for each Distribution Date and the following classes of certificates will equal:

-    with respect to each Class of Group 1 Senior Certificates, the excess of:

     (a)  the lesser of:

          (i) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in Loan Group 1 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

          (ii) the Available Funds Rate Cap for Loan Group 1,

     over

     (b) an amount equal to a fraction expressed as a percentage (i) the numerator of which is the product of (a) the interest accrued on the Class 1-X Certificates during the related Accrual Period and (b) 12 and (ii) the denominator of which is the aggregate Class Certificate Balance of the Group 1 Senior Certificates immediately prior to that Distribution Date;

-    with respect to each Class of Group 2 Senior Certificates, the product of:

     (1)  the excess, if any, of:

          (a)  the lesser of:

               (i) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in Loan Group 2 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

               (ii) the Available Funds Rate Cap for Loan Group 2,

          over

          (b)  an amount equal to a fraction expressed as a percentage of which
               (i) the numerator is the product of (a) the interest accrued on the Class 2-X Certificates during the related Accrual Period and
               (b) 12 and (ii) the denominator is the aggregate Class Certificate Balance of the Group 2 Senior Certificates immediately prior to that Distribution Date; and

     (2) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period; and

-    with respect to the Class 2-X Certificates, the excess, if any, of:

     (a)  the lesser of:

          (i) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in Loan Group 2 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

          (ii) the Available Funds Rate Cap for Loan Group 2,

     over

     (b)  the sum of:

          (i)  One-year MTA for the related Accrual Period; and

          (ii) 1.50%;

- with respect to each Class of subordinated certificates, the sum of the product of the following for each Loan Group:

     (i)  the Group Net Rate Cap with respect to that Loan Group;

     (ii) a fraction (not to exceed one):

          (a) the numerator of which is the Subordinated Portion for that Loan Group; and

          (b)  the denominator of which is the excess, if any, of:

               (A) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date); over

               (B) the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) immediately prior to that Distribution Date; and

     (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

     The "GROUP NET RATE CAP" for each Distribution Date and Loan Group is the lesser of (x) the Weighted Average Adjusted Net Mortgage Rate of that Loan Group and (y) the Available Funds Rate Cap of that Loan Group.

     The "SUBORDINATED PORTION" for any Distribution Date and Loan Group will equal the excess of (i) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) over (ii) the aggregate Class Certificate Balance of the related Senior Certificates (other than the related class of Class X Certificates) immediately prior to such Distribution Date.

     The "NET RATE CARRYOVER" for each class of Variable Rate Certificates on any Distribution Date will equal the sum of:

          (a)  the excess, if any, of:

               (i) the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the applicable Net Rate Cap, over

               (ii) the amount of interest such class accrued on such
                    Distribution Date based on the applicable Net Rate Cap, and

          (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the applicable Net Rate Cap).

DEFERRED INTEREST

     With respect to each Mortgage Loan and each related Due Date, "DEFERRED INTEREST" will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. Such excess may occur because the mortgage rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

THE CORRIDOR CONTRACT AND THE CORRIDOR FLOOR CONTRACT

     The Variable Rate Certificates will have the benefit of both an interest rate corridor contract (the "CORRIDOR CONTRACT") and an interest rate corridor floor contract (the "CORRIDOR FLOOR CONTRACT" and, together with the Corridor Contract, the "DERIVATIVE CONTRACTS"). The Derivative Contracts will be assets of a separate trust (the "SUPPLEMENTAL INTEREST TRUST") created under the pooling and servicing agreement for the benefit of the Variable Rate Certificates. Each Derivative Contract will be evidenced by a confirmation between Swiss Re Financial Products Corporation (the "COUNTERPARTY") and The Bank of New York, as supplemental interest trustee (in such capacity, the "SUPPLEMENTAL INTEREST TRUSTEE." The obligations of the Counterparty will be fully and unconditionally guaranteed by Swiss Reinsurance Company (the "GUARANTOR)" pursuant to a guaranty (the "GUARANTY") in favor of the supplemental interest trustee.

     Pursuant to the terms of each Derivative Contract, the terms of an ISDA Master Agreement were incorporated into each confirmation, as if such an ISDA Master Agreement had been executed by the supplemental interest trustee and the Counterparty on the date that such confirmation was executed. Additionally, each confirmation incorporates the terms of a Credit Support Annex (the "CREDIT SUPPORT ANNEX") between the supplemental interest trustee and the Counterparty. Both Derivative Contracts are subject to certain ISDA definitions, as published by the International Swaps and Derivatives Association, Inc.

     Beginning with the Distribution Date in February 2008 and on each subsequent Distribution Date up to and including the Distribution Date in October 2011 (the "CORRIDOR CONTRACT TERMINATION DATE"), the Variable Rate Certificates will have the benefit of the Corridor Contract. Beginning with the Distribution Date in February 2008 and on each subsequent Distribution Date on or prior to the Corridor Contract Termination Date, the amount payable by the Counterparty under the Corridor Contract will equal the product of:

     (i) the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined by the Counterparty) and (B) the related Corridor Contract Ceiling Rate for such Distribution Date over (y) 6.805%,

     (ii) the applicable Corridor Contract Notional Balance for such Distribution Date, and

     (iii) the number of days in the related calculation period (calculated on the basis of a 360-day year of twelve 30-day months), divided by 360.

     On or prior to the Distribution Date in January 2014, amounts, if any, received under the Corridor Contract by the supplemental interest trustee will be used to cover Net Rate Carryover on the Variable Rate Certificates and Unpaid Realized Loss Amounts on the Floating Rate Certificates and to restore and maintain overcollateralization at the required level. On any Distribution Date prior to the Distribution Date in January 2014, amounts received by the supplemental interest trustee in excess of the amounts distributed to the Variable Rate Certificates as described in the preceding sentence will remain in the Corridor Contract Reserve Fund for distribution to the holders of the Variable Rate Certificates on future Distribution Dates for the purposes described in the preceding sentence. On the Distribution Date in January 2014, any amounts remaining in the Corridor Contract Reserve Fund with respect to the Corridor Contract will be released to UBS Securities LLC and will not be available for payments on future Distribution Dates.

     The "CORRIDOR CONTRACT NOTIONAL BALANCE" and the "CORRIDOR CONTRACT CEILING RATE" are as described in the following table:

                          CORRIDOR      CORRIDOR
                          CONTRACT      CONTRACT
      MONTH OF            NOTIONAL       CEILING
  DISTRIBUTION DATE      BALANCE ($)    RATE (%)
  -----------------    --------------   --------
February 25, 2008...   573,080,000.00     6.865
March 25, 2008......   559,456,000.00     6.977
April 25, 2008......   544,970,000.00     7.100
May 25, 2008........   529,688,000.00     7.211
June 25, 2008.......   513,666,000.00     7.314
July 25, 2008.......   497,412,000.00     7.413
August 25, 2008.....   477,187,000.00     7.505
September 25, 2008..   461,677,000.00     7.598
October 25, 2008....   446,730,000.00     7.680
November 25, 2008...   432,320,000.00     7.761
December 25, 2008...   418,420,000.00     7.837
January 25, 2009....   404,961,000.00     7.895
February 25, 2009...   387,781,000.00     7.951
March 25, 2009......   375,395,000.00     8.004
April 25, 2009......   363,423,000.00     8.037
May 25, 2009........   351,860,000.00     8.073
June 25, 2009.......   340,691,000.00     8.109
July 25, 2009.......   329,876,000.00     8.125
August 25, 2009.....   310,431,000.00     8.132
September 25, 2009..   300,190,000.00     8.139
October 25, 2009....   290,278,000.00     8.138
November 25, 2009...   280,689,000.00     8.135
December 25, 2009...   271,263,000.00     8.133
January 25, 2010....   261,784,000.00     8.116

                          CORRIDOR      CORRIDOR
                          CONTRACT      CONTRACT
      MONTH OF            NOTIONAL       CEILING
  DISTRIBUTION DATE      BALANCE ($)    RATE (%)
  -----------------    --------------   --------
February 25, 2010...   245,796,000.00     9.007
March 25, 2010......   237,104,000.00     9.007
April 25, 2010......   228,727,000.00     9.007
May 25, 2010........   220,559,000.00     9.007
June 25, 2010.......   212,693,000.00     9.007
July 25, 2010.......   205,063,000.00     9.007
August 25, 2010.....   191,258,000.00     9.007
September 25, 2010..   184,385,000.00     9.007
October 25, 2010....   177,773,000.00     9.007
November 25, 2010...   171,412,000.00     7.829
December 25, 2010...   165,292,000.00     7.772
January 25, 2011....   159,406,000.00     7.707
February 25, 2011...   147,754,000.00     7.643
March 25, 2011......   142,525,000.00     7.569
April 25, 2011......   137,496,000.00     7.487
May 25, 2011........   132,659,000.00     7.405
June 25, 2011.......   128,005,000.00     7.311
July 25, 2011.......   123,530,000.00     7.212
August 25, 2011.....   113,577,000.00     7.110
September 25, 2011..   109,624,000.00     7.001
October 25, 2011....   105,821,000.00     6.883
November 25, 2011
   and thereafter...             0.00      0.00

     Beginning with the Distribution Date in April 2007 and on each subsequent Distribution Date up to and including the Distribution Date in September 2009 (the "CORRIDOR FLOOR CONTRACT TERMINATION DATE"), the Variable Rate Certificates will have the benefit of the Corridor Floor Contract. Beginning with the Distribution Date in April 2007 and on each subsequent Distribution Date on or prior to the Corridor Floor Contract Termination Date, the amount payable by the Counterparty under the Corridor Floor Contract will equal the product of:

     (i) the excess (if any) of (x) the related Corridor Floor Contract Strike Rate for such Distribution Date over (y) the greater of (A) One-Month LIBOR (as determined by the Counterparty) and (B) the related Corridor Floor Contract Floor Rate for such Distribution Date,

     (ii) the applicable Corridor Floor Contract Notional Balance for such Distribution Date, and

     (iii) the number of days in the related calculation period (calculated on the basis of a 360-day year of twelve 30-day months), divided by 360.

     Prior to the Distribution Date in July 2012, amounts, if any, received under the Corridor Floor Contract by the supplemental interest trustee will be used to cover unpaid Net Rate Carryover on the Variable Rate Certificates. Amounts received by the supplemental interest trustee in excess of the amounts distributed as described in the preceding sentence on any Distribution Date will remain in the Corridor Contract Reserve Fund for distribution to the holders of the Variable Rate Certificates on future Distribution Dates for the purposes described in the preceding sentence. On the Distribution Date in July 2012, amounts on deposit in the Corridor Contract Reserve Fund with respect to the Corridor Floor Contract will be used to cover Net Rate Carryover on the Variable Rate Certificates and Unpaid Realized Loss Amounts on the Floating Rate Certificates and to restore and maintain overcollateralization at the required level and any amounts remaining will be released to UBS Securities LLC and will not be available for payments on future Distribution Dates.

     The "CORRIDOR FLOOR CONTRACT NOTIONAL BALANCE", the "CORRIDOR FLOOR CONTRACT STRIKE RATE" and the "CORRIDOR FLOOR CONTRACT FLOOR RATE" are as described in the following table:

                                        CORRIDOR   CORRIDOR
                       CORRIDOR FLOOR     FLOOR      FLOOR
                          CONTRACT      CONTRACT   CONTRACT
      MONTH OF            NOTIONAL       STRIKE      FLOOR
  DISTRIBUTION DATE      BALANCE ($)    RATE (%)   RATE (%)
  -----------------    --------------   --------   --------
April 25, 2007......   656,229,000.00     4.988      4.947
May 25, 2007........   652,896,000.00     4.988      4.840
June 25, 2007.......   648,546,000.00     4.973      4.745
July 25, 2007.......   643,034,000.00     4.970      4.659
August 25, 2007.....   636,344,000.00     4.945      4.580
September 25, 2007..   628,548,000.00     4.879      4.509
October 25, 2007....   619,613,000.00     4.857      4.448
November 25, 2007...   609,561,000.00     4.820      4.387
December 25, 2007...   598,421,000.00     4.746      4.353
January 25, 2008....   586,171,000.00     4.715      4.318
February 25, 2008...   570,293,000.00     4.683      4.282
March 25, 2008......   556,123,000.00     4.681      4.257
April 25, 2008......   541,058,000.00     4.648      4.237
May 25, 2008........   525,174,000.00     4.626      4.219
June 25, 2008.......   508,540,000.00     4.626      4.196
July 25, 2008.......   491,670,000.00     4.599      4.214
August 25, 2008.....   470,881,000.00     4.582      4.229

                                        CORRIDOR   CORRIDOR
                       CORRIDOR FLOOR     FLOOR      FLOOR
                          CONTRACT      CONTRACT   CONTRACT
      MONTH OF            NOTIONAL       STRIKE      FLOOR
  DISTRIBUTION DATE      BALANCE ($)    RATE (%)   RATE (%)
  -----------------    --------------   --------   --------
September 25, 2008..   454,768,000.00     4.586      4.243
October 25, 2008....   439,226,000.00     4.561      4.261
November 25, 2008...   424,236,000.00     4.558      4.275
December 25, 2008...   409,780,000.00     4.582      4.298
January 25, 2009....   395,799,000.00     4.566      4.315
February 25, 2009...   378,224,000.00     4.557      4.332
March 25, 2009......   365,408,000.00     4.570      4.351
April 25, 2009......   353,045,000.00     4.554      4.377
May 25, 2009........   341,126,000.00     4.559      4.393
June 25, 2009.......   329,637,000.00     4.593      4.418
July 25, 2009.......   318,561,000.00     4.582      4.448
August 25, 2009.....   299,389,000.00     4.584      4.472
September 25, 2009..   289,314,000.00     4.578      4.574
October 25, 2009
   and thereafter...             0.00      0.00       0.00

     Each Derivative Contract will be subject to early termination by the supplemental interest trustee if at any time an "event of default" under the applicable Derivative Contract occurs and is continuing with respect to the Counterparty (or any related guarantor, if applicable), in each case in accordance with the provisions of the applicable Derivative Contract. Events of default with respect to the Counterparty (or any related guarantor, if applicable) include the following:

          1. a failure to make a payment due under the applicable Derivative Contract, if such failure is not remedied on or before the first business day after notice of such failure is received,

          2. a failure to comply with or perform any non-payment agreement or obligation to be complied with or performed in accordance with the applicable Derivative Contract, if such failure is not remedied on or before the thirtieth day after notice of such failure is received,

          3. if the credit rating of the Counterparty falls below a required ratings threshold level established by S&P and Moody's specified in the applicable Derivative Contract for 30 or more business days, a failure to post any collateral required in accordance with the Credit Support Annex if such failure is not remedied on or before the third business day after notice of such failure is received and certain other events involving the termination or repudiation of the Credit Support Annex prior to the satisfaction of all obligations under the applicable Derivative Contract,

          4. with respect to each Derivative Contract, the Counterparty (i) defaults under the other Derivative Contract, resulting in an early termination of the other Derivative Contract or (ii) disaffirms or repudiates the other Derivative Contract;

          5. a breach of certain representations of the Counterparty in the applicable Derivative Contract,

          6. (i) the occurrence or existence of a default, event of default or other similar condition or event in respect of the Counterparty under one or more agreements or instruments relating to indebtedness in an aggregate amount of not less 3% of the shareholders' equity of the Guarantor which has resulted in the acceleration or potential acceleration of such indebtedness or (ii) a default by the Counterparty under such agreement or instrument in making one or more payments on the due date thereof in an aggregate amount of not less than 3% of the shareholders' equity of the Guarantor (after giving effect to any applicable notice requirement or grace period),

          7. certain insolvency or bankruptcy events, and

          8. a merger by the Counterparty without an assumption of its obligations under the applicable Derivative Contract.

     Each Derivative Contract will be subject to early termination by the Counterparty due to an "event of default" of the supplemental interest trustee only in the limited event that the Counterparty is required to post collateral under the applicable Derivative Contract and the supplemental interest trustee fails to return any collateral to the Counterparty required to be returned under the Credit Support Annex if such failure is not remedied on or before the second business day after notice of such failure is received.

     Each Derivative Contract will also be subject to early termination by either the Counterparty or the supplemental interest trustee (or, in some cases, by both parties) if at any time a "TERMINATION EVENT" under the applicable Derivative Contract occurs and is continuing with respect to either party or both parties, in each case in accordance with the provisions of the applicable Derivative Contract. Termination events include the following:

          1. illegality (which generally relates to changes in law causing it to become unlawful for either party (or any related guarantor, in the case of the Counterparty) to perform its obligations under the applicable Derivative Agreement,

          2. a tax event (which generally relates to an amount being deducted or withheld for or on account of taxes with respect to a payment or the payment of an additional amount on account of an indemnifiable tax under the applicable Derivative Contract), and

          3. a tax event upon merger (which generally relates to an amount being deducted or withheld from a payment for or on account of taxes or the payment of an additional amount on account of an indemnifiable tax under the applicable Derivative Contract, in each case, resulting from a merger).

     Finally, each Derivative Contract will also be subject to early termination by the supplemental interest trustee if at any time an "ADDITIONAL TERMINATION EVENT" under the applicable Derivative Agreement occurs and is continuing with respect to the Counterparty, in each case in accordance with the provisions of the applicable Derivative Agreement:

          1. in the event that (i) the credit rating of the Counterparty (or any related guarantor) falls below an initial threshold level or a second, lower required ratings threshold level, each established by Moody's and S&P and specified in the applicable Derivative Contract and (ii) the Counterparty fails to take the actions required under the applicable Derivative Contract, which in some cases includes posting collateral under the Credit Support Annex, and

          2. in the event of a failure by the Counterparty to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item 1115(b)(1) or (b)(2) of Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, which continues unremedied for the time period provided in the applicable Derivative Contract, and the Counterparty fails to transfer the related contract at its sole cost and expense, in whole, but not in part, to a counterparty that (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any counterparty credit rating requirement set forth in the applicable Derivative Contract and (iii) is approved by the depositor and the rating agencies.

     If either Derivative Contract is terminated early, the Counterparty may owe a termination payment, payable in a lump sum. Any termination payment received from the Counterparty will be paid to a replacement counterparty as consideration for entering into a replacement corridor contract or corridor floor contract, as applicable. In the event that no replacement counterparty can be procured, such termination payment will instead be paid to the supplemental interest trustee, and will be deposited by the supplemental interest trustee in the Corridor Contract Reserve Fund and applied on future Distribution Dates as described above until the Corridor Contract Termination Date or Corridor Floor Contract Termination Date, as applicable.

     The significance percentage for each of the Corridor Contract and Corridor Floor Contract, and for both contracts taken in the aggregate, is less than 10%. The "SIGNIFICANCE PERCENTAGE" is the percentage that the significance estimate of each contract represents of the aggregate Class Certificate Balance of the Variable Rate Certificates. The "significance estimate" of each contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of each contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

     The Counterparty is a Delaware corporation incorporated on May 23, 1995. In the course of conducting its business, the Counterparty trades in over-the-counter derivative products and structures and advises on a variety of financial transactions that transfer insurance, market or credit risk to or from capital markets. The Counterparty's headquarters are located at 55 East 52nd Street, New York, New York 10055. The Counterparty currently has a long-term counterparty credit rating of "AA-" and a short-term debt rating of "A-1+" from Standard & Poor's.

     The Counterparty is an indirect, wholly owned subsidiary of Swiss Reinsurance Company, a Swiss corporation. Swiss Reinsurance Company was founded in Zurich, Switzerland, in 1863 and since then has become one of the world's leading reinsurers. Swiss Reinsurance Company and its reinsurance subsidiaries have over 70 offices in more than 30 countries. Swiss Reinsurance Company's headquarters are located at Mythenquai 50/60, CH-8022, Zurich, Switzerland. On June 12, 2006, Swiss Reinsurance Company announced that it completed its acquisition of GE Insurance Solutions (excluding its US life and health business) from General Electric.

     Swiss Reinsurance Company (which, as noted above, is also the Guarantor) currently has (i) from Standard & Poor's: long-term counterparty credit, financial strength and senior unsecured debt ratings of "AA-" and a short-term counterparty credit rating of "A-1+," (ii) from Moody's: insurance financial strength and senior debt ratings of "Aa2" (negative outlook), and a short-term rating of "P-1" and (iii) from Fitch: insurer financial strength rating (Fitch initiated) and long-term issuer rating (Fitch initiated) of "AA-".

     Various regulatory authorities, including the U.S. Securities and Exchange Commission and State Attorneys General in the United States, including the New York State Attorney General's office, State Insurance Departments in the United States and the U.K. Financial Services Authority, as well as law enforcement agencies, are conducting investigations on various aspects of the insurance industry, including the use of non-traditional, or loss mitigation insurance products. Swiss Reinsurance Company is among the companies that have received subpoenas to produce documents relating to "non-traditional" products as part of these investigations. Swiss Reinsurance Company has announced that it is cooperating fully with all requests for documents addressed to it. It is unclear at this point what the ultimate scope of the investigations will be, in terms of the products, parties or practices under review, particularly given the potentially broad range of products that could be characterized as "non-traditional." It is therefore also unclear what the direct or indirect consequences of such investigations will be, and Swiss Reinsurance Company is not currently in a position to give any assurances as to the consequences for it or the insurance and reinsurance industries of the foregoing investigations or related developments. Any of the foregoing could adversely affect its business, results of operations and financial condition.

     The information contained in the preceding four paragraphs has been provided by the Counterparty and Swiss Reinsurance Company for use in this free writing prospectus. Neither the Counterparty nor Swiss Reinsurance Company undertakes any obligation to update such information. The Counterparty and Swiss Reinsurance Company have not been involved in the preparation of, and do not accept responsibility for, this free writing prospectus as a whole other than the information contained in the preceding four paragraphs.

     The offered certificates do not represent an obligation of the Counterparty or the Guarantor. The holders of the offered certificates are not parties to or beneficiaries under the Corridor Contract or the Corridor Floor Contract and will not have any right to proceed directly against the Counterparty in respect of its obligations under the Derivative Contracts.

     The Derivative Contracts and the Guaranty will be filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K after the Closing Date.

PRINCIPAL

     The "PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date, is the excess, if any, of:

          (i) the aggregate Class Certificate Balance of the certificates (other than the Class X Certificates) immediately prior to such Distribution Date, over

          (ii) the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period), over (b) the Overcollateralization Target Amount for such Distribution Date.

     The "GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the lesser of (a) the Principal Distribution Amount and (b) the amount of Available Funds remaining after the distributions of Available Funds according to priorities (1) through (3) under "-- Distributions of Available Funds" below and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for both Loan Groups for that Distribution Date.

     The "GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the lesser of (a) the Principal Distribution Amount and (b) the amount of Available Funds remaining after the distributions of Available Funds according to priorities (1) through (3) under "-- Distributions of Available Funds" below and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for both Loan Groups for that Distribution Date.

     "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related borrower, (ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period (iii) any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related mortgage note on or prior to that Due Date and (iv) any Deficient Valuation previously applied to reduce the unpaid principal balance of the Mortgage Loan. The Stated Principal Balance of a Liquidated Mortgage Loan is zero. The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal Balances of the Mortgage Loans.

     "DEFICIENT VALUATION" means for any Mortgage Loan, a valuation by a court of competent jurisdiction of the mortgaged property in an amount less than the then-outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the federal bankruptcy code.

     "PREPAYMENT PERIOD" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from January 1, 2007) through the fifteenth day of the calendar month in which the Distribution Date occurs.

     "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

     (1) the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) immediately prior to such Distribution Date, over

     (2) the lesser of (A) the product of (i) (x) 77.1253123449% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in February 2013 or (y) 81.7002498759% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in February 2013 and
(ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor.

     The "GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the lesser of (a) the Senior Principal Distribution Amount and (b) the amount of Available Funds remaining after the distributions of Available Funds according to priorities (1) through
(3) under "-- Distributions of Available Funds" below and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for both Loan Groups for that Distribution Date.

     The "GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the lesser of (a) the Senior Principal Distribution Amount and (b) the amount of Available Funds remaining after the distributions of Available Funds according to priorities (1) through
(3) under "-- Distributions of Available Funds" below and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for both Loan Groups for that Distribution Date.

     "SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of Subordinated Certificates and Distribution Date will equal the excess of:

     (1) the sum of:

          (a) the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) (after taking into account the distribution of the Senior Principal Distribution Amount for such Distribution Date),

          (b) the aggregate Class Certificate Balance of any class(es) of Subordinated Certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of certificates for such Distribution Date), and

          (c) the Class Certificate Balance of such class of Subordinated Certificates immediately prior to such Distribution Date, over

     (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Subordinated Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor;

provided, however, that if such class of Subordinated Certificates is the only class of Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount until its Class Certificate Balance is reduced to zero.

     The "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET SUBORDINATION PERCENTAGE" for each class of subordinated certificates will equal the respective percentages indicated in the following table:

                Initial Target   Stepdown Target   Stepdown Target
                 Subordination    Subordination     Subordination
                  Percentage      Percentage (1)    Percentage (2)
                --------------   ---------------   ---------------
Class M-1....    6.7499615280%    16.8749038200%    13.4999230560%
Class M-2....    4.5999269672%    11.4998174181%     9.1998539344%
Class M-3....    3.9499130451%     9.8747826128%     7.8998260903%
Class M-4....    2.7002194592%     6.7505486479%     5.4004389183%
Class M-5....    2.2001627930%     5.5004069825%     4.4003255860%
Class M-6....    1.3500067166%     3.3750167915%     2.7000134332%
Class M-7....    0.5000000000%     1.2500000000%     1.0000000000%

----------
(1) For any Distribution Date occurring on or after the Distribution Date occurring in February 2010 and prior to the Distribution Date occurring in February 2013.

(2) For any Distribution Date occurring on or after the Distribution Date occurring in February 2013.

     The Initial Target Subordination Percentages will not be used to calculate distributions on the subordinated certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the subordinated certificates and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of subordinated certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the cut-off date.

     "OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date.

     "OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date and (b) on or after the Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the Stepdown Date but prior to the Distribution Date in February 2013, an amount equal to 1.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in February 2013, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the OC Floor;

provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

     "STEPDOWN DATE" is the earlier to occur of:

          (1) the Distribution Date after the Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) is reduced to zero, and

          (2) the later to occur of (x) the Distribution Date in February 2010 and (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) 22.8746876551% on any Distribution Date prior to the Distribution Date in February 2013 and (b) 18.2997501241% on any Distribution Date on or after the Distribution Date in February 2013.

     A "TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if either a Delinquency Trigger Event is in effect with respect to that Distribution Date or a Cumulative Loss Trigger Event is in effect with respect to that Distribution Date.

     A "DELINQUENCY TRIGGER EVENT" is in effect with respect to a Distribution Date on or after the Stepdown Date if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds the product of (i) 30.60% and the Senior Enhancement Percentage for any Distribution Date prior to the Distribution Date in February 2012 and (ii) 38.25% and the Senior Enhancement Percentage for any Distribution Date on or after the Distribution Date in February 2012.

     The "SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Stepdown Date is equal to a fraction (expressed as a percentage) of:

          (1) the numerator of which is the excess of:

               (a) the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date over

               (b) (i) before the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) has been reduced to zero, the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates), or (ii) after such time, the Class Certificate Balance of the most senior class of Subordinated Certificates outstanding, as of the Business Day immediately preceding the Distribution Date in the calendar month prior to the month of such Distribution Date, and

          (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date.

     A "CUMULATIVE LOSS TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans, as set forth below:

DISTRIBUTION DATE                  PERCENTAGE
-----------------                  ----------
February 2010 - January 2011....   0.50% with respect to February 2010, plus an
                                      additional 1/12th of 0.40% for each month
                                      thereafter through January 2011

February 2011 - January 2012....   0.90% with respect to February 2011, plus an
                                      additional 1/12th of 0.40% for each month
                                      thereafter through January 2012

February 2012 - January 2013....   1.30% with respect to February 2012, plus an
                                      additional 1/12th of 0.50% for each month
                                      thereafter through January 2013

February 2013 - January 2014....   1.80% with respect to February 2013, plus an
                                      additional 1/12th of 0.15% for each month
                                      thereafter through January 2014

February 2014 and thereafter....   1.95%

     "UNPAID REALIZED LOSS AMOUNT" means for any class of certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.

     The "ROLLING SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date is the average of the Sixty-Day Delinquency Rates for such Distribution Date and the two immediately preceding Distribution Dates.

     The "SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans that were 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans as of the related Due Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     A "REALIZED LOSS" with respect to any Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.

     "SUBSEQUENT RECOVERIES" are unexpected recoveries received after the determination by the master servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the master servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

RESIDUAL CERTIFICATES

     The Class A-R Certificates do not bear interest. The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Class Certificate Balance will equal zero. The Class A-R Certificates will remain outstanding for so long as the issuing entity will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date the holders of the Class A-R Certificates will be entitled to receive certain additional distributions as provided in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

     The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the classes of certificates. As a result, interest collections on the Mortgage Loans net of Deferred Interest are expected to be generated in excess of the amount of interest payable to the holders of the related certificates and the related fees and expenses payable by the issuing entity. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

DISTRIBUTION OF AVAILABLE FUNDS

     On each Distribution Date, the aggregate Available Funds for both Loan Groups will be distributed in the following amounts and order of priority:

     (1) concurrently, to the Class 1-X and Class 2-X Certificates, the Current Interest and the Interest Carry Forward Amount for such class and such Distribution Date, pro rata based on their respective entitlements;

     (2) concurrently, to each class of Senior Certificates (other than the Class A-R and Class X Certificates), the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date, pro rata based on their respective entitlements;

     (3) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the Current Interest for each such class and such Distribution Date;

     (4)(A) for each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, in the following order:

          (1) in an amount up to the Principal Distribution Amount for such Distribution Date, concurrently, to the following classes of certificates, pro rata between the Group 1 Senior Certificates and the Group 2 Senior Certificates on the basis of the related Principal Distribution Amount:

               (a) in an amount up to the Group 1 Principal Distribution Amount for such Distribution Date, in the following order:

                    (i) to the Class A-R Certificates, until its Class
               Certificate Balance is reduced to zero;

                    (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (iii) concurrently, to the Class 2-A-1, Class 2-A-2 and
               Class 2-A-3 Certificates (after any distributions to such certificates from the Group 2 Principal Distribution Amount), pro rata, until their respective Class Certificate Balances are reduced to zero; and

               (b) in an amount up to the Group 2 Principal Distribution Amount for such Distribution Date, in the following order of priority:

                    (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates (after any distributions to such certificates from the Group 1 Principal Distribution Amount), pro rata, until their respective Class Certificate Balances are reduced to zero; and

          (2) the remaining Principal Distribution Amount, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

     (B) on each Distribution Date on or after the Stepdown Date so long as a Trigger Event is not in effect, in the following order:

          (1) in an amount up to the Senior Principal Distribution Amount for such Distribution Date, concurrently, to the following classes of certificates, pro rata between the Group 1 Senior Certificates and the Group 2 Senior Certificates on the basis of the related Senior Principal Distribution Amount:

               (a) in an amount up to the Group 1 Senior Principal Distribution Amount for such Distribution Date, in the following order:

                    (i) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (ii) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates (after any distribution to such certificates from the Group 2 Senior Principal Distribution Amount), pro rata, until their respective Class Certificate Balances are reduced to zero; and

               (b) in an amount up to the Group 2 Senior Principal Distribution Amount for such Distribution Date, in the following order of priority:

                    (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero:

                    (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates (after any distribution to such certificates from the Group 1 Senior Principal Distribution Amount), pro rata, until their respective Class Certificate Balances are reduced to zero;

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the Subordinated Class Principal Distribution Amount, until their respective Class Certificate Balances are reduced to zero;

     (5) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the Interest Carry Forward Amount for each such class and such Distribution Date;

     (6) concurrently, to the classes of Senior Certificates (other than the Class X Certificates), pro rata based on the aggregate Unpaid Realized Loss Amount for the Senior Certificates (other than the Class X Certificates) related to each Loan Group, as follows:

          (A) in an amount up to the aggregate Unpaid Realized Loss Amount for the Group 1 Senior Certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class; and

          (B) in an amount up to the aggregate Unpaid Realized Loss Amount for the Group 2 Senior Certificates, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

     (7) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

     (8) to the Class 2-X Certificates, in an amount up to the amount of Net Rate Carryover for such class;

     (9) concurrently, to each class of Senior Certificates (other than the Class X Certificates), in an amount up to the amount of Net Rate Carryover for each such class, pro rata on the basis of the amount of Net Rate Carryover with respect to each such class of certificates;

     (10) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of Net Rate Carryover for each such class; and

     (11) to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

     Any Interest Carry Forward Amounts, Unpaid Realized Loss Amounts or Net Rate Carryover that remains after the Class Certificate Balance of the related class of certificates is reduced to zero will be extinguished.

CALCULATION OF ONE-YEAR MTA

          The MTA Certificates will bear interest during each Accrual Period at the applicable rate determined as described under "--Interest" above.

          "ONE-YEAR MTA" is a per annum rate equal to the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)". The One-Year MTA used for each Accrual Period will be the most recent One-Year MTA figure available as of fifteen days prior to the commencement of that Accrual Period (a "ONE-YEAR MTA DETERMINATION DATE").

          If One-Year MTA is no longer available, the calculation agent will choose a new index for the MTA Certificates that is based on comparable information.

CALCULATION OF ONE-MONTH LIBOR

          The LIBOR Certificates will bear interest during each Accrual Period at the applicable rate determined as described under "--Interest" above.

          On the second LIBOR Business Day preceding the commencement of each Accrual Period for the LIBOR Certificates (each such date, an "INTEREST DETERMINATION DATE"), the trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for such Accrual Period on the basis of such rate as it is quoted on the Bloomberg Terminal for that Interest Determination Date. If such rate is not quoted on the Bloomberg terminal (or such other service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period. The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.0125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and "REFERENCE BANKS" means leading banks selected by the trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

               (1)  with an established place of business in London,

               (2)  which have been designated as such by the trustee and

               (3) which are not controlling, controlled by, or under common control with, the depositor, Countrywide Servicing or any successor master servicer.

          The establishment of One-Month LIBOR on each Interest Determination Date by the trustee and the trustee's calculation of the rate of interest applicable to the LIBOR Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

          The pooling and servicing agreement requires the trustee to establish an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the trustee on behalf of the holders of the offered certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Carryover Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

CORRIDOR CONTRACT RESERVE FUND

          The pooling and servicing agreement will require the supplemental interest trustee to establish an account (the "CORRIDOR CONTRACT RESERVE FUND"), which will be held in trust in the Supplemental Interest Trust on behalf of the holders of the Variable Rate Certificates. On the closing date, the depositor will deposit, or cause to be deposited, $1,000 in the Corridor Contract Reserve Fund. The Corridor Contract Reserve Fund will not be an asset of the issuing entity or of any REMIC.

          On each Distribution Date, the trustee will deposit in the Corridor Contract Reserve Fund any amounts received in respect of the Corridor Contract and the Corridor Floor Contract for the related Accrual Period.

          Prior to the Distribution Date in July 2012, amounts received in respect of the Corridor Floor Contract will be distributed to the Variable Rate Certificates to the extent necessary and to the extent not previously distributed from Available Funds in the following order:

               (1) to the Class 2-X Certificates, in an amount up to the amount of any remaining Net Rate Carryover for such class;

               (2) concurrently, to each class of senior Floating Rate Certificates, in an amount up to the amount of any remaining Net Rate Carryover for each such class pro rata based on their respective amounts of remaining Net Rate Carryover; and

               (3) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of any remaining Net Rate Carryover for each such class.

          Prior to the Distribution Date in July 2012, amounts received in respect of the Corridor Floor Contract in excess of the amounts distributed above will be held in the Corridor Contract Reserve Fund to make the distributions described above on future Distribution Dates.

          On each Distribution Date with respect to amounts received in respect of the Corridor Contract and on the Distribution Date in July 2012 with respect to amounts on deposit in the Corridor Contract Reserve Fund in respect of the Corridor Floor Contract, amounts on deposit in the Corridor Contract Reserve Fund will be distributed to the Variable Rate Certificates, to the extent necessary and to the extent not previously distributed from (i) Available Funds or (ii) amounts received or amounts on deposit in the Corridor Contract Reserve Fund in respect of the Corridor Floor Contract, in the following order:

               (1) to the class or classes of Floating Rate Certificates then entitled to receive distributions in respect of principal, in an aggregate amount up to the Overcollateralization Deficiency Amount remaining unpaid following the distribution of principal as described under " -- Distribution of Available Funds" above, payable in the amounts and priorities described in rules 4(A) and 4(B) under " -- Distribution of Available Funds" above;

               (2) concurrently, to the Group 1 Senior Certificates and the Group 2 Senior Certificates, pro rata based on the aggregate remaining Unpaid Realized Loss Amount for the Group 1 Senior Certificates and the Group 2 Senior Certificates:

                    (a) in an amount up to the aggregate remaining Unpaid
               Realized Loss Amount for the Group 1 Senior Certificates sequentially to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class; and

                    (b) in an amount up to the aggregate remaining Unpaid
               Realized Loss Amount for the Group 2 Senior Certificates sequentially to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

               (3) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of any remaining Unpaid Realized Loss Amount for each such class;

               (4) to the Class 2-X Certificates, in an amount up to the amount of any remaining Net Rate Carryover for such class;

               (5) concurrently, to each class of senior Floating Rate Certificates, in an amount up to the amount of any remaining Net Rate Carryover for each such class pro rata based on their respective amounts of remaining Net Rate Carryover;

               (6) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of any remaining Net Rate Carryover for each such class; and

               (7) to UBS Securities LLC; provided however, that prior to the Distribution Date in January 2014, any such remaining amount with respect to the Corridor Contract shall instead be held in the Corridor Contract Reserve Fund to be distributed on future Distribution Dates according to these priorities.

          "OVERCOLLATERALIZATION DEFICIENCY AMOUNT" for any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Available Funds on such Distribution
Date).

          "OVERCOLLATERALIZED AMOUNT" for any Distribution Date equals the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments, the principal portion of any liquidation proceeds and any Subsequent Recoveries received in the related Prepayment Period) exceeds (y) the aggregate Class Certificate Balance of the Floating Rate Certificates (after giving effect to distributions of the Available Funds to be made on such Distribution Date).

CREDIT ENHANCEMENT RESERVE FUND

          The pooling and servicing agreement will require the supplemental interest trustee to establish an account (the "CREDIT ENHANCEMENT RESERVE FUND"), which will be held in trust in the Supplemental Interest Trust on behalf of the holders of the Floating Rate Certificates. On the closing date, the depositor will deposit, or cause to be deposited, $1,000 in the Credit Enhancement Reserve Fund. The Credit Enhancement Reserve Fund will not be an asset of the issuing entity or of any REMIC.

          On any Distribution Date for which a Reserve Trigger Event is not in effect, the trustee will distribute all prepayment charges on the Mortgage Loans in Loan Group 1 and Loan Group 2 to the Class 1-P and Class 2-P Certificates, respectively.

          On any Distribution Date for which a Reserve Trigger Event is in effect, the trustee will distribute 45% of the prepayment charges on the Mortgage Loans in Loan Group 1 and Loan Group 2 to the Class 1-P and Class 2-P Certificates, respectively. The trustee will deposit the remainder of the prepayment charges from both Loan Groups in to the Credit Enhancement Reserve Fund.

          A "RESERVE TRIGGER EVENT" will be in effect on a Distribution Date when the aggregate Stated Principal Balance of the Mortgage Loans in Sub-Loan Group 1-X and Loan Group 2 with prepayment charges is less than the "RESERVE TRIGGER AMOUNT" for such Distribution Date in the following table:

                         RESERVE
                         TRIGGER
DISTRIBUTION DATE       AMOUNT ($)
-----------------      -----------
February 25, 2007...   453,708,000
March 25, 2007......   449,481,000
April 25, 2007......   445,363,000
May 25, 2007........   440,953,000
June 25, 2007.......   436,154,000
July 25, 2007.......   430,934,000

                         RESERVE
                         TRIGGER
DISTRIBUTION DATE       AMOUNT ($)
-----------------      -----------
August 25, 2007.....   425,284,000
September 25, 2007..   419,213,000
October 25, 2007....   412,726,000
November 25, 2007...   405,837,000
December 25, 2007...   398,567,000
January 25, 2008....   391,030,000

                         RESERVE
                         TRIGGER
DISTRIBUTION DATE       AMOUNT ($)
-----------------      -----------
February 25, 2008...   390,952,000
March 25, 2008......   381,406,000
April 25, 2008......   371,178,000
May 25, 2008........   360,405,000
June 25, 2008.......   349,138,000
July 25, 2008.......   337,738,000
August 25, 2008.....   322,917,000
September 25, 2008..   312,131,000
October 25, 2008....   301,721,000
November 25, 2008...   291,676,000
December 25, 2008...   281,982,000
January 25, 2009....   272,596,000
February 25, 2009...   259,884,000

                         RESERVE
                         TRIGGER
DISTRIBUTION DATE       AMOUNT ($)
-----------------      -----------
March 25, 2009......   251,325,000
April 25, 2009......   243,061,000
May 25, 2009........   235,091,000
June 25, 2009.......   227,404,000
July 25, 2009.......   219,990,000
August 25, 2009.....   205,250,000
September 25, 2009..   198,545,000
October 25, 2009....   192,078,000
November 25, 2009...   185,839,000
December 25, 2009...   179,821,000
January 25, 2010....   173,994,000
February 25, 2010
and thereafter......             0

          Beginning with the Distribution Date in January 2012 and up to and including the Distribution Date in January 2013, such amounts deposited in the Credit Enhancement Reserve Fund will be distributed to the Floating Rate Certificates, to the extent necessary and to the extent not previously distributed pursuant to " -- Distribution of Available Funds" above and any distributions from the Corridor Contract Reserve Fund, in the following order:

               (1) to the class or classes of Floating Rate Certificates then entitled to receive distributions in respect of principal, in an aggregate amount up to the Overcollateralization Deficiency Amount remaining unpaid following the distribution of principal as described under " -- Distribution of Available Funds" above, payable in the amounts and priorities described in rules 4(A) and 4(B) under " -- Distribution of Available Funds" above;

               (2) concurrently, to the Group 1 Senior Certificates and the Group 2 Senior Certificates, pro rata based on the aggregate remaining Unpaid Realized Loss Amount for the Group 1 Senior Certificates and the Group 2 Senior Certificates:

                    (a) in an amount up to the aggregate remaining Unpaid
               Realized Loss Amount for the Group 1 Senior Certificates sequentially to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class; and

                    (b) in an amount up to the aggregate remaining Unpaid
               Realized Loss Amount for the Group 2 Senior Certificates sequentially to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class; and

               (3) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of any remaining Unpaid Realized Loss Amount for each such class.

          On each Distribution Date prior to the Distribution Date in January 2013, any remaining amounts will remain on deposit in the Credit Enhancement Reserve Fund for distribution on future Distribution Dates as specified above. On the Distribution Date in January 2013, any amounts remaining after the distributions described above will be distributed to the Class C Certificates.

APPLIED REALIZED LOSS AMOUNTS

          After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the Senior Certificates.

          If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the certificates (other than the Class X Certificates) exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the amount of such excess will be applied, first, to reduce the Class Certificate Balances of the Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero and, second, to the Group 1 Senior Certificates and Group 2 Senior Certificates as follows:

               (a) with respect to Realized Losses on the Group 1 Mortgage Loans, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero; and

               (b) with respect to Realized Losses on the Group 2 Mortgage Loans, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero.

Any such reduction described in this paragraph is an "APPLIED REALIZED LOSS AMOUNT."

          Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of certificates on the Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of Class Certificate Balance above.

                                                                         ANNEX A

                                THE MORTGAGE POOL

          The following information sets forth certain characteristics of the Mortgage Loans in each Loan Group or sub-loan group, as applicable, as of the cut-off date. Other than with respect to rates of interest, percentages are approximate and are stated in each case by aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group or sub-loan group, as applicable, as of the cut-off date. Due to rounding, the sum in any column of the following tables may not equal the indicated value.

                                  LOAN GROUP 1

                                  LOAN PROGRAM

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------                 --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
One-Year MTA..................    1,090   $450,149,097.79   100.00%   412,980.82    4.931      400         711          74.86
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                            PERCENT               WEIGHTED
                                                              OF       AVERAGE     AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     TERM TO     AVERAGE       ORIGINAL
CURRENT                         MORTGAGE      BALANCE        LOAN    OUTSTANDING   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS     OUTSTANDING     GROUP 1      ($)       (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  -----------  ---------  -----------  -------------
1.000.........................       72   $ 26,236,487.00     5.83%   364,395.65     361         734          72.29
1.250.........................       84     36,410,059.00     8.09    433,453.08     399         730          72.87
1.500.........................      111     42,377,268.00     9.41    381,777.19     414         715          74.88
1.540.........................        1        292,000.00     0.06    292,000.00     480         662          80.00
1.750.........................      105     50,039,600.26    11.12    476,567.62     401         717          71.78
2.000.........................       61     27,890,917.03     6.20    457,228.15     398         709          74.65
2.250.........................       26      8,315,431.59     1.85    319,824.29     386         698          77.60
2.445.........................        2        666,000.00     0.15    333,000.00     360         719          90.00
2.500.........................       36     11,588,158.00     2.57    321,893.28     383         691          77.15
2.660.........................        1        405,000.00     0.09    405,000.00     480         695          90.00
2.695.........................        1        533,542.00     0.12    533,542.00     480         707          90.00
2.750.........................       32     10,577,205.00     2.35    330,537.66     412         693          76.74
2.770.........................        1        282,259.00     0.06    282,259.00     480         687          90.00
2.875.........................        1        355,000.00     0.08    355,000.00     360         622          84.52
2.970.........................        1        317,700.00     0.07    317,700.00     360         713          90.00
3.000.........................       14      3,304,940.00     0.73    236,067.14     409         677          79.08
3.180.........................        1        400,000.00     0.09    400,000.00     360         639          88.89
3.195.........................        1        606,505.18     0.13    606,505.18     359         759          89.99
3.220.........................        1        265,000.00     0.06    265,000.00     480         750          88.33
3.250.........................        8      2,467,450.00     0.55    308,431.25     395         670          83.39
3.445.........................        1        389,500.00     0.09    389,500.00     360         693          95.00
3.500.........................       11      4,015,705.00     0.89    365,064.09     428         706          86.85
3.660.........................        2        485,079.00     0.11    242,539.50     480         676          90.61
3.750.........................        1        122,500.00     0.03    122,500.00     360         657          75.62
3.755.........................        1        247,000.00     0.05    247,000.00     480         767          95.00
3.845.........................        1        311,125.00     0.07    311,125.00     360         692          95.00
3.980.........................        1         63,000.00     0.01     63,000.00     480         721          90.00
4.000.........................        1         76,000.00     0.02     76,000.00     360         655          80.00
6.375.........................        1        760,000.00     0.17    760,000.00     360         704          80.00
6.750.........................        1        463,920.00     0.10    463,920.00     360         678          80.00
6.875.........................        5      2,199,200.00     0.49    439,840.00     407         702          69.58
7.000.........................        1        488,000.00     0.11    488,000.00     360         776          80.00
7.125.........................        8      2,725,745.53     0.61    340,718.19     398         732          77.53

                                                            PERCENT               WEIGHTED
                                                              OF       AVERAGE     AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     TERM TO     AVERAGE       ORIGINAL
CURRENT                         MORTGAGE      BALANCE        LOAN    OUTSTANDING   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS     OUTSTANDING     GROUP 1      ($)       (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  -----------  ---------  -----------  -------------
7.250.........................        7      2,264,970.85     0.50    323,567.26     360         735          77.63
7.375.........................        5      2,142,500.82     0.48    428,500.16     359         706          74.05
7.500.........................       20     12,278,469.89     2.73    613,923.49     378         714          67.50
7.625.........................       17      9,092,008.50     2.02    534,824.03     414         735          74.43
7.750.........................       18     10,872,389.50     2.42    604,021.64     407         716          75.93
7.758.........................        1        312,000.00     0.07    312,000.00     360         646          59.43
7.785.........................        1        369,371.95     0.08    369,371.95     358         674          90.00
7.875.........................       35     15,615,208.53     3.47    446,148.82     410         717          70.02
7.880.........................        1        213,750.00     0.05    213,750.00     480         700          95.00
7.975.........................        1        399,000.00     0.09    399,000.00     360         721          95.00
8.000.........................       39     16,524,018.77     3.67    423,692.79     411         732          75.99
8.070.........................        1        211,981.96     0.05    211,981.96     359         724          90.00
8.125.........................       67     30,030,202.36     6.67    448,211.98     409         715          73.55
8.160.........................        1        336,165.91     0.07    336,165.91     358         685          90.00
8.195.........................        1        250,089.19     0.06    250,089.19     358         692          95.00
8.210.........................        1        339,561.62     0.08    339,561.62     479         664          87.20
8.225.........................        1        143,000.00     0.03    143,000.00     360         701          83.14
8.250.........................       56     27,255,673.45     6.05    486,708.45     395         713          75.21
8.315.........................        1        241,200.00     0.05    241,200.00     360         699          90.00
8.350.........................        1        149,000.00     0.03    149,000.00     360         703          85.00
8.375.........................       45     15,689,802.04     3.49    348,662.27     418         701          77.00
8.410.........................        1        635,048.54     0.14    635,048.54     357         660          88.56
8.445.........................        1        343,120.61     0.08    343,120.61     358         738          87.82
8.465.........................        1        262,000.00     0.06    262,000.00     360         641          87.33
8.475.........................        1        376,570.63     0.08    376,570.63     357         716          91.46
8.500.........................       99     43,164,828.37     9.59    436,008.37     397         678          75.56
8.595.........................        1        245,020.35     0.05    245,020.35     357         745          91.70
8.625.........................       11      3,847,780.08     0.85    349,798.19     429         697          78.89
8.660.........................        1        608,554.60     0.14    608,554.60     358         672          90.00
8.670.........................        1        263,000.00     0.06    263,000.00     360         630          85.67
8.680.........................        1        492,754.46     0.11    492,754.46     359         630          90.00
8.690.........................        3        928,977.44     0.21    309,659.15     359         685          89.33
8.735.........................        1        535,635.14     0.12    535,635.14     478         682          89.75
8.750.........................       10      3,902,859.15     0.87    390,285.92     464         699          79.45
8.870.........................        1        387,533.80     0.09    387,533.80     359         631          88.99
8.875.........................       40     13,218,808.05     2.94    330,470.20     410         705          75.54
8.915.........................        1        308,012.42     0.07    308,012.42     478         698          84.14
8.960.........................        1        220,932.22     0.05    220,932.22     358         770          90.00
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 (as so adjusted) is expected to be approximately 4.906% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 is expected to be approximately 4.931% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
RANGE OF                         NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
CURRENT MORTGAGE                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
LOAN PRINCIPAL                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
BALANCES ($)                      LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
 50,000.01 - 100,000.00.......       39   $  3,281,633.75     0.73%     84,144.46    5.183      381         716          74.66
100,000.01 - 150,000.00.......       56      7,505,068.69     1.67     134,019.08    4.041      392         718          73.65
150,000.01 - 200,000.00.......      106     18,769,479.36     4.17     177,070.56    4.502      400         706          76.05
200,000.01 - 250,000.00.......      110     24,811,626.75     5.51     225,560.24    5.119      392         711          74.65
250,000.01 - 300,000.00.......      141     39,154,568.28     8.70     277,691.97    5.069      401         707          76.29
300,000.01 - 350,000.00.......      118     38,373,031.23     8.52     325,195.18    4.875      399         709          77.69
350,000.01 - 400,000.00.......      107     40,260,264.96     8.94     376,264.16    5.156      402         702          77.16
400,000.01 - 450,000.00.......       67     28,678,722.12     6.37     428,040.63    3.979      399         710          78.34
450,000.01 - 500,000.00.......       74     35,240,994.66     7.83     476,229.66    4.769      402         713          76.30
500,000.01 - 550,000.00.......       52     27,308,570.11     6.07     525,164.81    4.734      405         711          77.25
550,000.01 - 600,000.00.......       51     29,408,036.99     6.53     576,628.18    5.039      397         707          76.69
600,000.01 - 650,000.00.......       43     27,129,772.86     6.03     630,924.95    5.027      413         708          74.05
650,000.01 - 700,000.00.......       14      9,431,956.78     2.10     673,711.20    4.432      428         726          72.56
700,000.01 - 750,000.00.......       12      8,845,729.38     1.97     737,144.12    3.228      380         711          74.82
750,000.01 - 1,000,000.00.....       56     48,750,957.96    10.83     870,552.82    4.600      391         716          72.42
1,000,000.01 - 1,500,000.00...       32     39,655,801.79     8.81   1,239,243.81    6.017      414         715          71.50
1,500,000.01 - 2,000,000.00...        7     12,236,977.25     2.72   1,748,139.61    7.368      393         714          63.71
2,000,000.01 and Above........        5     11,305,904.87     2.51   2,261,180.97    4.270      383         712          65.94
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1 is approximately $412,981

                              FICO CREDIT SCORES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
RANGE OF                           OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
FICO CREDIT                     MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
SCORES                            LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------                     --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
659 or Less...................      153   $ 57,133,766.66    12.69%   373,423.31    5.586      399         640          74.87
660-679.......................      146     63,000,236.34    14.00    431,508.47    5.403      405         669          75.89
680-699.......................      165     66,005,191.05    14.66    400,031.46    5.148      403         689          76.94
700-719.......................      174     78,694,318.49    17.48    452,266.20    4.772      394         709          74.76
720 and Above.................      452    185,315,585.25    41.17    409,990.23    4.559      401         754          73.81
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1 is approximately 711.

                             DOCUMENTATION PROGRAMS

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
DOCUMENTATION                   MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROGRAMS                          LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
Alternative...................       31   $  8,967,104.25     1.99%   289,261.43    4.226      412         722          79.10
CLUES Plus....................        3        852,711.17     0.19    284,237.06    7.643      379         663          77.36
Full Documentation............       91     30,931,903.00     6.87    339,911.02    4.378      387         703          76.10
No Ratio......................        4      1,381,458.65     0.31    345,364.66    6.927      410         712          75.91
No Income/No Asset............        1        275,000.00     0.06    275,000.00    1.000      360         751          47.83
Reduced.......................      865    377,214,995.88    83.80    436,086.70    5.061      401         710          74.82
Stated Income/Stated Asset....       95     30,525,924.84     6.78    321,325.52    3.962      404         726          72.95
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
RANGE OF ORIGINAL                  OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
LOAN-TO-VALUE                   MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATIOS (%)                        LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
50.00 or Less.................       24   $  9,851,720.07     2.19%   410,488.34    4.846      403         744          41.63
50.01 to 55.00................       13      8,440,772.32     1.88    649,290.18    4.238      370         737          53.31
55.01 to 60.00................       27     16,015,267.95     3.56    593,158.07    3.773      404         699          58.65
60.01 to 65.00................       43     16,548,467.15     3.68    384,848.07    4.005      416         708          63.03
65.01 to 70.00................      176     74,710,714.10    16.60    424,492.69    5.269      400         716          69.00
70.01 to 75.00................      131     74,642,229.15    16.58    569,788.01    4.878      392         705          73.98
75.01 to 80.00................      584    221,365,859.27    49.18    379,051.13    4.792      402         711          79.57
80.01 to 85.00................       10      2,448,446.15     0.54    244,844.62    7.534      400         682          84.37
85.01 to 90.00................       64     20,756,735.12     4.61    324,323.99    6.811      403         696          89.29
90.01 to 95.00................       18      5,368,886.51     1.19    298,271.47    5.793      423         710          94.34
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 is approximately 74.86%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS(1)(2)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
RANGE OF                         NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
ORIGINAL COMBINED                  OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
LOAN-TO-VALUE                   MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATIOS (%)                        LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
50.00 or Less.................       20   $  8,886,885.04     1.97%   444,344.25    4.678      399         745          41.36
50.01 to 55.00................       12      7,800,772.32     1.73    650,064.36    3.940      371         737          53.31
55.01 to 60.00................       27     13,925,102.98     3.09    515,744.55    4.122      392         696          58.28
60.01 to 65.00................       39     14,932,326.76     3.32    382,880.17    3.859      422         706          62.88
65.01 to 70.00................      100     53,990,288.93    11.99    539,902.89    4.596      401         720          68.26
70.01 to 75.00................       95     47,697,704.21    10.60    502,081.10    4.755      387         713          73.39
75.01 to 80.00................      317    119,194,515.46    26.48    376,007.94    4.707      399         713          78.76
80.01 to 85.00................       31     11,825,900.19     2.63    381,480.65    5.890      409         696          79.03
85.01 to 90.00................      429    166,060,547.04    36.89    387,087.52    5.377      404         704          78.96
90.01 to 95.00................       20      5,835,054.86     1.30    291,752.74    5.772      418         714          93.20
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 is approximately 79.25%.

(2) Takes into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
STATE                             LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----                           --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
California....................      486   $235,521,748.72    52.32%   484,612.65    5.012      408         709           74.03
Florida.......................      187     65,714,777.29    14.60    351,415.92    5.079      407         708           76.64
Illinois......................       36     14,465,428.12     3.21    401,817.45    3.669      368         727           72.30
Hawaii........................       19      9,641,701.78     2.14    507,457.99    5.137      388         718           75.16
Arizona.......................       33      9,589,188.58     2.13    290,581.47    4.655      403         718           75.79
Nevada........................       31      9,512,844.36     2.11    306,865.95    4.657      397         704           75.88
Maryland......................       27      9,103,105.89     2.02    337,152.07    4.404      369         718           78.43
Other (less than 2%)..........      271     96,600,303.05    21.46    356,458.68    4.904      386         711           75.50
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1) The Other row in the preceding table includes 32 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 0.941% of the Mortgage Loans in Loan Group 1 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------                    --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
Purchase......................      299   $119,280,975.11    26.50%   398,933.03    5.039      397         716          78.33
Refinance (Rate/Term).........      293    121,671,120.13    27.03    415,259.80    4.943      405         706          75.75
Refinance (Cash-Out)..........      498    209,197,002.55    46.47    420,074.30    4.862      400         710          72.36
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
2-4 Family Units..............       79   $ 29,197,846.30     6.49%   369,592.99    5.431      401         709          74.14
Low-rise Condominium..........      112     36,550,692.69     8.12    326,345.47    5.184      400         711          76.69
High-rise Condominium.........       29     13,850,946.74     3.08    477,618.85    4.709      389         721          75.30
Planned Unit Development......      151     68,719,883.92    15.27    455,098.57    5.238      396         709          75.28
Single Family Residence.......      719    301,829,728.14    67.05    419,791.00    4.792      402         711          74.60
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                            PERCENT                         WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------                  --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
Investment Property...........      198   $ 53,718,675.68    11.93%   271,306.44     5.622      395         723          71.38
Primary Residence.............      821    365,916,749.41    81.29    445,696.41     4.818      402         708          75.37
Secondary Residence...........       71     30,513,672.70     6.78    429,770.04     5.069      390         720          74.85
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                            PERCENT
                                                              OF       AVERAGE    WEIGHTED                  WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT    AVERAGE       ORIGINAL
REMAINING TERM                  MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE  FICO CREDIT  LOAN-TO-VALUE
TO MATURITY (MONTHS)              LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)     SCORE       RATIO (%)
--------------------            --------  ---------------  --------  -----------  --------  -----------  -------------
344...........................        1   $    513,531.73     0.11%   513,531.73    7.875       680          75.00
350...........................        1        161,273.87     0.04    161,273.87    8.875       771          70.00
351...........................        2        255,887.23     0.06    127,943.62    8.661       705          74.29
353...........................        2        453,200.62     0.10    226,600.31    8.088       732          77.87
356...........................        4      3,389,340.62     0.75    847,335.16    7.898       695          65.00
357...........................       13      5,441,460.85     1.21    418,573.91    8.643       702          80.44
358...........................       36     15,527,607.42     3.45    431,322.43    7.931       697          78.89
359...........................      116     50,041,678.99    11.12    431,393.78    6.952       715          73.72
360...........................      558    221,491,842.00    49.20    396,938.78    3.917       711          74.59
475...........................        2        693,116.68     0.15    346,558.34    8.558       687          84.03
476...........................        1        646,601.84     0.14    646,601.84    8.125       677          80.00
477...........................        4      1,423,886.66     0.32    355,971.67    8.312       719          78.13
478...........................        9      3,642,154.14     0.81    404,683.79    8.592       702          78.30
479...........................       36     14,213,663.14     3.16    394,823.98    8.079       707          78.55
480...........................      305    132,253,852.00    29.38    433,619.19    4.739       711          74.70
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 is approximately 400 months.

                                GROSS MARGINS(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
GROSS                           MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MARGIN (%)                        LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------                      --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1.400.........................        3   $  1,092,000.00     0.24%    364,000.00    1.500      480         800          70.00
1.550.........................        1        760,000.00     0.17     760,000.00    6.375      360         704          80.00
1.675.........................        1        639,992.00     0.14     639,992.00    1.250      480         769          80.00
1.800.........................        1        466,103.00     0.10     466,103.00    1.250      360         740          80.00
1.850.........................        1        463,920.00     0.10     463,920.00    6.750      360         678          80.00
1.900.........................        1        416,000.00     0.09     416,000.00    1.500      360         675          80.00
1.975.........................        3      1,732,450.00     0.38     577,483.33    3.379      399         649          69.62
2.025.........................        2        552,000.00     0.12     276,000.00    6.875      425         706          62.00
2.050.........................        1        220,000.00     0.05     220,000.00    6.875      360         629          80.00
2.075.........................        1        860,000.00     0.19     860,000.00    6.875      360         743          64.91
2.125.........................        1        488,000.00     0.11     488,000.00    7.000      360         776          80.00
2.200.........................        2        927,000.00     0.21     463,500.00    7.125      360         715          74.36
2.250.........................        1        343,000.00     0.08     343,000.00    7.125      360         724          70.00

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
GROSS                           MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MARGIN (%)                        LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------                      --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
2.275.........................        3      1,005,430.73     0.22     335,143.58    4.105      385         708          82.00
2.300.........................        4      1,097,960.80     0.24     274,490.20    4.520      379         695          77.06
2.325.........................        1        489,354.00     0.11     489,354.00    7.125      480         772          80.00
2.400.........................        7      2,224,970.85     0.49     317,852.98    6.589      375         727          75.35
2.425.........................        1        320,000.00     0.07     320,000.00    7.250      360         733          80.00
2.450.........................        1        308,000.00     0.07     308,000.00    1.500      480         755          80.00
2.500.........................        4      1,839,011.44     0.41     459,752.86    4.217      359         742          75.05
2.525.........................        5      2,880,789.38     0.64     576,157.88    3.429      426         732          70.08
2.550.........................        1      2,200,000.00     0.49   2,200,000.00    1.250      360         775          54.62
2.575.........................        1        168,472.64     0.04     168,472.64    7.500      359         758          80.00
2.600.........................        3      2,471,920.00     0.55     823,973.33    6.388      428         712          74.34
2.650.........................       12      6,615,520.30     1.47     551,293.36    6.706      366         704          66.45
2.675.........................        9      5,387,546.95     1.20     598,616.33    6.189      360         736          67.79
2.700.........................        3        856,139.11     0.19     285,379.70    7.611      426         735          83.37
2.725.........................        8      3,071,692.00     0.68     383,961.50    3.950      373         716          78.28
2.750.........................        2        350,000.00     0.08     175,000.00    1.636      449         693          66.98
2.775.........................        7      5,000,000.00     1.11     714,285.71    5.924      436         749          71.62
2.800.........................       11      4,929,707.39     1.10     448,155.22    3.959      406         737          76.33
2.825.........................        1        180,000.00     0.04     180,000.00    1.250      480         700          72.00
2.850.........................        9      3,678,300.00     0.82     408,700.00    6.610      382         709          73.76
2.875.........................       17      8,423,364.50     1.87     495,492.03    6.467      383         727          73.83
2.900.........................       11      4,997,015.00     1.11     454,274.09    4.592      463         706          76.35
2.925.........................        4      1,982,200.00     0.44     495,550.00    6.760      415         679          73.55
2.950.........................       26      8,081,446.68     1.80     310,824.87    5.127      388         727          75.17
2.975.........................       14      7,305,988.49     1.62     521,856.32    2.311      383         708          72.59
3.000.........................        3        973,708.76     0.22     324,569.59    5.870      357         703          80.00
3.025.........................       17      8,065,274.60     1.79     474,427.92    4.989      394         705          75.74
3.075.........................       19      7,701,003.60     1.71     405,315.98    4.276      382         726          73.24
3.100.........................       19     10,402,997.37     2.31     547,526.18    6.666      434         744          67.06
3.125.........................       11      6,318,876.76     1.40     574,443.34    3.152      431         715          70.63
3.150.........................        9      3,477,452.34     0.77     386,383.59    5.422      387         715          79.72
3.175.........................       10      5,035,160.70     1.12     503,516.07    7.331      413         725          78.95
3.200.........................       32     13,172,097.05     2.93     411,628.03    4.198      405         732          76.73
3.225.........................       13      4,941,060.00     1.10     380,081.54    3.999      399         718          77.16
3.250.........................       43     14,946,442.69     3.32     347,591.69    5.935      419         703          75.71
3.275.........................       25     12,661,643.50     2.81     506,465.74    5.914      393         710          74.08
3.300.........................       19      6,840,988.12     1.52     360,052.01    4.908      386         715          70.20
3.325.........................       20      7,766,404.74     1.73     388,320.24    5.674      383         704          78.88
3.350.........................       12      5,465,695.00     1.21     455,474.58    5.047      410         717          75.83
3.375.........................       22      8,834,368.09     1.96     401,562.19    5.045      417         706          73.98
3.400.........................       52     24,720,916.62     5.49     475,402.24    5.977      393         711          74.58
3.450.........................       42     13,745,453.69     3.05     327,272.71    4.329      411         713          75.27
3.500.........................       19      6,984,092.35     1.55     367,583.81    2.401      397         735          74.77
3.525.........................       12      5,400,704.00     1.20     450,058.67    4.463      435         715          78.24
3.550.........................       15      6,605,663.00     1.47     440,377.53    6.955      426         685          74.34
3.575.........................      219     81,134,508.55    18.02     370,477.21    4.749      395         687          74.96
3.600.........................       23      8,768,050.00     1.95     381,219.57    4.429      377         716          72.74
3.625.........................        1        120,000.00     0.03     120,000.00    1.750      480         760          75.95
3.650.........................       23     10,819,780.33     2.40     470,425.23    5.597      413         705          76.18
3.700.........................       10      3,863,631.25     0.86     386,363.13    3.948      475         700          75.37
3.725.........................       26      9,066,882.01     2.01     348,726.23    3.311      366         726          70.64
3.750.........................        3        953,967.34     0.21     317,989.11    3.934      478         693          81.06
3.800.........................       35     21,916,265.05     4.87     626,179.00    2.111      369         732          69.81
3.825.........................       21      7,787,954.77     1.73     370,854.99    4.445      479         705          79.78
3.850.........................        7      1,791,019.57     0.40     255,859.94    2.495      409         721          77.19
3.875.........................        4      1,556,336.00     0.35     389,084.00    3.404      395         699          82.60
3.900.........................        2        630,481.96     0.14     315,240.98    5.016      360         710          90.00
3.925.........................        1        213,750.00     0.05     213,750.00    8.750      480         700          95.00
3.950.........................        4      1,286,350.00     0.29     321,587.50    2.378      392         711          78.11
3.975.........................        6      1,847,250.00     0.41     307,875.00    2.395      410         700          78.36
4.000.........................       60     22,921,970.05     5.09     382,032.83    6.486      412         703          77.11
4.025.........................        2        646,500.00     0.14     323,250.00    6.674      360         730          93.09
4.050.........................        3      1,936,250.00     0.43     645,416.67    2.312      452         745          74.05
4.075.........................        1        533,542.00     0.12     533,542.00    3.375      480         707          90.00

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
GROSS                              OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MARGIN                          MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(%)                               LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------                          --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
4.100.........................        7      1,802,755.91    0.40     257,536.56     3.627      383         687          81.62
4.200.........................        1        405,000.00    0.09     405,000.00     3.500      480         695          90.00
4.225.........................        1        441,000.00    0.10     441,000.00     2.500      480         645          70.00
4.250.........................        2        499,091.42    0.11     249,545.71     7.354      479         688          88.30
4.275.........................        1        241,200.00    0.05     241,200.00     9.125      360         699          90.00
4.300.........................        2        604,120.61    0.13     302,060.31     6.172      359         740          88.76
4.325.........................        3      1,527,803.00    0.34     509,267.67     7.810      358         645          89.11
4.350.........................        1        247,000.00    0.05     247,000.00     4.625      480         767          95.00
4.400.........................        2        546,346.85    0.12     273,173.43     6.616      359         710          92.85
4.450.........................        2        652,974.33    0.15     326,487.17     6.944      410         698          90.00
4.475.........................        1        250,089.19    0.06     250,089.19     9.375      358         692          95.00
4.500.........................        2        585,500.00    0.13     292,750.00     4.332      360         696          93.09
4.525.........................        3      1,157,226.12    0.26     385,742.04     9.375      413         706          90.72
4.575.........................        1        608,554.60    0.14     608,554.60     9.500      358         672          90.00
4.600.........................        2        558,432.22    0.12     279,216.11     9.500      359         725          90.00
4.625.........................        1        294,000.00    0.07     294,000.00     4.500      480         678          87.76
4.650.........................        3        909,177.44    0.20     303,059.15     7.491      359         691          89.31
4.675.........................        1        606,505.18    0.13     606,505.18     3.875      359         759          89.99
4.700.........................        1        355,000.00    0.08     355,000.00     3.625      360         622          84.52
4.800.........................        1        262,000.00    0.06     262,000.00     9.625      360         641          87.33
4.825.........................        2        528,000.00    0.12     264,000.00     6.864      420         690          87.01
5.300.........................        1        387,533.80    0.09     387,533.80     9.950      359         631          88.99
                                  -----   ---------------  ------
   Total......................    1,090   $450,149,097.79  100.00%
                                  =====   ===============  ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1 was approximately 3.374%.

                            MAXIMUM MORTGAGE RATES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
MAXIMUM                            OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MORTGAGE                        MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATE (%)                          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------                        --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
8.950.........................        1   $    311,000.00     0.07%   311,000.00     1.000      360         743          79.74
9.950.........................    1,060    439,765,820.74    97.69    414,873.42     4.923      400         711          74.62
9.999.........................        1        356,843.08     0.08    356,843.08     7.875      353         739          79.99
10.200........................        3      1,246,000.00     0.28    415,333.33     1.637      480         735          74.24
10.450........................        2        501,322.03     0.11    250,661.02     6.372      359         682          79.07
10.575........................        2        292,000.00     0.06    146,000.00     8.689      360         702          84.09
10.825........................        2        952,042.00     0.21    476,021.00     3.265      427         705          90.00
10.950........................        8      3,365,160.13     0.75    420,645.02     6.724      392         696          88.36
11.000........................        1        270,750.00     0.06    270,750.00     1.500      360         782          57.52
11.075........................        4      1,192,320.63     0.26    298,080.16     6.567      405         696          90.76
11.200........................        2        523,459.00     0.12    261,729.50     6.227      425         693          90.00
11.325........................        1        311,125.00     0.07    311,125.00     4.625      360         692          95.00
11.450........................        1        263,000.00     0.06    263,000.00     9.750      360         630          85.67
11.825........................        1        606,505.18     0.13    606,505.18     3.875      359         759          89.99
11.950........................        1        191,750.00     0.04    191,750.00     2.000      360         661          78.75
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 9.971%.

                            MINIMUM MORTGAGE RATES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
MINIMUM                            OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MORTGAGE                        MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATE (%)                          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------                        --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1.400.........................        3   $  1,092,000.00    0.24%     364,000.00    1.500      480         800          70.00
1.550.........................        1        760,000.00    0.17      760,000.00    6.375      360         704          80.00
1.675.........................        1        639,992.00    0.14      639,992.00    1.250      480         769          80.00
1.800.........................        1        466,103.00    0.10      466,103.00    1.250      360         740          80.00
1.850.........................        1        463,920.00    0.10      463,920.00    6.750      360         678          80.00
1.900.........................        1        416,000.00    0.09      416,000.00    1.500      360         675          80.00
1.975.........................        3      1,732,450.00    0.38      577,483.33    3.379      399         649          69.62
2.025.........................        2        552,000.00    0.12      276,000.00    6.875      425         706          62.00
2.050.........................        1        220,000.00    0.05      220,000.00    6.875      360         629          80.00
2.075.........................        1        860,000.00    0.19      860,000.00    6.875      360         743          64.91
2.125.........................        1        488,000.00    0.11      488,000.00    7.000      360         776          80.00
2.200.........................        2        927,000.00    0.21      463,500.00    7.125      360         715          74.36
2.250.........................        1        343,000.00    0.08      343,000.00    7.125      360         724          70.00
2.275.........................        3      1,005,430.73    0.22      335,143.58    4.105      385         708          82.00
2.300.........................        4      1,097,960.80    0.24      274,490.20    4.520      379         695          77.06
2.325.........................        1        489,354.00    0.11      489,354.00    7.125      480         772          80.00
2.400.........................        7      2,224,970.85    0.49      317,852.98    6.589      375         727          75.35
2.425.........................        1        320,000.00    0.07      320,000.00    7.250      360         733          80.00
2.450.........................        1        308,000.00    0.07      308,000.00    1.500      480         755          80.00
2.500.........................        4      1,839,011.44    0.41      459,752.86    4.217      359         742          75.05
2.525.........................        5      2,880,789.38    0.64      576,157.88    3.429      426         732          70.08
2.550.........................        1      2,200,000.00    0.49    2,200,000.00    1.250      360         775          54.62
2.575.........................        1        168,472.64    0.04      168,472.64    7.500      359         758          80.00
2.600.........................        3      2,471,920.00    0.55      823,973.33    6.388      428         712          74.34
2.650.........................       12      6,615,520.30    1.47      551,293.36    6.706      366         704          66.45
2.675.........................        9      5,387,546.95    1.20      598,616.33    6.189      360         736          67.79
2.700.........................        3        856,139.11    0.19      285,379.70    7.611      426         735          83.37
2.725.........................        8      3,071,692.00    0.68      383,961.50    3.950      373         716          78.28
2.750.........................        2        350,000.00    0.08      175,000.00    1.636      449         693          66.98
2.775.........................        7      5,000,000.00    1.11      714,285.71    5.924      436         749          71.62
2.800.........................       11      4,929,707.39    1.10      448,155.22    3.959      406         737          76.33
2.825.........................        1        180,000.00    0.04      180,000.00    1.250      480         700          72.00
2.850.........................        9      3,678,300.00    0.82      408,700.00    6.610      382         709          73.76
2.875.........................       17      8,423,364.50    1.87      495,492.03    6.467      383         727          73.83
2.900.........................       11      4,997,015.00    1.11      454,274.09    4.592      463         706          76.35
2.925.........................        4      1,982,200.00    0.44      495,550.00    6.760      415         679          73.55
2.950.........................       26      8,081,446.68    1.80      310,824.87    5.127      388         727          75.17
2.975.........................       14      7,305,988.49    1.62      521,856.32    2.311      383         708          72.59
3.000.........................        3        973,708.76    0.22      324,569.59    5.870      357         703          80.00
3.025.........................       17      8,065,274.60    1.79      474,427.92    4.989      394         705          75.74
3.075.........................       19      7,701,003.60    1.71      405,315.98    4.276      382         726          73.24
3.100.........................       19     10,402,997.37    2.31      547,526.18    6.666      434         744          67.06
3.125.........................       11      6,318,876.76    1.40      574,443.34    3.152      431         715          70.63
3.150.........................        9      3,477,452.34    0.77      386,383.59    5.422      387         715          79.72
3.175.........................       10      5,035,160.70    1.12      503,516.07    7.331      413         725          78.95
3.200.........................       32     13,172,097.05    2.93      411,628.03    4.198      405         732          76.73
3.225.........................       13      4,941,060.00    1.10      380,081.54    3.999      399         718          77.16
3.250.........................       43     14,946,442.69    3.32      347,591.69    5.935      419         703          75.71
3.275.........................       25     12,661,643.50    2.81      506,465.74    5.914      393         710          74.08
3.300.........................       19      6,840,988.12    1.52      360,052.01    4.908      386         715          70.20
3.325.........................       20      7,766,404.74    1.73      388,320.24    5.674      383         704          78.88
3.350.........................       12      5,465,695.00    1.21      455,474.58    5.047      410         717          75.83
3.375.........................       22      8,834,368.09    1.96      401,562.19    5.045      417         706          73.98
3.400.........................       52     24,720,916.62    5.49      475,402.24    5.977      393         711          74.58
3.450.........................       42     13,745,453.69    3.05      327,272.71    4.329      411         713          75.27
3.500.........................       19      6,984,092.35    1.55      367,583.81    2.401      397         735          74.77
3.525.........................       12      5,400,704.00    1.20      450,058.67    4.463      435         715          78.24
3.550.........................       15      6,605,663.00    1.47      440,377.53    6.955      426         685          74.34
3.575.........................      219     81,134,508.55   18.02      370,477.21    4.749      395         687          74.96
3.600.........................       23      8,768,050.00    1.95      381,219.57    4.429      377         716          72.74
3.625.........................        1        120,000.00    0.03      120,000.00    1.750      480         760          75.95

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
MINIMUM                            OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MORTGAGE                        MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATE(%)                           LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------                        --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
3.650 ........................       23     10,819,780.33     2.40    470,425.23     5.597      413         705          76.18
3.700 ........................       10      3,863,631.25     0.86    386,363.13     3.948      475         700          75.37
3.725 ........................       26      9,066,882.01     2.01    348,726.23     3.311      366         726          70.64
3.750 ........................        3        953,967.34     0.21    317,989.11     3.934      478         693          81.06
3.800 ........................       35     21,916,265.05     4.87    626,179.00     2.111      369         732          69.81
3.825 ........................       21      7,787,954.77     1.73    370,854.99     4.445      479         705          79.78
3.850 ........................        7      1,791,019.57     0.40    255,859.94     2.495      409         721          77.19
3.875 ........................        4      1,556,336.00     0.35    389,084.00     3.404      395         699          82.60
3.900 ........................        2        630,481.96     0.14    315,240.98     5.016      360         710          90.00
3.925 ........................        1        213,750.00     0.05    213,750.00     8.750      480         700          95.00
3.950 ........................        4      1,286,350.00     0.29    321,587.50     2.378      392         711          78.11
3.975 ........................        6      1,847,250.00     0.41    307,875.00     2.395      410         700          78.36
4.000 ........................       60     22,921,970.05     5.09    382,032.83     6.486      412         703          77.11
4.025 ........................        2        646,500.00     0.14    323,250.00     6.674      360         730          93.09
4.050 ........................        3      1,936,250.00     0.43    645,416.67     2.312      452         745          74.05
4.075 ........................        1        533,542.00     0.12    533,542.00     3.375      480         707          90.00
4.100 ........................        7      1,802,755.91     0.40    257,536.56     3.627      383         687          81.62
4.200 ........................        1        405,000.00     0.09    405,000.00     3.500      480         695          90.00
4.225 ........................        1        441,000.00     0.10    441,000.00     2.500      480         645          70.00
4.250 ........................        2        499,091.42     0.11    249,545.71     7.354      479         688          88.30
4.275 ........................        1        241,200.00     0.05    241,200.00     9.125      360         699          90.00
4.300 ........................        2        604,120.61     0.13    302,060.31     6.172      359         740          88.76
4.325 ........................        3      1,527,803.00     0.34    509,267.67     7.810      358         645          89.11
4.350 ........................        1        247,000.00     0.05    247,000.00     4.625      480         767          95.00
4.400 ........................        2        546,346.85     0.12    273,173.43     6.616      359         710          92.85
4.450 ........................        2        652,974.33     0.15    326,487.17     6.944      410         698          90.00
4.475 ........................        1        250,089.19     0.06    250,089.19     9.375      358         692          95.00
4.500 ........................        2        585,500.00     0.13    292,750.00     4.332      360         696          93.09
4.525 ........................        3      1,157,226.12     0.26    385,742.04     9.375      413         706          90.72
4.575 ........................        1        608,554.60     0.14    608,554.60     9.500      358         672          90.00
4.600 ........................        2        558,432.22     0.12    279,216.11     9.500      359         725          90.00
4.625 ........................        1        294,000.00     0.07    294,000.00     4.500      480         678          87.76
4.650 ........................        3        909,177.44     0.20    303,059.15     7.491      359         691          89.31
4.675 ........................        1        606,505.18     0.13    606,505.18     3.875      359         759          89.99
4.700 ........................        1        355,000.00     0.08    355,000.00     3.625      360         622          84.52
4.800 ........................        1        262,000.00     0.06    262,000.00     9.625      360         641          87.33
4.825 ........................        2        528,000.00     0.12    264,000.00     6.864      420         690          87.01
5.300 ........................        1        387,533.80     0.09    387,533.80     9.950      359         631          88.99
                                  -----   ---------------   ------
   Total......................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------

(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 3.374%.

                          INITIAL RATE ADJUSTMENT DATES

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
INITIAL RATE                       OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
ADJUSTMENT                      MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
DATE                              LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------                    --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
October 1, 2005 ..............        1   $    513,531.73     0.11%   513,531.73     7.875      344         680          75.00
April 1, 2006 ................        1        161,273.87     0.04    161,273.87     8.875      350         771          70.00
May 1, 2006 ..................        2        255,887.23     0.06    127,943.62     8.661      351         705          74.29
July 1, 2006 .................        2        453,200.62     0.10    226,600.31     8.088      353         732          77.87
September 1, 2006 ............        2        693,116.68     0.15    346,558.34     8.558      475         687          84.03
October 1, 2006 ..............        5      4,035,942.46     0.90    807,188.49     7.934      375         692          67.41
November 1, 2006 .............       17      6,865,347.51     1.53    403,843.97     8.574      382         706          79.96
December 1,2006 ..............       43     17,959,902.58     3.99    417,672.15     8.481      382         693          79.48
January 1, 2007 ..............      134     54,210,061.05    12.04    404,552.69     8.160      389         707          76.20
February 1, 2007 .............      646    265,382,874.98    58.95    410,809.40     4.213      406         713          74.67
March 1, 2007 ................      180     70,306,379.08    15.62    390,590.99     4.834      407         700          74.64

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
INITIAL RATE                       OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
ADJUSTMENT                      MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
DATE                              LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------                    --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
April 1, 2007 ................       50     26,774,740.00     5.95    535,494.80     2.010      374         733          71.92
May 1, 2007 ..................        7      2,536,840.00     0.56    362,405.71     1.982      363         754          66.22
                                  -----   ---------------   ------
   Total .....................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
MAXIMUM                            OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
NEGATIVE                        MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
AMORTIZATION (%)                  LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
110 ..........................       23   $  9,883,112.39     2.20%   429,700.54     5.513      403         716          78.92
115 ..........................    1,067    440,265,985.40    97.80    412,620.42     4.918      400         710          74.77
                                  -----   ---------------   ------
   Total .....................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
FIXED RATE PERIOD               MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1 ............................    1,013   $409,582,377.73    90.99%   404,326.14     5.221      403         708          75.31
3 ............................       77     40,566,720.06     9.01    526,840.52     2.005      370         738          70.29
                                  -----   ---------------   ------
   Total .....................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
PREPAYMENT                         OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
CHARGE PERIOD                   MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0 ............................       154  $ 76,241,557.75    16.94%   495,075.05    4.909       386         726          72.11
12 ...........................       312   138,951,617.05    30.87    445,357.75    5.492       403         713          75.26
30 ...........................         3       622,333.50     0.14    207,444.50    4.844       416         673          83.20
36 ...........................       621   234,333,589.49    52.06    377,348.78    4.605       404         704          75.50
                                   -----  ---------------   ------
   Total .....................     1,090  $450,149,097.79   100.00%
                                   =====  ===============   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
INITIAL PAYMENT                    OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RECAST PERIOD                   MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------                 --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
60 ...........................      364   $142,364,958.70    31.63%   391,112.52     4.207      393         713          74.58
120 ..........................      726    307,784,139.09    68.37    423,945.10     5.266      404         709          74.99
                                  -----   ---------------   ------
   Total .....................    1,090   $450,149,097.79   100.00%
                                  =====   ===============   ======

                                                                         ANNEX A

                               SUB-LOAN GROUP 1-X

                                  LOAN PROGRAM

                                                             PERCENT                           WEIGHTED
                                                                OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER       AGGREGATE      MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF         PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
TYPE OF                         MORTGAGE       BALANCE       SUB-LOAN  OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROGRAM                           LOANS      OUTSTANDING    GROUP 1-X      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------                         --------  ----------------  ---------  -----------  --------  ---------  -----------  -------------
One-Year MTA..................     621     $234,333,589.49   100.00%     377,348.78     4.605       404          704          75.50
                                --------   ---------------   ------
   Total......................     621     $234,333,589.49   100.00%
                                ========   ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                             PERCENT                WEIGHTED
                                                                OF       AVERAGE     AVERAGE                   WEIGHTED
                                 NUMBER       AGGREGATE      MORTGAGE   PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF         PRINCIPAL      LOANS IN    BALANCE     TERM TO     AVERAGE      ORIGINAL
CURRENT                         MORTGAGE       BALANCE       SUB-LOAN  OUTSTANDING   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING    GROUP 1-X      ($)       (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ----------------  ---------  -----------  ---------  -----------  -------------
1.000.....................         46      $ 15,351,635.00     6.55%    333,731.20     362          730         71.77
1.250.....................         51        20,595,700.00     8.79     403,837.25     404          731         71.40
1.500.....................         78        30,141,780.00    12.86     386,433.08     414          717         75.15
1.540.....................          1           292,000.00     0.12     292,000.00     480          662         80.00
1.750.....................         59        26,058,675.00    11.12     441,672.46     422          713         73.56
2.000.....................         36        12,617,600.00     5.38     350,488.89     414          688         76.83
2.250.....................         17         5,616,119.57     2.40     330,359.97     369          700         77.81
2.500.....................         23         5,844,930.00     2.49     254,127.39     388          691         78.76
2.660.....................          1           405,000.00     0.17     405,000.00     480          695         90.00
2.695.....................          1           533,542.00     0.23     533,542.00     480          707         90.00
2.750.....................         24         6,805,005.00     2.90     283,541.88     394          700         77.00
2.770.....................          1           282,259.00     0.12     282,259.00     480          687         90.00
2.875.....................          1           355,000.00     0.15     355,000.00     360          622         84.52
3.000.....................         10         2,264,390.00     0.97     226,439.00     377          674         78.74
3.180.....................          1           400,000.00     0.17     400,000.00     360          639         88.89
3.220.....................          1           265,000.00     0.11     265,000.00     480          750         88.33
3.250.....................          5         1,503,000.00     0.64     300,600.00     396          647         77.38
3.445.....................          1           389,500.00     0.17     389,500.00     360          693         95.00
3.500.....................          5         1,411,800.00     0.60     282,360.00     444          659         84.45
3.660.....................          1           191,079.00     0.08     191,079.00     480          673         95.00
3.750.....................          1           122,500.00     0.05     122,500.00     360          657         75.62
3.980.....................          1            63,000.00     0.03      63,000.00     480          721         90.00
4.000.....................          1            76,000.00     0.03      76,000.00     360          655         80.00
6.375.....................          1           760,000.00     0.32     760,000.00     360          704         80.00
6.750.....................          1           463,920.00     0.20     463,920.00     360          678         80.00
6.875.....................          4         1,339,200.00     0.57     334,800.00     438          676         72.58
7.000.....................          1           488,000.00     0.21     488,000.00     360          776         80.00
7.125.....................          2           853,000.00     0.36     426,500.00     360          719         70.50
7.250.....................          1           320,000.00     0.14     320,000.00     360          733         80.00
7.375.....................          3         1,674,740.82     0.71     558,246.94     359          713         72.39
7.500.....................          4         1,258,178.19     0.54     314,544.55     409          722         65.27
7.625.....................          5         1,761,022.88     0.75     352,204.58     385          755         82.18
7.750.....................          5         2,440,866.55     1.04     488,173.31     389          688         74.55
7.758.....................          1           312,000.00     0.13     312,000.00     360          646         59.43
7.785.....................          1           369,371.95     0.16     369,371.95     358          674         90.00
7.875.....................         18         6,973,321.63     2.98     387,406.76     429          707         73.38
7.880.....................          1           213,750.00     0.09     213,750.00     480          700         95.00
8.000.....................         20         6,716,446.82     2.87     335,822.34     402          729         79.01
8.125.....................         33        13,481,146.06     5.75     408,519.58     417          722         74.63
8.210.....................          1           339,561.62     0.14     339,561.62     479          664         87.20
8.225.....................          1           143,000.00     0.06     143,000.00     360          701         83.14
8.250.....................         19         9,182,506.68     3.92     483,289.83     391          701         76.59
8.375.....................         37        12,380,533.69     5.28     334,609.02     409          696         76.20
8.410.....................          1           635,048.54     0.27     635,048.54     357          660         88.56

                                                             PERCENT                WEIGHTED
                                                                OF       AVERAGE     AVERAGE                  WEIGHTED
                                 NUMBER       AGGREGATE      MORTGAGE   PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF         PRINCIPAL      LOANS IN    BALANCE     TERM TO     AVERAGE      ORIGINAL
CURRENT                         MORTGAGE       BALANCE       SUB-LOAN  OUTSTANDING   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING    GROUP 1-X      ($)       (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ----------------  ---------  -----------  ---------  -----------  -------------
8.445.....................          1           343,120.61     0.15     343,120.61     358          738         87.82
8.500.....................         77        33,854,345.64    14.45     439,666.83     397          672         75.44
8.625.....................          6         2,013,016.39     0.86     335,502.73     442          692         83.23
8.660.....................          1           608,554.60     0.26     608,554.60     358          672         90.00
8.670.....................          1           263,000.00     0.11     263,000.00     360          630         85.67
8.680.....................          1           492,754.46     0.21     492,754.46     359          630         90.00
8.750.....................          6         2,538,723.15     1.08     423,120.53     479          711         79.15
8.915.....................          1           308,012.42     0.13     308,012.42     478          698         84.14
8.960.....................          1           220,932.22     0.09     220,932.22     358          770         90.00
                                  ---      ---------------   ------
   Total..................        621      $234,333,589.49   100.00%
                                  ===      ===============   ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Sub-Loan Group 1-X (as so adjusted) is expected to be approximately 4.581% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Sub-Loan Group 1-X is expected to be approximately 4.605% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                            PERCENT                            WEIGHTED
                                                               OF        AVERAGE    WEIGHTED    AVERAGE                  WEIGHTED
RANGE OF                         NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
CURRENT MORTGAGE                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
LOAN PRINCIPAL                  MORTGAGE      BALANCE       SUB-LOAN   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
BALANCES ($)                      LOANS     OUTSTANDING    GROUP 1-X       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                --------  ---------------  ---------  ------------  --------  ---------  -----------  -------------
 50,000.01 - 100,000.00 ......      30    $  2,486,565.39     1.06%      82,885.51    4.776      377         718          76.60
100,000.01 - 150,000.00 ......      38       5,154,439.34     2.20      135,643.14    3.324      386         717          72.32
150,000.01 - 200,000.00 ......      68      12,154,495.68     5.19      178,742.58    4.067      401         702          76.52
200,000.01 - 250,000.00 ......      57      12,790,942.45     5.46      224,402.50    4.770      398         696          74.10
250,000.01 - 300,000.00 ......      86      23,716,898.34    10.12      275,777.89    4.846      403         701          76.42
300,000.01 - 350,000.00 ......      68      22,113,440.20     9.44      325,197.65    4.521      400         703          77.17
350,000.01 - 400,000.00 ......      70      26,435,487.62    11.28      377,649.82    4.779      413         701          76.66
400,000.01 - 450,000.00 ......      39      16,722,561.33     7.14      428,783.62    3.639      403         706          77.56
450,000.01 - 500,000.00 ......      40      18,967,748.13     8.09      474,193.70    4.083      405         718          77.47
500,000.01 - 550,000.00 ......      24      12,507,576.96     5.34      521,149.04    4.078      420         717          76.97
550,000.01 - 600,000.00 ......      27      15,534,769.02     6.63      575,361.82    5.367      405         698          77.93
600,000.01 - 650,000.00 ......      23      14,455,387.92     6.17      628,495.13    4.742      411         704          74.57
650,000.01 - 700,000.00 ......       4       2,646,647.07     1.13      661,661.77    5.090      389         724          74.04
700,000.01 - 750,000.00 ......       8       5,916,029.38     2.52      739,503.67    3.310      389         719          74.93
750,000.01 - 1,000,000.00 ....      25      21,859,276.25     9.33      874,371.05    4.333      398         701          73.22
1,000,000.01 - 1,500,000.00 ..       8       9,353,940.99     3.99    1,169,242.62    6.732      418         676          74.62
1,500,000.01 - 2,000,000.00 ..       4       7,127,383.42     3.04    1,781,845.86    8.409      388         691          69.93
2,000,000.01 and Above .......       2       4,390,000.00     1.87    2,195,000.00    1.499      420         749          57.30
                                   ---    ---------------   ------
   Total .....................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Sub-Loan Group 1-X is approximately $377,349.

                              FICO CREDIT SCORES(1)

                                                            PERCENT
                                                              OF                              WEIGHTED
                                                           MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF                        MORTGAGE      BALANCE      GROUP 1-   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
FICO CREDIT SCORE                 LOANS     OUTSTANDING        X         ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
659 or Less...................     107    $ 38,580,782.39    16.46%   360,568.06     5.305      392         639          74.32
660-679.......................      95      39,742,654.14    16.96    418,343.73     5.587      410         669          77.43
680-699.......................      88      34,571,010.68    14.75    392,852.39     4.508      409         690          76.94
700-719.......................      98      36,168,128.93    15.43    369,062.54     4.765      411         710          76.11
720 and Above.................     233      85,271,013.35    36.39    365,970.01     3.803      402         753          74.30
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Sub-Loan Group 1-X is approximately 704.

                             DOCUMENTATION PROGRAMS

                                                            PERCENT
                                                              OF                              WEIGHTED
                                                           MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
DOCUMENTATION                   MORTGAGE      BALANCE      GROUP 1-   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROGRAMS                          LOANS     OUTSTANDING        X         ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Alternative...................      19    $  4,943,438.60     2.11%   260,180.98     4.126      406         714          79.79
Full Documentation............      60      17,875,625.53     7.63    297,927.09     4.263      384         700          78.97
No Ratio......................       2         596,217.34     0.25    298,108.67     5.095      477         721          84.69
No Income/No Asset............       1         275,000.00     0.12    275,000.00     1.000      360         751          47.83
Reduced.......................     478     192,223,578.19    82.03    402,141.38     4.759      406         703          75.24
Stated Income/Stated Asset          61      18,419,729.83     7.86    301,962.78     3.503      405         718          73.78
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                            PERCENT
                                                              OF                              WEIGHTED
                                                           MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
RANGE OF ORIGINAL                  OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
LOAN-TO-VALUE                   MORTGAGE      BALANCE      GROUP 1-   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATIOS (%)                        LOANS     OUTSTANDING        X         ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 or Less.................      12    $  3,864,767.64     1.65%   322,063.97     3.412      396         733          45.65
50.01 to 55.00................       7       4,347,000.00     1.86    621,000.00     2.167      374         763          54.19
55.01 to 60.00................      14       7,744,498.48     3.30    553,178.46     3.628      394         685          58.64
60.01 to 65.00................      24       8,898,323.55     3.80    370,763.48     3.624      424         708          63.38
65.01 to 70.00................      96      33,537,134.24    14.31    349,345.15     5.303      413         703          69.26
70.01 to 75.00................      70      35,453,878.20    15.13    506,483.97     4.708      394         694          73.90
75.01 to 80.00................     352     125,843,287.13    53.70    357,509.34     4.369      404         707          79.54
80.01 to 85.00................       5       1,384,256.38     0.59    276,851.28     7.297      386         667          84.39
85.01 to 90.00................      36      11,815,864.87     5.04    328,218.47     7.064      411         695          89.34
90.01 to 95.00................       5       1,444,579.00     0.62    288,915.80     5.645      448         698          94.66
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Sub-Loan Group 1-X is approximately 75.50%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Sub-Loan Group 1-X that may exist at the time of origination.

                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS(1)(2)

                                                            PERCENT
                                                              OF                              WEIGHTED
                                                           MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
RANGE OF                         NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
ORIGINAL COMBINED                  OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
LOAN-TO-VALUE                   MORTGAGE      BALANCE      GROUP 1-   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATIOS (%)                        LOANS     OUTSTANDING        X         ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 or Less.................      10    $  3,314,767.64     1.41%   331,476.76     3.205      392         734          45.84
50.01 to 55.00................       6       3,707,000.00     1.58    617,833.33     1.182      376         767          54.34
55.01 to 60.00................      13       5,554,498.48     2.37    427,269.11     4.368      360         670          58.11
60.01 to 65.00................      23       8,811,923.55     3.76    383,127.11     3.582      424         707          63.37
65.01 to 70.00................      54      25,672,788.42    10.96    475,422.01     5.019      423         710          67.57
70.01 to 75.00................      56      24,226,301.75    10.34    432,612.53     4.856      389         696          73.38
75.01 to 80.00................     196      68,372,449.07    29.18    348,839.03     4.109      407         709          78.95
80.01 to 85.00................      18       7,623,570.03     3.25    423,531.67     6.066      402         698          79.11
85.01 to 90.00................     239      85,412,911.55    36.45    357,376.20     4.990      402         700          79.52
90.01 to 95.00................       6       1,637,379.00     0.70    272,896.50     5.157      437         706          92.93
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans in Sub-Loan Group 1-X is approximately 79.71%.

(2) Takes into account any secondary financing on the Mortgage Loans in Sub-Loan Group 1-X that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                            PERCENT
                                                              OF                              WEIGHTED
                                                           MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE      GROUP 1-   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
STATE                             LOANS     OUTSTANDING        X         ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----                           --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
California....................     259    $115,031,571.16    49.09%   444,137.34     4.806      412         700          74.23
Florida.......................     109      39,156,786.36    16.71    359,236.57     4.517      411         701          77.52
Michigan......................      22       7,893,431.58     3.37    358,792.34     3.479      385         732           73.5
Maryland......................      21       7,128,888.78     3.04    339,470.89     3.837      366         715          78.86
Nevada........................      22       6,770,548.42     2.89    307,752.20     4.004      402         704          75.51
Arizona.......................      19       5,622,571.86     2.40    295,924.83     3.805      407         718          75.56
Hawaii........................      12       5,565,549.07     2.38    463,795.76     4.662      392         714          74.75
Virginia......................      13       5,276,831.75     2.25    405,910.13     2.936      412         705           76.1
Other (less than 2%)..........     144      41,887,410.51    17.88    290,884.80     4.887      386         708          76.93
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1) The Other row in the preceding table includes 29 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 0.939% of the Mortgage Loans in Sub-Loan Group 1-X will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                            PERCENT
                                                              OF                              WEIGHTED
                                                           MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE      GROUP 1-   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING        X         ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------                    --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Purchase......................     141    $ 52,600,331.11    22.45%   373,051.99     4.620      403         709          78.88
Refinance (rate/term).........     152      54,470,762.45    23.24    358,360.28     4.752      411         698          77.40
Refinance (cash-out)..........     328     127,262,495.93    54.31    387,995.41     4.536      401         705          73.29
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                            PERCENT
                                                              OF                              WEIGHTED
                                                           MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE      GROUP 1-   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING        X         ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
2-4 Family Units..............      50    $ 19,256,904.27     8.22%   385,138.09     4.872      403         708          74.36
Low-rise Condominium..........      54      16,447,064.00     7.02    304,575.26     5.643      406         702          78.47
High-rise Condominium.........      13       8,561,324.00     3.65    658,563.38     3.596      393         727          72.43
Planned Unit Development......      71      30,545,454.96    13.04    430,217.68     4.555      404         699          76.16
Single Family Residence.......     433     159,522,842.26    68.08    368,413.03     4.530      404         704          75.37
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======


----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                            PERCENT
                                                              OF                              WEIGHTED
                                                           MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE      GROUP 1-   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING        X         ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------                  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Investment Property...........     112    $ 28,303,929.41    12.08%   252,713.66     4.923      400         715          71.42
Primary Residence.............     474     189,382,498.35    80.82    399,541.14     4.580      405         702          76.28
Secondary Residence...........      35      16,647,161.73     7.10    475,633.19     4.349      397         718          73.59
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                            PERCENT
                                                              OF
                                                           MORTGAGE     AVERAGE    WEIGHTED                  WEIGHTED
                                 NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT    AVERAGE       ORIGINAL
REMAINING TERM                  MORTGAGE      BALANCE      GROUP 1-   OUTSTANDING  MORTGAGE  FICO CREDIT  LOAN-TO-VALUE
TO MATURITY (MONTHS)              LOANS     OUTSTANDING        X         ($)       RATE (%)     SCORE       RATIO (%)
--------------------            --------  ---------------  --------  ------------  --------  -----------  -------------
356...........................       2    $  1,245,093.25     0.53%   622,546.63     8.368       693          76.27
357...........................       5       2,076,147.18     0.89    415,229.44     8.870       667          83.35
358...........................      17       7,172,485.71     3.06    421,910.92     8.393       690          81.75
359...........................      52      18,057,973.83     7.71    347,268.73     8.178       704          74.84
360...........................     329     119,476,109.00    50.99    363,149.27     3.675       706          74.82
475...........................       2         693,116.68     0.30    346,558.34     8.558       687          84.03
477...........................       4       1,423,886.66     0.61    355,971.67     8.312       719          78.13
478...........................       6       2,535,315.72     1.08    422,552.62     8.476       704          74.72
479...........................      22       8,703,464.46     3.71    395,612.02     8.419       699          79.45
480...........................     182      72,949,997.00    31.13    400,824.16     3.987       706          75.35
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Sub-Loan Group 1-X is approximately 404 months.

                                GROSS MARGINS(1)

                                                            PERCENT                            WEIGHTED
                                                               OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
GROSS                              OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MARGIN                          MORTGAGE      BALANCE       SUB-LOAN   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(%)                               LOANS     OUTSTANDING    GROUP 1-X       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------                          --------  ---------------  ---------  ------------  --------  ---------  -----------  -------------
1.400.........................       3    $  1,092,000.00     0.47%     364,000.00    1.500      480         800          70.00
1.550.........................       1         760,000.00     0.32      760,000.00    6.375      360         704          80.00
1.850.........................       1         463,920.00     0.20      463,920.00    6.750      360         678          80.00
1.975.........................       3       1,732,450.00     0.74      577,483.33    3.379      399         649          69.62
2.025.........................       2         552,000.00     0.24      276,000.00    6.875      425         706          62.00
2.050.........................       1         220,000.00     0.09      220,000.00    6.875      360         629          80.00
2.125.........................       1         488,000.00     0.21      488,000.00    7.000      360         776          80.00
2.200.........................       1         510,000.00     0.22      510,000.00    7.125      360         716          70.83
2.250.........................       1         343,000.00     0.15      343,000.00    7.125      360         724          70.00
2.275.........................       1         565,000.00     0.24      565,000.00    1.750      360         674          79.58
2.425.........................       1         320,000.00     0.14      320,000.00    7.250      360         733          80.00
2.500.........................       3       1,239,111.44     0.53      413,037.15    5.775      359         713          72.66
2.525.........................       1         746,629.38     0.32      746,629.38    7.375      358         724          75.00
2.550.........................       1       2,200,000.00     0.94    2,200,000.00    1.250      360         775          54.62
2.650.........................       6       2,029,748.19     0.87      338,291.37    4.912      385         709          66.94
2.700.........................       3         856,139.11     0.37      285,379.70    7.611      426         735          83.37
2.725.........................       4       1,684,100.00     0.72      421,025.00    1.445      360         735          76.86
2.750.........................       2         350,000.00     0.15      175,000.00    1.636      449         693          66.98
2.800.........................       7       3,341,013.77     1.43      477,287.68    3.154      386         732          77.55
2.825.........................       1         180,000.00     0.08      180,000.00    1.250      480         700          72.00
2.850.........................       3         655,200.00     0.28      218,400.00    1.764      360         733          80.00
2.875.........................       9       3,155,841.55     1.35      350,649.06    4.327      372         707          70.72
2.900.........................       3       1,171,025.00     0.50      390,341.67    4.693      479         712          75.97
2.925.........................       4       1,982,200.00     0.85      495,550.00    6.760      415         679          73.55
2.950.........................      21       6,716,455.95     2.87      319,831.24    4.771      394         730          74.49
2.975.........................       4       1,417,560.00     0.60      354,390.00    1.315      449         741          71.28
3.000.........................       2         616,865.68     0.26      308,432.84    4.710      359         682          80.00
3.025.........................       5       2,095,000.00     0.89      419,000.00    3.740      466         683          80.06
3.075.........................      19       7,701,003.60     3.29      405,315.98    4.276      382         726          73.24
3.100.........................       1         328,000.00     0.14      328,000.00    1.750      360         759          80.00
3.125.........................      11       6,318,876.76     2.70      574,443.34    3.152      431         715          70.63
3.175.........................       8       3,732,066.46     1.59      466,508.31    7.097      432         722          80.18
3.200.........................      29      12,081,509.02     5.16      416,603.76    4.121      407         731          76.98
3.250.........................      29      10,547,263.00     4.50      363,698.72    5.742      431         704          75.45
3.300.........................      15       5,107,739.04     2.18      340,515.94    3.822      375         722          71.41
3.325.........................      20       7,766,404.74     3.31      388,320.24    5.674      383         704          78.88
3.375.........................      21       8,602,267.07     3.67      409,631.77    4.959      419         708          73.95
3.400.........................       1          78,614.87     0.03       78,614.87    8.250      359         704          75.00
3.450.........................      42      13,745,453.69     5.87      327,272.71    4.329      411         713          75.27
3.500.........................      17       6,489,450.00     2.77      381,732.35    2.188      396         735          74.37
3.525.........................       4       1,714,400.00     0.73      428,600.00    2.005      360         732          79.27
3.550.........................      14       5,846,163.00     2.49      417,583.07    7.599      419         687          76.41
3.575.........................     215      79,367,151.75    33.87      369,149.54    4.759      395         686          75.03
3.600.........................       2         970,517.28     0.41      485,258.64    5.192      359         724          74.64
3.625.........................       1         120,000.00     0.05      120,000.00    1.750      480         760          75.95
3.650.........................       1         431,443.61     0.18      431,443.61    8.500      479         655          90.00
3.700.........................      10       3,863,631.25     1.65      386,363.13    3.948      475         700          75.37
3.725.........................       5       1,706,871.95     0.73      341,374.39    3.238      360         737          75.31
3.750.........................       3         953,967.34     0.41      317,989.11    3.934      478         693          81.06
3.800.........................       1         232,352.47     0.10      232,352.47    8.625      358         624          80.00
3.825.........................      20       7,472,954.77     3.19      373,647.74    4.537      479         705          79.34
3.850.........................       5       1,242,019.57     0.53      248,403.91    1.905      392         738          75.35
3.925.........................       1         213,750.00     0.09      213,750.00    8.750      480         700          95.00
3.950.........................       2         717,100.00     0.31      358,550.00    2.044      360         759          78.98
3.975.........................       4       1,071,250.00     0.46      267,812.50    2.910      360         666          77.76
4.075.........................       1         533,542.00     0.23      533,542.00    3.375      480         707          90.00
4.100.........................       6       1,466,590.00     0.63      244,431.67    2.395      389         687          79.70
4.200.........................       1         405,000.00     0.17      405,000.00    3.500      480         695          90.00
4.225.........................       1         441,000.00     0.19      441,000.00    2.500      480         645          70.00
4.250.........................       2         499,091.42     0.21      249,545.71    7.354      479         688          88.30
4.300.........................       2         604,120.61     0.26      302,060.31    6.172      359         740          88.76

                                                            PERCENT                            WEIGHTED
                                                               OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
GROSS                              OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MARGIN                          MORTGAGE      BALANCE       SUB-LOAN   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(%)                               LOANS     OUTSTANDING    GROUP 1-X       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------                          --------  ---------------  ---------  ------------  --------  ---------  -----------  -------------
4.325.........................       3       1,527,803.00     0.65      509,267.67    7.810      358         645          89.11
4.450.........................       2         652,974.33     0.28      326,487.17    6.944      410         698          90.00
4.500.........................       2         585,500.00     0.25      292,750.00    4.332      360         696          93.09
4.575.........................       1         608,554.60     0.26      608,554.60    9.500      358         672          90.00
4.600.........................       1         220,932.22     0.09      220,932.22    9.500      358         770          90.00
4.700.........................       1         355,000.00     0.15      355,000.00    3.625      360         622          84.52
4.825.........................       2         528,000.00     0.23      264,000.00    6.864      420         690          87.01
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Sub-Loan Group 1-X was approximately 3.371%.

                            MAXIMUM MORTGAGE RATES(1)

                                                            PERCENT                            WEIGHTED
                                                               OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
MAXIMUM                            OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MORTGAGE                        MORTGAGE      BALANCE       SUB-LOAN   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATE (%)                          LOANS     OUTSTANDING    GROUP 1-X       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------                        --------  ---------------  ---------  ------------  --------  ---------  -----------  -------------
8.950.........................       1    $    311,000.00     0.13%    311,000.00     1.000      360         743          79.74
9.950.........................     604     228,584,363.32    97.55     378,450.93     4.594      404         705          75.28
10.200........................       2         678,000.00     0.29     339,000.00     1.542      480         735          70.35
10.450........................       2         501,322.03     0.21     250,661.02     6.372      359         682          79.07
10.575........................       1         143,000.00     0.06     143,000.00     8.625      360         701          83.14
10.825........................       1         533,542.00     0.23     533,542.00     3.375      480         707          90.00
10.950........................       5       2,276,603.14     0.97     455,320.63     6.255      380         692          87.64
11.075........................       2         568,750.00     0.24     284,375.00     5.551      405         651          88.46
11.200........................       1         282,259.00     0.12     282,259.00     3.750      480         687          90.00
11.450........................       1         263,000.00     0.11     263,000.00     9.750      360         630          85.67
11.950........................       1         191,750.00     0.08     191,750.00     2.000      360         661          78.75
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Sub-Loan Group 1-X was approximately 9.970%.

                            MINIMUM MORTGAGE RATES(1)

                                                            PERCENT                            WEIGHTED
                                                               OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
MINIMUM                            OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MORTGAGE                        MORTGAGE      BALANCE       SUB-LOAN   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATE (%)                          LOANS     OUTSTANDING    GROUP 1-X       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------                        --------  ---------------  ---------  ------------  --------  ---------  -----------  -------------
1.400.........................       3    $  1,092,000.00     0.47%     364,000.00    1.500      480         800          70.00
1.550.........................       1         760,000.00     0.32      760,000.00    6.375      360         704          80.00
1.850.........................       1         463,920.00     0.20      463,920.00    6.750      360         678          80.00
1.975.........................       3       1,732,450.00     0.74      577,483.33    3.379      399         649          69.62
2.025.........................       2         552,000.00     0.24      276,000.00    6.875      425         706          62.00
2.050.........................       1         220,000.00     0.09      220,000.00    6.875      360         629          80.00
2.125.........................       1         488,000.00     0.21      488,000.00    7.000      360         776          80.00
2.200.........................       1         510,000.00     0.22      510,000.00    7.125      360         716          70.83
2.250.........................       1         343,000.00     0.15      343,000.00    7.125      360         724          70.00
2.275.........................       1         565,000.00     0.24      565,000.00    1.750      360         674          79.58
2.425.........................       1         320,000.00     0.14      320,000.00    7.250      360         733          80.00
2.500.........................       3       1,239,111.44     0.53      413,037.15    5.775      359         713          72.66

                                                            PERCENT                            WEIGHTED
                                                               OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
MINIMUM                            OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MORTGAGE                        MORTGAGE      BALANCE       SUB-LOAN   OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATE (%)                          LOANS     OUTSTANDING    GROUP 1-X       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------                        --------  ---------------  ---------  ------------  --------  ---------  -----------  -------------
2.525.........................       1         746,629.38     0.32      746,629.38    7.375      358         724          75.00
2.550.........................       1       2,200,000.00     0.94    2,200,000.00    1.250      360         775          54.62
2.650.........................       6       2,029,748.19     0.87      338,291.37    4.912      385         709          66.94
2.700.........................       3         856,139.11     0.37      285,379.70    7.611      426         735          83.37
2.725.........................       4       1,684,100.00     0.72      421,025.00    1.445      360         735          76.86
2.750.........................       2         350,000.00     0.15      175,000.00    1.636      449         693          66.98
2.800.........................       7       3,341,013.77     1.43      477,287.68    3.154      386         732          77.55
2.825.........................       1         180,000.00     0.08      180,000.00    1.250      480         700          72.00
2.850.........................       3         655,200.00     0.28      218,400.00    1.764      360         733          80.00
2.875.........................       9       3,155,841.55     1.35      350,649.06    4.327      372         707          70.72
2.900.........................       3       1,171,025.00     0.50      390,341.67    4.693      479         712          75.97
2.925.........................       4       1,982,200.00     0.85      495,550.00    6.760      415         679          73.55
2.950.........................      21       6,716,455.95     2.87      319,831.24    4.771      394         730          74.49
2.975.........................       4       1,417,560.00     0.60      354,390.00    1.315      449         741          71.28
3.000.........................       2         616,865.68     0.26      308,432.84    4.710      359         682          80.00
3.025.........................       5       2,095,000.00     0.89      419,000.00    3.740      466         683          80.06
3.075.........................      19       7,701,003.60     3.29      405,315.98    4.276      382         726          73.24
3.100.........................       1         328,000.00     0.14      328,000.00    1.750      360         759          80.00
3.125.........................      11       6,318,876.76     2.70      574,443.34    3.152      431         715          70.63
3.175.........................       8       3,732,066.46     1.59      466,508.31    7.097      432         722          80.18
3.200.........................      29      12,081,509.02     5.16      416,603.76    4.121      407         731          76.98
3.250.........................      29      10,547,263.00     4.50      363,698.72    5.742      431         704          75.45
3.300.........................      15       5,107,739.04     2.18      340,515.94    3.822      375         722          71.41
3.325.........................      20       7,766,404.74     3.31      388,320.24    5.674      383         704          78.88
3.375.........................      21       8,602,267.07     3.67      409,631.77    4.959      419         708          73.95
3.400.........................       1          78,614.87     0.03       78,614.87    8.250      359         704          75.00
3.450.........................      42      13,745,453.69     5.87      327,272.71    4.329      411         713          75.27
3.500.........................      17       6,489,450.00     2.77      381,732.35    2.188      396         735          74.37
3.525.........................       4       1,714,400.00     0.73      428,600.00    2.005      360         732          79.27
3.550.........................      14       5,846,163.00     2.49      417,583.07    7.599      419         687          76.41
3.575.........................     215      79,367,151.75    33.87      369,149.54    4.759      395         686          75.03
3.600.........................       2         970,517.28     0.41      485,258.64    5.192      359         724          74.64
3.625.........................       1         120,000.00     0.05      120,000.00    1.750      480         760          75.95
3.650.........................       1         431,443.61     0.18      431,443.61    8.500      479         655          90.00
3.700.........................      10       3,863,631.25     1.65      386,363.13    3.948      475         700          75.37
3.725.........................       5       1,706,871.95     0.73      341,374.39    3.238      360         737          75.31
3.750.........................       3         953,967.34     0.41      317,989.11    3.934      478         693          81.06
3.800.........................       1         232,352.47     0.10      232,352.47    8.625      358         624          80.00
3.825.........................      20       7,472,954.77     3.19      373,647.74    4.537      479         705          79.34
3.850.........................       5       1,242,019.57     0.53      248,403.91    1.905      392         738          75.35
3.925.........................       1         213,750.00     0.09      213,750.00    8.750      480         700          95.00
3.950.........................       2         717,100.00     0.31      358,550.00    2.044      360         759          78.98
3.975.........................       4       1,071,250.00     0.46      267,812.50    2.910      360         666          77.76
4.075.........................       1         533,542.00     0.23      533,542.00    3.375      480         707          90.00
4.100.........................       6       1,466,590.00     0.63      244,431.67    2.395      389         687          79.70
4.200.........................       1         405,000.00     0.17      405,000.00    3.500      480         695          90.00
4.225.........................       1         441,000.00     0.19      441,000.00    2.500      480         645          70.00
4.250.........................       2         499,091.42     0.21      249,545.71    7.354      479         688          88.30
4.300.........................       2         604,120.61     0.26      302,060.31    6.172      359         740          88.76
4.325.........................       3       1,527,803.00     0.65      509,267.67    7.810      358         645          89.11
4.450.........................       2         652,974.33     0.28      326,487.17    6.944      410         698          90.00
4.500.........................       2         585,500.00     0.25      292,750.00    4.332      360         696          93.09
4.575.........................       1         608,554.60     0.26      608,554.60    9.500      358         672          90.00
4.600.........................       1         220,932.22     0.09      220,932.22    9.500      358         770          90.00
4.700.........................       1         355,000.00     0.15      355,000.00    3.625      360         622          84.52
4.825.........................       2         528,000.00     0.23      264,000.00    6.864      420         690          87.01
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Sub-Loan Group 1-X was approximately 3.371%.

                          INITIAL RATE ADJUSTMENT DATES

                                                            PERCENT                           WEIGHTED
                                                               OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
INITIAL RATE                       OF        PRINCIPAL      LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
ADJUSTMENT                      MORTGAGE      BALANCE       SUB-LOAN  OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
DATE                              LOANS     OUTSTANDING    GROUP 1-X      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------                    --------  ---------------  ---------  -----------  --------  ---------  -----------  -------------
September 1, 2006.............       2    $    693,116.68     0.30%    346,558.34    8.558      475         687          84.03
October 1, 2006...............       2       1,245,093.25     0.53     622,546.63    8.368      356         693          76.27
November 1, 2006..............       9       3,500,033.84     1.49     388,892.65    8.643      406         688          81.22
December 1, 2006..............      23       9,707,801.43     4.14     422,078.32    8.415      389         694          79.91
January 1, 2007...............      73      26,617,718.72    11.36     364,626.28    8.289      398         702          76.32
February 1, 2007..............     342     128,647,938.00    54.90     376,163.56    3.292      403         709          74.63
March 1, 2007.................     141      52,841,547.57    22.55     374,762.75    5.356      419         691          76.13
April 1, 2007.................      22       8,543,500.00     3.65     388,340.91    2.187      371         730          76.77
May 1, 2007...................       7       2,536,840.00     1.08     362,405.71    1.982      363         754          66.22
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                            PERCENT                           WEIGHTED
                                                               OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL      LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MAXIMUM NEGATIVE                MORTGAGE      BALANCE       SUB-LOAN  OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
AMORTIZATION (%)                  LOANS     OUTSTANDING    GROUP 1-X      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                --------  ---------------  ---------  -----------  --------  ---------  -----------  -------------
110...........................      15    $  5,937,827.30     2.53%    395,855.15    3.875      400         737          80.91
115...........................     606     228,395,762.19    97.47     376,890.70    4.624      404         704          75.36
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                            PERCENT                           WEIGHTED
                                                               OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL      LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
FIXED RATE PERIOD               MORTGAGE      BALANCE       SUB-LOAN  OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING    GROUP 1-X      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                --------  ---------------  ---------  -----------  --------  ---------  -----------  -------------
1.............................     591    $223,109,529.92    95.21%    377,511.89    4.729      406         703          75.55
3.............................      30      11,224,059.57     4.79     374,135.32    2.142      369         735          74.43
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                            PERCENT                           WEIGHTED
                                                               OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL      LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
PREPAYMENT CHARGE               MORTGAGE      BALANCE       SUB-LOAN  OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING    GROUP 1-X      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  ---------  -----------  --------  ---------  -----------  -------------
36............................     621    $234,333,589.49   100.00%    377,348.78    4.605      404         704          75.50
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                            PERCENT                           WEIGHTED
                                                               OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
INITIAL PAYMENT                    OF        PRINCIPAL      LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RECAST PERIOD                   MORTGAGE      BALANCE       SUB-LOAN  OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING    GROUP 1-X      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------                 --------  ---------------  ---------  -----------  --------  ---------  -----------  -------------
60............................     247    $ 89,646,674.11    38.26%    362,942.00    4.037      400         709          74.98
120...........................     374     144,686,915.38    61.74     386,863.41    4.958      406         702          75.82
                                   ---    ---------------   ------
   Total......................     621    $234,333,589.49   100.00%
                                   ===    ===============   ======

                                                                         ANNEX A

                                  LOAN GROUP 2

                                  LOAN PROGRAM

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------                 --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
One-Year MTA .................     809    $219,375,023.48   100.00%   271,168.14    7.745      393         700          90.22
                                   ---    ---------------   ------
   Total .....................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                           PERCENT                 WEIGHTED
                                                             OF        AVERAGE     AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE    MORTGAGE    PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL    LOANS IN     BALANCE     TERM TO     AVERAGE       ORIGINAL
CURRENT                         MORTGAGE      BALANCE       LOAN     OUTSTANDING   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS     OUTSTANDING    GROUP 2       ($)       (MONTHS)     SCORE       RATIO (%)
-----------------               --------  --------------  --------  ------------  ---------  -----------  -------------
1.000.........................      2     $   406,700.00    0.19%     203,350.00     360         722          85.77
1.250.........................      5       1,198,533.00    0.55      239,706.60     433         778          77.99
1.500.........................      5         905,500.00    0.41      181,100.00     425         733          62.66
1.750.........................      1         245,000.00    0.11      245,000.00     360         772          70.00
2.000.........................      3         511,199.00    0.23      170,399.67     360         763          86.24
2.250.........................      9       1,672,140.00    0.76      185,793.33     360         719          88.59
2.410.........................      1         382,500.00    0.17      382,500.00     360         682          90.00
2.445.........................      4       1,198,980.00    0.55      299,745.00     360         727          90.00
2.500.........................      7       2,783,810.00    1.27      397,687.14     406         699          83.13
2.660.........................      2         709,000.00    0.32      354,500.00     360         670          89.42
2.695.........................      2         752,000.00    0.34      376,000.00     480         743          89.00
2.710.........................      1         260,950.00    0.12      260,950.00     360         725          89.98
2.750.........................     11       3,108,900.00    1.42      282,627.27     393         710          82.63
2.860.........................      1         405,000.00    0.18      405,000.00     480         698          90.00
2.910.........................      2         501,750.00    0.23      250,875.00     480         675          90.00
3.000.........................     15       2,994,879.55    1.37      199,658.64     384         720          90.80
3.160.........................      1         235,800.00    0.11      235,800.00     480         693          90.00
3.220.........................      2         420,000.00    0.19      210,000.00     480         714          89.74
3.250.........................     15       3,808,887.00    1.74      253,925.80     381         714          93.51
3.410.........................      1         274,500.00    0.13      274,500.00     360         664          90.00
3.415.........................      3         711,550.00    0.32      237,183.33     360         729          95.00
3.445.........................      1         189,905.00    0.09      189,905.00     360         697          95.00
3.455.........................      1         244,625.00    0.11      244,625.00     360         784          95.00
3.460.........................      1         229,900.00    0.10      229,900.00     360         667          95.00
3.475.........................      3         664,550.00    0.30      221,516.67     360         707          94.94
3.500.........................      7       1,926,470.78    0.88      275,210.11     436         713          92.95
3.595.........................      4       1,043,100.00    0.48      260,775.00     360         720          94.40
3.610.........................      1         324,000.00    0.15      324,000.00     360         652          90.00
3.675.........................      2         408,500.00    0.19      204,250.00     480         736          95.00
3.725.........................      1         163,865.00    0.07      163,865.00     480         710          95.00
3.750.........................      6       1,798,850.00    0.82      299,808.33     377         711          91.24
3.755.........................      2         516,800.00    0.24      258,400.00     480         711          94.35
3.845.........................      1         275,500.00    0.13      275,500.00     360         689          95.00
3.930.........................      1         292,500.00    0.13      292,500.00     360         620          90.00
4.000.........................      2         416,250.00    0.19      208,125.00     360         660          90.00
4.095.........................      1         284,000.00    0.13      284,000.00     480         685          94.67
4.110.........................      1         185,400.00    0.08      185,400.00     480         620          90.00
4.175.........................      1         273,426.48    0.12      273,426.48     479         700          95.00
4.220.........................      1         172,900.00    0.08      172,900.00     360         657          95.00
4.250.........................      2         573,574.34    0.26      286,787.17     402         689          95.00
4.455.........................      1         213,385.19    0.10      213,385.19     478         720          95.00
4.460.........................      1         258,000.00    0.12      258,000.00     480         651          94.57
4.500.........................      2         340,193.71    0.16      170,096.86     359         653          90.00

                                                           PERCENT                 WEIGHTED
                                                             OF        AVERAGE     AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE    MORTGAGE    PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL    LOANS IN     BALANCE     TERM TO     AVERAGE       ORIGINAL
CURRENT                         MORTGAGE      BALANCE       LOAN     OUTSTANDING   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS     OUTSTANDING    GROUP 2       ($)       (MONTHS)     SCORE       RATIO (%)
-----------------               --------  --------------  --------  ------------  ---------  -----------  -------------
5.000.........................      1         196,863.17    0.09      196,863.17     359         678          90.00
6.750.........................      1       1,635,616.49    0.75    1,635,616.49     356         696          65.00
6.910.........................      1         129,799.45    0.06      129,799.45     359         668          90.00
6.975.........................      1         256,151.50    0.12      256,151.50     359         734          95.00
7.125.........................      2         474,035.35    0.22      237,017.68     359         742          93.68
7.240.........................      1         248,519.01    0.11      248,519.01     356         770          90.00
7.250.........................      4       1,149,350.16    0.52      287,337.54     358         739          92.71
7.270.........................      1         125,611.21    0.06      125,611.21     478         805          95.00
7.320.........................      1         139,817.89    0.06      139,817.89     359         717          90.00
7.330.........................      1         218,500.00    0.10      218,500.00     480         812          95.00
7.375.........................      2         388,843.78    0.18      194,421.89     359         677          95.00
7.460.........................      1         648,877.92    0.30      648,877.92     356         680          95.00
7.500.........................      5       1,356,928.05    0.62      271,385.61     359         708          91.51
7.540.........................      1         310,130.06    0.14      310,130.06     356         729          95.00
7.545.........................      1         375,548.22    0.17      375,548.22     359         636          88.47
7.550.........................      1         135,848.74    0.06      135,848.74     354         669          90.00
7.555.........................      1         234,227.43    0.11      234,227.43     358         744          90.00
7.570.........................      1         240,000.00    0.11      240,000.00     360         765          85.71
7.580.........................      1         388,048.33    0.18      388,048.33     359         778          89.20
7.595.........................      1         267,480.25    0.12      267,480.25     359         715          95.00
7.625.........................     14       3,782,880.13    1.72      270,205.72     368         706          89.99
7.680.........................      2         375,650.72    0.17      187,825.36     358         762          89.96
7.690.........................      1         305,834.74    0.14      305,834.74     357         671          89.71
7.710.........................      1          94,869.12    0.04       94,869.12     359         676          95.00
7.750.........................     10       2,702,008.40    1.23      270,200.84     377         688          88.04
7.785.........................      5       1,768,539.50    0.81      353,707.90     394         677          89.85
7.790.........................      1         280,484.82    0.13      280,484.82     358         701          95.00
7.805.........................      2         271,481.65    0.12      135,740.83     358         718          92.11
7.810.........................      1         409,453.20    0.19      409,453.20     358         743          89.89
7.820.........................      4       1,419,908.98    0.65      354,977.25     431         730          90.77
7.835.........................      1         178,007.57    0.08      178,007.57     479         779          90.00
7.855.........................      1         281,848.73    0.13      281,848.73     357         683          93.02
7.860.........................      2         691,418.61    0.32      345,709.31     478         792          90.00
7.875.........................     23       6,235,732.93    2.84      271,118.82     374         714          86.43
7.910.........................      2         329,214.46    0.15      164,607.23     437         673          90.00
7.915.........................      1         210,473.75    0.10      210,473.75     357         740          95.00
7.920.........................      1         281,827.76    0.13      281,827.76     356         736          90.00
7.930.........................      1         225,928.84    0.10      225,928.84     357         715          90.00
7.940.........................      2         683,761.97    0.31      341,880.99     356         687          89.87
7.945.........................      4         943,627.06    0.43      235,906.77     391         762          90.00
7.965.........................      1         132,300.00    0.06      132,300.00     360         698          90.00
7.970.........................      1         183,768.06    0.08      183,768.06     354         696          95.00
7.975.........................      1         480,165.78    0.22      480,165.78     355         708          87.52
8.000.........................     35       9,630,062.35    4.39      275,144.64     366         716          89.96
8.025.........................      1         451,411.68    0.21      451,411.68     356         672          90.00
8.035.........................      2         813,645.40    0.37      406,822.70     478         667          87.43
8.040.........................      3         921,204.93    0.42      307,068.31     358         737          94.15
8.045.........................      1         216,868.99    0.10      216,868.99     353         719          94.89
8.055.........................      2         328,850.00    0.15      164,425.00     360         730          91.93
8.065.........................      1         411,293.14    0.19      411,293.14     357         682          89.12
8.070.........................      3       1,090,652.35    0.50      363,550.78     359         742          89.99
8.085.........................      1         230,074.27    0.10      230,074.27     357         698          90.00
8.095.........................      7       2,115,093.12    0.96      302,156.16     396         706          93.24
8.100.........................      2         605,739.50    0.28      302,869.75     358         719          93.21
8.125.........................     60      16,615,235.35    7.57      276,920.59     389         704          91.07
8.160.........................      5       1,167,956.31    0.53      233,591.26     438         684          89.98
8.165.........................      3         593,560.28    0.27      197,853.43     357         723          93.78
8.175.........................      1         396,109.05    0.18      396,109.05     478         740          95.00
8.180.........................      6       1,531,561.15    0.70      255,260.19     388         723          90.45
8.190.........................      4         987,902.30    0.45      246,975.58     357         677          89.91
8.195.........................      6       2,301,551.11    1.05      383,591.85     411         736          89.55

                                                            PERCENT                 WEIGHTED
                                                              OF        AVERAGE     AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     TERM TO     AVERAGE       ORIGINAL
CURRENT                         MORTGAGE      BALANCE        LOAN     OUTSTANDING   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS     OUTSTANDING     GROUP 2       ($)       (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  ------------  ---------  -----------  -------------
8.200 ........................       1         519,000.59     0.24    519,000.59      356         672          90.00
8.205 ........................       2         688,192.02     0.31    344,096.01      478         708          95.00
8.210 ........................       1         318,511.70     0.15    318,511.70      358         620          95.00
8.220 ........................       1         505,092.97     0.23    505,092.97      479         726          95.00
8.225 ........................       1         370,338.99     0.17    370,338.99      358         730          95.00
8.250 ........................      39       9,879,017.29     4.50    253,308.14      379         691          90.88
8.270 ........................       2         587,316.45     0.27    293,658.23      477         694          90.00
8.275 ........................       1         274,080.59     0.12    274,080.59      477         727          95.00
8.285 ........................       8       2,414,766.08     1.10    301,845.76      457         677          89.83
8.305 ........................       5       1,353,758.41     0.62    270,751.68      384         702          90.00
8.315 ........................       3         770,520.48     0.35    256,840.16      358         676          89.53
8.320 ........................       5       1,983,172.31     0.90    396,634.46      404         744          89.91
8.335 ........................       5       1,229,295.33     0.56    245,859.07      409         696          91.12
8.345 ........................       5       1,432,575.80     0.65    286,515.16      410         704          92.85
8.360 ........................       1         471,093.91     0.21    471,093.91      478         692          88.35
8.375 ........................      82      21,243,395.94     9.68    259,065.80      379         688          91.07
8.380 ........................       2         403,096.15     0.18    201,548.08      479         722          95.00
8.385 ........................       1         360,674.50     0.16    360,674.50      472         693          95.00
8.395 ........................       1         256,326.36     0.12    256,326.36      479         697          95.00
8.410 ........................       4       1,447,037.46     0.66    361,759.37      477         681          89.36
8.425 ........................       1         296,166.66     0.14    296,166.66      477         707          95.00
8.430 ........................       2         755,092.47     0.34    377,546.24      358         689          93.23
8.440 ........................       2         637,129.37     0.29    318,564.69      359         743          88.93
8.445 ........................       6       2,103,138.65     0.96    350,523.11      423         736          89.84
8.455 ........................       1         222,083.47     0.10    222,083.47      478         680          94.51
8.470 ........................       2         469,050.14     0.21    234,525.07      478         709          94.25
8.480 ........................       1         276,083.89     0.13    276,083.89      477         685          95.00
8.500 ........................     130      33,321,699.99    15.19    256,320.77      383         680          90.67
8.505 ........................       1         289,926.62     0.13    289,926.62      477         709          95.00
8.510 ........................       1         315,779.39     0.14    315,779.39      478         698          87.99
8.535 ........................       9       2,275,221.41     1.04    252,802.38      451         673          90.00
8.540 ........................       1         268,015.17     0.12    268,015.17      478         693          90.00
8.555 ........................       3         953,090.97     0.43    317,696.99      426         727          90.00
8.560 ........................       1         350,721.12     0.16    350,721.12      479         696          90.00
8.565 ........................       1         262,564.83     0.12    262,564.83      358         689          90.00
8.570 ........................       2         606,141.18     0.28    303,070.59      478         692          92.41
8.580 ........................       1         148,602.60     0.07    148,602.60      478         688          95.00
8.585 ........................       3         613,506.15     0.28    204,502.05      426         661          90.38
8.595 ........................       4       1,403,081.21     0.64    350,770.30      447         693          92.17
8.610 ........................       1         323,658.22     0.15    323,658.22      479         685          90.00
8.625 ........................      16       4,443,545.21     2.03    277,721.58      412         684          90.66
8.630 ........................       1         339,048.36     0.15    339,048.36      478         733          95.00
8.650 ........................       1         314,779.54     0.14    314,779.54      479         671          90.00
8.660 ........................       4       1,502,531.80     0.68    375,632.95      358         670          89.97
8.665 ........................       1         382,310.57     0.17    382,310.57      359         729          95.00
8.670 ........................       5       1,062,261.12     0.48    212,452.22      478         637          90.00
8.675 ........................       2         449,015.15     0.20    224,507.58      450         755          89.99
8.680 ........................       6       1,547,695.29     0.71    257,949.22      358         661          90.49
8.690 ........................       1         224,661.12     0.10    224,661.12      359         645          90.00
8.705 ........................       2         735,247.78     0.34    367,623.89      478         788          89.99
8.710 ........................       1         426,720.10     0.19    426,720.10      358         625          89.99
8.720 ........................       2         463,713.62     0.21    231,856.81      412         698          91.30
8.740 ........................       1         256,857.26     0.12    256,857.26      357         628          90.00
8.750 ........................       7       1,966,161.02     0.90    280,880.15      399         716          90.58
8.755 ........................       2         519,829.01     0.24    259,914.51      479         698          92.72
8.815 ........................       1         331,759.82     0.15    331,759.82      358         686          90.00
8.820 ........................       1         298,993.70     0.14    298,993.70      479         690          95.00
8.845 ........................       3         762,600.69     0.35    254,200.23      436         725          91.70
8.865 ........................       1         128,003.94     0.06    128,003.94      478         663          94.85
8.870 ........................       1         332,795.64     0.15    332,795.64      479         624          90.00
8.875 ........................       3         671,057.42     0.31    223,685.81      398         681          90.08

                                                            PERCENT                 WEIGHTED
                                                              OF        AVERAGE     AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     TERM TO     AVERAGE       ORIGINAL
CURRENT                         MORTGAGE      BALANCE        LOAN     OUTSTANDING   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS     OUTSTANDING     GROUP 2       ($)       (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  ------------  ---------  -----------  -------------
8.910 ........................       1         144,377.53      0.07   144,377.53      478         677          90.00
8.940 ........................       6       1,795,087.93      0.82   299,181.32      358         670          89.63
8.945 ........................       1         376,880.63      0.17   376,880.63      477         672          93.75
8.970 ........................       2         604,983.69      0.28   302,491.85      479         726          91.80
9.000 ........................       4       1,014,659.58      0.46   253,664.90      356         675          91.18
                                   ---    ---------------    ------
   Total .....................     809    $219,375,023.48    100.00%
                                   ===    ===============    ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 (as so adjusted) is expected to be approximately 7.431% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 is expected to be approximately 7.745% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                            PERCENT                 WEIGHTED   WEIGHTED
                                                              OF        AVERAGE     AVERAGE    AVERAGE                   WEIGHTED
RANGE OF                         NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL   REMAINING  REMAINING    WEIGHTED      AVERAGE
CURRENT MORTGAGE                   OF        PRINCIPAL     LOANS IN     BALANCE     TERM TO    TERM TO     AVERAGE       ORIGINAL
LOAN PRINCIPAL                  MORTGAGE      BALANCE        LOAN     OUTSTANDING   MATURITY   MATURITY  FICO CREDIT  LOAN-TO-VALUE
BALANCES ($)                      LOANS     OUTSTANDING     GROUP 2       ($)       (MONTHS)   (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  ------------  ---------  ---------  -----------  -------------
      0.01 - 50,000.00 .......       1    $     30,776.53      0.01%    30,776.53     8.500       477        662          90.00
 50,000.01 - 100,000.00 ......      20       1,625,827.17      0.74     81,291.36     7.558       384        693          85.80
100,000.01 - 150,000.00 ......      86      10,975,800.25      5.00    127,625.58     7.377       380        700          90.18
150,000.01 - 200,000.00 ......     115      20,281,293.16      9.25    176,359.07     7.420       381        698          91.20
200,000.01 - 250,000.00 ......     166      37,457,818.98     17.07    225,649.51     7.372       388        700          88.87
250,000.01 - 300,000.00 ......     141      38,592,517.85     17.59    273,705.80     7.833       398        700          91.29
300,000.01 - 350,000.00 ......      96      30,841,782.82     14.06    321,268.57     8.200       393        698          90.91
350,000.01 - 400,000.00 ......      93      34,846,567.52     15.88    374,694.27     7.859       398        707          91.20
400,000.01 - 450,000.00 ......      44      18,472,804.18      8.42    419,836.46     8.161       391        693          89.57
450,000.01 - 500,000.00 ......      21       9,949,056.27      4.54    473,764.58     8.158       380        701          90.09
500,000.01 - 550,000.00 ......      14       7,284,529.64      3.32    520,323.55     7.554       410        695          90.50
550,000.01 - 600,000.00 ......       3       1,695,951.48      0.77    565,317.16     8.163       480        709          91.68
600,000.01 - 650,000.00 ......       6       3,791,481.14      1.73    631,913.52     8.545       418        690          91.54
750,000.01 - 1,000,000.00  ...       1         793,200.00      0.36    793,200.00     3.500       480        728          94.99
1,000,000.01 - 1,500,000.00 ..       1       1,100,000.00      0.50  1,100,000.00     2.500       360        659          74.83
1,500,000.01 - 2,000,000.00 ..       1       1,635,616.49      0.75  1,635,616.49     6.750       356        696          65.00
                                   ---    ---------------    ------
   Total .....................     809    $219,375,023.48    100.00%
                                   ===    ===============    ======

----------

(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 is approximately $271,168.

                              FICO CREDIT SCORES(1)

                                                            PERCENT                 WEIGHTED   WEIGHTED
                                                              OF        AVERAGE     AVERAGE    AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL   REMAINING  REMAINING    WEIGHTED      AVERAGE
RANGE OF                           OF        PRINCIPAL     LOANS IN     BALANCE     TERM TO    TERM TO     AVERAGE       ORIGINAL
FICO CREDIT                     MORTGAGE      BALANCE        LOAN     OUTSTANDING   MATURITY   MATURITY  FICO CREDIT  LOAN-TO-VALUE
SCORES                            LOANS     OUTSTANDING     GROUP 2       ($)       (MONTHS)   (MONTHS)     SCORE       RATIO (%)
-----------                     --------  ---------------  --------  ------------  ---------  ---------  -----------  -------------
659 or Less ..................     113    $ 28,792,603.88     13.12% 254,801.80       7.990       375        641          89.90
660-679 ......................     174      46,313,756.46     21.11  266,171.01       8.094       388        669          90.32
680-699 ......................     145      43,104,504.58     19.65  297,272.45       8.038       402        689          89.74
700-719 ......................     137      36,744,897.44     16.75  268,210.93       7.583       386        709          90.56
720 and Above ................     240      64,419,261.12     29.36  268,413.59       7.280       402        749          90.43
                                   ---    ---------------    ------
   Total .....................     809    $219,375,023.48    100.00%
                                   ===    ===============    ======

----------

(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 2 is approximately 700.

                             DOCUMENTATION PROGRAMS

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
DOCUMENTATION                   MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROGRAMS                          LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
Alternative...................      21    $  5,373,450.32     2.45%   255,878.59    8.326      397           686        92.15
CLUES Plus....................       3         754,103.81     0.34    251,367.94    7.794      359           652        91.60
Full Documentation............     161      38,617,271.07    17.60    239,858.83    7.810      383           686        90.65
No Ratio......................       1         329,917.46     0.15    329,917.46    8.625      358           692        90.00
Reduced.......................     425     125,416,862.53    57.17    295,098.50    7.760      396           701        90.12
Stated Income/Stated Asset....     198      48,883,418.29    22.28    246,885.95    7.583      393           709        89.92
                                   ---    ---------------   ------
   Total......................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
RANGE OF                         NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
ORIGINAL                           OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
LOAN-TO-VALUE                   MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATIOS (%)                        LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 or Less.................       4    $    870,038.29     0.40%    217,509.57    6.104      404         759          40.71
50.01 to 55.00................       1         444,000.00     0.20     444,000.00    2.750      360         693          53.49
60.01 to 65.00................       3       1,939,116.49     0.88     646,372.16    5.928      372         697          64.43
65.01 to 70.00................       9       1,932,916.75     0.88     214,768.53    4.745      360         714          69.30
70.01 to 75.00................       1       1,100,000.00     0.50   1,100,000.00    2.500      360         659          74.83
75.01 to 80.00................      16       4,053,680.79     1.85     253,355.05    5.093      411         718          79.69
85.01 to 90.00................     556     147,904,832.44    67.42     266,015.89    7.961      390         697          89.78
90.01 to 95.00................     219      61,130,438.72    27.87     279,134.42    7.703      402         704          94.72
                                   ---    ---------------   ------
   Total......................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 is approximately 90.22%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS(1)(2)

                                                            PERCENT                           WEIGHTED
RANGE OF                                                      OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
ORIGINAL                         NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
COMBINED                           OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
LOAN-TO-VALUE                   MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATIOS (%)                        LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 or Less.................       4    $    870,038.29     0.40%    217,509.57    6.104      404         759          40.71
60.01 to 65.00................       2         303,500.00     0.14     151,750.00    1.500      457         703          61.36
65.01 to 70.00................       4       1,028,316.75     0.47     257,079.19    5.872      360         699          68.73
70.01 to 75.00................       1       1,100,000.00     0.50   1,100,000.00    2.500      360         659          74.83
75.01 to 80.00................      10       2,330,579.55     1.06     233,057.96    3.754      424         746          78.40
80.01 to 85.00................       1         444,000.00     0.20     444,000.00    2.750      360         693          53.49
85.01 to 90.00................     567     151,852,844.02    69.22     267,818.07    7.908      389         697          89.30
90.01 to 95.00................     220      61,445,744.87    28.01     279,298.84    7.707      401         703          94.70
                                   ---    ---------------   ------
   Total......................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 is approximately 90.63%.

(2) Takes into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
STATE                             LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----                           --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
California....................     202    $ 71,655,895.96    32.66%   354,732.16    8.334      396         704          89.06
Florida.......................     215      53,492,040.28    24.38    248,800.19    7.654      397         701          91.03
Nevada........................      37      10,242,960.23     4.67    276,836.76    8.028      409         688          91.18
New Jersey....................      28       9,011,680.49     4.11    321,845.73    6.567      364         708          90.95
Illinois......................      32       8,999,173.14     4.10    281,224.16    8.100      406         692          91.65
Virginia......................      26       7,915,256.45     3.61    304,432.94    7.121      390         696          90.05
Arizona.......................      33       7,478,803.07     3.41    226,630.40    8.087      394         701          90.97
Michigan......................      28       5,718,243.67     2.61    204,222.99    7.027      394         711          90.03
Pennsylvania..................      28       5,703,889.44     2.60    203,710.34    6.850      384         692          90.29
Maryland......................      15       4,875,275.88     2.22    325,018.39    6.590      371         682          87.49
Other (less than 2%)..........     165      34,281,804.87    15.63    207,768.51    7.288      384         694          90.82
                                   ---    ---------------   ------
   Total......................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

----------
(1) The Other row in the preceding table includes 32 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 1.012% of the Mortgage Loans in Loan Group 2 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------                    --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
Purchase......................     296    $ 79,416,266.92    36.20%   268,298.20    7.720      396         708          91.85
Refinance (Rate/Term).........     256      73,067,821.71    33.31    285,421.18    7.747      399         695          90.07
Refinance (Cash-Out)..........     257      66,890,934.85    30.49    260,276.01    7.771      383         695          88.45
                                   ---    ---------------   ------
   Total......................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
2-4 Family Units..............      40    $ 13,304,345.34     6.06%   332,608.63    7.989      390         691          90.20
Low-rise Condominium..........     113      27,211,192.18    12.40    240,807.01    7.862      399         699          91.47
High-rise Condominium.........      20       6,270,213.82     2.86    313,510.69    7.227      416         708          89.38
Planned Unit Development......     106      31,587,177.80    14.40    297,992.24    7.651      391         701          91.17
Single Family Residence.......     530     141,002,094.34    64.27    266,041.69    7.743      391         700          89.81
                                   ---    ---------------   ------
   Total......................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------                  --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
Investment Property...........      53    $ 11,053,300.63     5.04%   208,552.84    7.393      388         716          86.39
Primary Residence.............     683     190,990,694.17    87.06    279,634.98    7.755      393         697          90.36
Secondary Residence...........      73      17,331,028.68     7.90    237,411.35    7.857      398         717          91.17
                                   ---    ---------------   ------
   Total......................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                            PERCENT
                                                              OF       AVERAGE    WEIGHTED                  WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE    WEIGHTED      AVERAGE
REMAINING TERM                     OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT    AVERAGE       ORIGINAL
TO MATURITY                     MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)     SCORE       RATIO (%)
--------------                  --------  ---------------  --------  -----------  --------  -----------  -------------
351...........................       1    $    486,903.76     0.22%   486,903.76    8.375       665          80.00
352...........................       2         512,545.18     0.23    256,272.59    8.473       697          93.93
353...........................       3         859,145.46     0.39    286,381.82    8.456       672          93.03
354...........................       3         520,031.12     0.24    173,343.71    8.588       686          91.77
355...........................      13       3,019,463.72     1.38    232,266.44    8.415       683          90.74
356...........................      47      15,573,498.37     7.10    331,351.03    8.213       695          88.47
357...........................     101      26,135,498.02    11.91    258,767.31    8.476       691          90.69
358...........................     147      37,894,445.72    17.27    257,785.35    8.422       692          90.23
359...........................     150      40,951,555.99    18.67    273,010.37    8.465       697          90.56
360...........................     125      30,340,577.00    13.83    242,724.62    4.521       709          88.82
472...........................       1         360,674.50     0.16    360,674.50    9.375       693          95.00
474...........................       1         335,341.65     0.15    335,341.65    9.500       685          88.00
475...........................       1         259,653.74     0.12    259,653.74    9.250       698          90.00
477...........................      33       9,846,136.42     4.49    298,367.77    8.876       703          91.85
478...........................      66      19,743,031.62     9.00    299,136.84    8.823       709          91.78
479...........................      61      17,703,344.21     8.07    290,218.76    8.755       705          90.83
480...........................      54      14,833,177.00     6.76    274,688.46    5.089       712          89.08
                                   ---    ---------------   ------
   Total......................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 is approximately 393 months.

                                GROSS MARGINS(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
GROSS                              OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MARGIN                          MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(%)                               LOANS     OUTSTANDING     GROUP 2      ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
------                          --------  ---------------  --------  -----------   --------  ---------  -----------  -------------
1.400.........................       1    $    245,000.00     0.11%    245,000.00    1.500      480         800          49.00
1.900.........................       1       1,635,616.49     0.75   1,635,616.49    6.750      356         696          65.00
2.250.........................       2         474,035.35     0.22     237,017.68    7.125      359         742          93.68
2.275.........................       1         100,700.00     0.05     100,700.00    3.250      360         707          95.00
2.325.........................       1         137,750.00     0.06     137,750.00    7.250      360         694          95.00
2.350.........................       2         546,233.10     0.25     273,116.55    4.993      360         712          92.82
2.425.........................       4       1,304,424.06     0.59     326,106.02    5.532      359         739          93.00
2.500.........................       3         512,248.78     0.23     170,749.59    6.321      359         700          95.00
2.575.........................       3         801,104.20     0.37     267,034.73    7.500      359         719          90.77
2.650.........................       2         555,823.85     0.25     277,911.93    7.500      359         693          92.56

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
GROSS                              OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MARGIN                          MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(%)                               LOANS     OUTSTANDING     GROUP 2      ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
------                          --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
2.700.........................       1         333,131.07     0.15     333,131.07    7.625      359         704          95.00
2.725.........................       5       1,055,142.12     0.48     211,028.42    6.278      359         747          85.04
2.800.........................      10       2,875,705.94     1.31     287,570.59    7.278      371         705          91.44
2.875.........................       6       1,763,340.56     0.80     293,890.09    6.819      358         684          88.33
2.900.........................       5       1,011,125.65     0.46     202,225.13    5.002      463         735          81.42
2.925.........................       2         392,303.12     0.18     196,151.56    7.750      360         697          91.58
2.950.........................      20       5,124,222.38     2.34     256,211.12    7.216      358         707          85.70
2.975.........................       2         456,266.22     0.21     228,133.11    7.875      359         716          91.81
3.000.........................       1         270,977.60     0.12     270,977.60    7.875      477         801          90.00
3.025.........................       2         790,950.00     0.36     395,475.00    6.592      447         710          91.39
3.075.........................      27       7,557,484.87     3.45     279,906.85    7.271      365         718          89.44
3.100.........................       1         169,853.35     0.08     169,853.35    8.000      359         746          95.00
3.125.........................       7       1,710,313.65     0.78     244,330.52    7.420      396         736          92.44
3.150.........................       4         763,940.26     0.35     190,985.07    5.874      359         748          89.77
3.175.........................       7       1,934,461.80     0.88     276,351.69    7.372      381         691          90.35
3.200.........................      34       8,843,937.04     4.03     260,115.80    7.342      389         705          90.37
3.225.........................       1         230,850.00     0.11     230,850.00    4.375      360         749          95.00
3.250.........................      16       4,930,644.66     2.25     308,165.29    7.701      380         715          91.02
3.275.........................       3         992,234.18     0.45     330,744.73    8.125      356         679          91.58
3.300.........................      15       3,927,662.03     1.79     261,844.14    7.230      396         703          92.81
3.325.........................      33       8,239,567.58     3.76     249,683.87    7.935      376         699          91.38
3.350.........................       2         496,500.00     0.23     248,250.00    5.602      360         746          87.93
3.375.........................      14       3,429,271.82     1.56     244,947.99    6.325      411         696          88.84
3.400.........................       3         541,964.54     0.25     180,654.85    8.250      357         697          90.00
3.431.........................       1         301,007.40     0.14     301,007.40    8.375      359         695          95.00
3.450.........................      53      14,250,444.45     6.50     268,876.31    7.431      377         682          89.15
3.500.........................      18       5,247,150.37     2.39     291,508.35    6.270      396         701          91.45
3.525.........................       4       1,148,732.85     0.52     287,183.21    8.375      356         714          92.37
3.550.........................      19       4,615,300.38     2.10     242,910.55    7.811      404         701          91.97
3.575.........................     159      40,153,766.73    18.30     252,539.41    7.735      383         684          89.78
3.600.........................       1         552,551.48     0.25     552,551.48    8.500      479         754          90.00
3.625.........................       4       1,203,353.47     0.55     300,838.37    8.500      408         744          89.74
3.650.........................       2         724,178.92     0.33     362,089.46    6.359      358         688          92.52
3.675.........................       3       1,250,811.36     0.57     416,937.12    8.500      405         764          89.96
3.700.........................      10       3,000,133.63     1.37     300,013.36    6.820      449         698          90.16
3.725.........................       2         753,345.95     0.34     376,672.98    8.625      444         691          90.00
3.750.........................       7       2,135,407.60     0.97     305,058.23    7.913      358         714          89.44
3.755.........................       1         274,020.04     0.12     274,020.04    8.625      477         692          95.00
3.763.........................       1         437,091.46     0.20     437,091.46    8.625      358         680          90.00
3.775.........................       8       1,808,358.31     0.82     226,044.79    8.625      371         676          90.98
3.800.........................       6       1,875,337.62     0.85     312,556.27    8.625      374         710          89.66
3.825.........................      10       2,573,209.69     1.17     257,320.97    8.418      397         735          90.43
3.850.........................       2         464,252.88     0.21     232,126.44    8.750      356         699          95.00
3.875.........................       6       1,054,751.35     0.48     175,791.89    8.110      382         717          89.98
3.900.........................       1         225,928.84     0.10     225,928.84    8.750      357         715          90.00
3.925.........................       3         746,979.73     0.34     248,993.24    7.845      384         691          90.98
3.950.........................      18       4,715,896.04     2.15     261,994.22    7.638      396         700          90.28
3.975.........................       6       1,426,469.18     0.65     237,744.86    5.759      402         685          87.90
4.000.........................       9       3,146,463.94     1.43     349,607.10    8.135      376         730          90.44
4.025.........................       6       1,349,678.13     0.62     224,946.36    7.985      393         695          91.39
4.050.........................       3       1,256,038.58     0.57     418,679.53    8.875      407         691          89.75
4.075.........................      17       5,211,152.31     2.38     306,538.37    8.325      382         720          91.03
4.100.........................       5       1,036,644.85     0.47     207,328.97    6.234      358         674          88.88
4.125.........................       9       3,377,447.57     1.54     375,271.95    8.242      428         713          90.77
4.175.........................       7       2,289,808.90     1.04     327,115.56    8.138      375         708          90.69
4.200.........................      21       6,351,216.43     2.90     302,438.88    8.605      397         696          90.61
4.225.........................       3         561,647.32     0.26     187,215.77    7.312      454         716          92.88
4.250.........................      13       3,888,529.03     1.77     299,117.62    7.573      433         713          93.12
4.300.........................       6       1,674,548.28     0.76     279,091.38    9.125      443         710          90.55
4.325.........................      20       5,562,338.18     2.54     278,116.91    8.232      398         678          91.11
4.350.........................       1         273,426.48     0.12     273,426.48    5.125      479         700          95.00
4.375.........................       6       1,358,110.81     0.62     226,351.80    8.415      448         692          90.37
4.400.........................       2         677,418.12     0.31     338,709.06    7.416      478         683          92.98
4.425.........................       2         403,096.15     0.18     201,548.08    9.250      479         722          95.00

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
GROSS                              OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MARGIN                          MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(%)                               LOANS     OUTSTANDING     GROUP 2      ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
------                          --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
4.450.........................      13       3,634,870.36     1.66     279,605.41    8.495      442         705          92.18
4.500.........................       6       2,020,251.41     0.92     336,708.57    7.157      416         699          91.81
4.550.........................       7       1,730,824.74     0.79     247,260.68    8.619      406         678          90.97
4.575.........................      22       6,702,406.68     3.06     304,654.85    8.867      396         689          91.29
4.625.........................       3         703,915.25     0.32     234,638.42    7.947      478         693          94.04
4.675.........................       1         402,509.82     0.18     402,509.82    9.500      478         694          91.95
4.700.........................      12       3,473,363.02     1.58     289,446.92    9.204      441         734          91.75
4.725.........................       1         213,385.19     0.10     213,385.19    5.375      478         720          95.00
4.750.........................       2         350,087.41     0.16     175,043.71    9.625      478         674          94.63
4.800.........................       4         762,121.23     0.35     190,530.31    9.625      480         676          90.00
4.825.........................      11       3,162,447.46     1.44     287,495.22    9.750      410         683          90.84
4.950.........................       3         932,775.54     0.43     310,925.18    8.886      478         668          92.46
5.075.........................       8       1,775,234.29     0.81     221,904.29    9.197      479         645          90.00
                                   ---    ---------------   ------
   Total......................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 2 was approximately 3.675%.

                            MAXIMUM MORTGAGE RATES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
MAXIMUM                            OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MORTGAGE                        MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATE (%)                          LOANS     OUTSTANDING     GROUP 2      ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------                        --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
9.000.........................       1    $    211,153.26     0.10%   211,153.26     8.125      479         686          90.00
9.450.........................       1         194,157.71     0.09    194,157.71     8.500      357         632          90.00
9.500.........................       1         434,365.11     0.20    434,365.11     8.000      356         691          95.00
9.895.........................       1         347,977.88     0.16    347,977.88     9.500      358         707          90.00
9.950.........................     719     194,255,324.05    88.55    270,174.30     7.736      393         698          90.08
9.995.........................       1         296,166.66     0.14    296,166.66     9.375      477         707          95.00
10.700........................       8       2,540,217.43     1.16    317,527.18     8.773      417         678          89.63
10.825........................       9       2,685,697.78     1.22    298,410.86     6.283      372         741          89.87
10.950........................      28       7,581,327.01     3.46    270,761.68     7.877      381         699          90.85
11.075........................      19       5,338,198.29     2.43    280,957.80     7.349      410         744          93.81
11.200........................       8       2,195,490.76     1.00    274,436.35     8.934      391         670          90.00
11.325........................       4         999,274.89     0.46    249,818.72     7.098      414         711          94.18
11.450........................       1         172,615.81     0.08    172,615.81     8.250      355         663          90.00
12.200........................       1         163,349.50     0.07    163,349.50     7.875      355         698          90.00
12.950........................       1         141,272.03     0.06    141,272.03     8.500      357         679          95.00
13.075........................       2         844,053.57     0.38    422,026.79     8.625      357         697          88.59
13.325........................       1         301,202.48     0.14    301,202.48     8.500      479         717          90.00
13.700........................       2         421,179.26     0.19    210,589.63     8.627      419         690          90.00
13.950........................       1         252,000.00     0.11    252,000.00     4.000      480         702          90.00
                                   ---    ---------------   ------
   Total......................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 10.081%.

                            MINIMUM MORTGAGE RATES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
MINIMUM                            OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MORTGAGE                        MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  LOAN-TO-VALUE
RATE (%)                          LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------                        --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1.400 ........................       1    $    245,000.00     0.11%    245,000.00    1.500      480         800          49.00
1.900 ........................       1       1,635,616.49     0.75   1,635,616.49    6.750      356         696          65.00
2.250 ........................       2         474,035.35     0.22     237,017.68    7.125      359         742          93.68
2.275 ........................       1         100,700.00     0.05     100,700.00    3.250      360         707          95.00
2.325 ........................       1         137,750.00     0.06     137,750.00    7.250      360         694          95.00
2.350 ........................       2         546,233.10     0.25     273,116.55    4.993      360         712          92.82
2.425 ........................       4       1,304,424.06     0.59     326,106.02    5.532      359         739          93.00
2.500 ........................       3         512,248.78     0.23     170,749.59    6.321      359         700          95.00
2.575 ........................       3         801,104.20     0.37     267,034.73    7.500      359         719          90.77
2.650 ........................       2         555,823.85     0.25     277,911.93    7.500      359         693          92.56
2.700 ........................       1         333,131.07     0.15     333,131.07    7.625      359         704          95.00
2.725 ........................       5       1,055,142.12     0.48     211,028.42    6.278      359         747          85.04
2.800 ........................      10       2,875,705.94     1.31     287,570.59    7.278      371         705          91.44
2.875 ........................       6       1,763,340.56     0.80     293,890.09    6.819      358         684          88.33
2.900 ........................       5       1,011,125.65     0.46     202,225.13    5.002      463         735          81.42
2.925 ........................       2         392,303.12     0.18     196,151.56    7.750      360         697          91.58
2.950 ........................      20       5,124,222.38     2.34     256,211.12    7.216      358         707          85.70
2.975 ........................       2         456,266.22     0.21     228,133.11    7.875      359         716          91.81
3.000 ........................       1         270,977.60     0.12     270,977.60    7.875      477         801          90.00
3.025 ........................       2         790,950.00     0.36     395,475.00    6.592      447         710          91.39
3.075 ........................      27       7,557,484.87     3.45     279,906.85    7.271      365         718          89.44
3.100 ........................       1         169,853.35     0.08     169,853.35    8.000      359         746          95.00
3.125 ........................       7       1,710,313.65     0.78     244,330.52    7.420      396         736          92.44
3.150 ........................       4         763,940.26     0.35     190,985.07    5.874      359         748          89.77
3.175 ........................       7       1,934,461.80     0.88     276,351.69    7.372      381         691          90.35
3.200 ........................      34       8,843,937.04     4.03     260,115.80    7.342      389         705          90.37
3.225 ........................       1         230,850.00     0.11     230,850.00    4.375      360         749          95.00
3.250 ........................      16       4,930,644.66     2.25     308,165.29    7.701      380         715          91.02
3.275 ........................       3         992,234.18     0.45     330,744.73    8.125      356         679          91.58
3.300 ........................      15       3,927,662.03     1.79     261,844.14    7.230      396         703          92.81
3.325 ........................      33       8,239,567.58     3.76     249,683.87    7.935      376         699          91.38
3.350 ........................       2         496,500.00     0.23     248,250.00    5.602      360         746          87.93
3.375 ........................      14       3,429,271.82     1.56     244,947.99    6.325      411         696          88.84
3.400 ........................       3         541,964.54     0.25     180,654.85    8.250      357         697          90.00
3.431 ........................       1         301,007.40     0.14     301,007.40    8.375      359         695          95.00
3.450 ........................      53      14,250,444.45     6.50     268,876.31    7.431      377         682          89.15
3.500 ........................      18       5,247,150.37     2.39     291,508.35    6.270      396         701          91.45
3.525 ........................       4       1,148,732.85     0.52     287,183.21    8.375      356         714          92.37
3.550 ........................      19       4,615,300.38     2.10     242,910.55    7.811      404         701          91.97
3.575 ........................     159      40,153,766.73    18.30     252,539.41    7.735      383         684          89.78
3.600 ........................       1         552,551.48     0.25     552,551.48    8.500      479         754          90.00
3.625 ........................       4       1,203,353.47     0.55     300,838.37    8.500      408         744          89.74
3.650 ........................       2         724,178.92     0.33     362,089.46    6.359      358         688          92.52
3.675 ........................       3       1,250,811.36     0.57     416,937.12    8.500      405         764          89.96
3.700 ........................      10       3,000,133.63     1.37     300,013.36    6.820      449         698          90.16
3.725 ........................       2         753,345.95     0.34     376,672.98    8.625      444         691          90.00
3.750 ........................       7       2,135,407.60     0.97     305,058.23    7.913      358         714          89.44
3.755 ........................       1         274,020.04     0.12     274,020.04    8.625      477         692          95.00
3.763 ........................       1         437,091.46     0.20     437,091.46    8.625      358         680          90.00
3.775 ........................       8       1,808,358.31     0.82     226,044.79    8.625      371         676          90.98
3.800 ........................       6       1,875,337.62     0.85     312,556.27    8.625      374         710          89.66
3.825 ........................      10       2,573,209.69     1.17     257,320.97    8.418      397         735          90.43
3.850 ........................       2         464,252.88     0.21     232,126.44    8.750      356         699          95.00
3.875 ........................       6       1,054,751.35     0.48     175,791.89    8.110      382         717          89.98
3.900 ........................       1         225,928.84     0.10     225,928.84    8.750      357         715          90.00
3.925 ........................       3         746,979.73     0.34     248,993.24    7.845      384         691          90.98
3.950 ........................      18       4,715,896.04     2.15     261,994.22    7.638      396         700          90.28
3.975 ........................       6       1,426,469.18     0.65     237,744.86    5.759      402         685          87.90
4.000 ........................       9       3,146,463.94     1.43     349,607.10    8.135      376         730          90.44
4.025 ........................       6       1,349,678.13     0.62     224,946.36    7.985      393         695          91.39
4.050 ........................       3       1,256,038.58     0.57     418,679.53    8.875      407         691          89.75

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
MINIMUM                            OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MORTGAGE                        MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  LOAN-TO-VALUE
RATE (%)                          LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------                        --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
4.075 ........................      17       5,211,152.31     2.38     306,538.37    8.325      382         720          91.03
4.100 ........................       5       1,036,644.85     0.47     207,328.97    6.234      358         674          88.88
4.125 ........................       9       3,377,447.57     1.54     375,271.95    8.242      428         713          90.77
4.175 ........................       7       2,289,808.90     1.04     327,115.56    8.138      375         708          90.69
4.200 ........................      21       6,351,216.43     2.90     302,438.88    8.605      397         696          90.61
4.225 ........................       3         561,647.32     0.26     187,215.77    7.312      454         716          92.88
4.250 ........................      13       3,888,529.03     1.77     299,117.62    7.573      433         713          93.12
4.300 ........................       6       1,674,548.28     0.76     279,091.38    9.125      443         710          90.55
4.325 ........................      20       5,562,338.18     2.54     278,116.91    8.232      398         678          91.11
4.350 ........................       1         273,426.48     0.12     273,426.48    5.125      479         700          95.00
4.375 ........................       6       1,358,110.81     0.62     226,351.80    8.415      448         692          90.37
4.400 ........................       2         677,418.12     0.31     338,709.06    7.416      478         683          92.98
4.425 ........................       2         403,096.15     0.18     201,548.08    9.250      479         722          95.00
4.450 ........................      13       3,634,870.36     1.66     279,605.41    8.495      442         705          92.18
4.500 ........................       6       2,020,251.41     0.92     336,708.57    7.157      416         699          91.81
4.550 ........................       7       1,730,824.74     0.79     247,260.68    8.619      406         678          90.97
4.575 ........................      22       6,702,406.68     3.06     304,654.85    8.867      396         689          91.29
4.625 ........................       3         703,915.25     0.32     234,638.42    7.947      478         693          94.04
4.675 ........................       1         402,509.82     0.18     402,509.82    9.500      478         694          91.95
4.700 ........................      12       3,473,363.02     1.58     289,446.92    9.204      441         734          91.75
4.725 ........................       1         213,385.19     0.10     213,385.19    5.375      478         720          95.00
4.750 ........................       2         350,087.41     0.16     175,043.71    9.625      478         674          94.63
4.800 ........................       4         762,121.23     0.35     190,530.31    9.625      480         676          90.00
4.825 ........................      11       3,162,447.46     1.44     287,495.22    9.750      410         683          90.84
4.950 ........................       3         932,775.54     0.43     310,925.18    8.886      478         668          92.46
5.075 ........................       8       1,775,234.29     0.81     221,904.29    9.197      479         645          90.00
                                   ---    ---------------   ------
   Total .....................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 3.675%.

                          INITIAL RATE ADJUSTMENT DATES

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
INITIAL RATE                       OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
ADJUSTMENT                      MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  LOAN-TO-VALUE
DATE                              LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------                    --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
May 1, 2006 ..................       1    $    486,903.76     0.22%   486,903.76    8.375      351         665          80.00
June 1, 2006 .................       3         873,219.68     0.40    291,073.23    8.846      402         695          94.37
July 1, 2006 .................       3         859,145.46     0.39    286,381.82    8.456      353         672          93.03
August 1, 2006 ...............       4         855,372.77     0.39    213,843.19    8.946      401         686          90.29
September 1, 2006 ............      14       3,279,117.46     1.49    234,222.68    8.481      365         685          90.68
October 1, 2006 ..............      47      15,573,498.37     7.10    331,351.03    8.213      356         695          88.47
November 1, 2006 .............     130      34,711,936.80    15.82    267,014.90    8.571      391         694          91.00
December 1, 2006 .............     207      56,413,446.94    25.72    272,528.73    8.656      399         698          90.73
January 1, 2007 ..............     211      59,013,580.02    26.90    279,685.21    8.621      394         700          90.62
February 1, 2007 .............     164      40,650,064.40    18.53    247,866.25    4.856      400         711          90.03
March 1, 2007 ................      18       5,315,917.82     2.42    295,328.77    3.846      411         696          83.06
April 1, 2007 ................       6       1,106,900.00     0.50    184,483.33    3.208      360         697          84.54
May 1, 2007 ..................       1         235,920.00     0.11    235,920.00    2.250      360         672          80.00
                                   ---    ---------------   ------
   Total .....................     809    $219,375,023.48   100.00%
                                   ===    ===============   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                                WEIGHTED
                                                            PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                              AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                NUMBER OF     PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MAXIMUM NEGATIVE                 MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
AMORTIZATION (%)                  LOANS      OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                ---------  ---------------  ----------  -----------  --------  ---------  -----------  -------------
115...........................     809     $219,375,023.48    100.00%    271,168.14    7.745      393         700          90.22
                                   ---     ---------------    ------
   Total......................     809     $219,375,023.48    100.00%
                                   ===     ===============    ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                                WEIGHTED
                                                            PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                              AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                NUMBER OF     PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
FIXED RATE PERIOD                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                          LOANS      OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               ---------  ---------------  ----------  -----------  --------  ---------  -----------  -------------
1.............................     788     $214,627,457.62     97.84%    272,369.87    7.801      393         700          90.23
3.............................      21        4,747,565.86      2.16     226,074.56    5.217      382         697          89.67
                                   ---     ---------------    ------
   Total......................     809     $219,375,023.48    100.00%
                                   ===     ===============    ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                                WEIGHTED
                                                            PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                              AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                NUMBER OF     PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
PREPAYMENT CHARGE                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS      OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               ---------  ---------------  ----------  -----------  --------  ---------  -----------  -------------
36............................     809     $219,375,023.48    100.00%    271,168.14    7.745      393         700          90.22
                                   ---     ---------------    ------
   Total......................     809     $219,375,023.48    100.00%
                                   ===     ===============    ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                                WEIGHTED
                                                            PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                              AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
INITIAL PAYMENT                 NUMBER OF     PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RECAST PERIOD                    MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                          LOANS      OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------                 ---------  ---------------  ----------  -----------  --------  ---------  -----------  -------------
60............................     366     $ 98,591,158.02     44.94%    269,374.75    8.009      383          698         89.71
120...........................     443      120,783,865.46     55.06     272,649.81    7.529      401          701         90.64
                                   ---     ---------------    ------
   Total......................     809     $219,375,023.48    100.00%
                                   ===     ===============    ======

                                                                         ANNEX B

                           PREPAYMENT CHARGE SCHEDULE

          The tables below indicate the type of prepayment charge applicable to the Mortgage Loans in Loan Group 1, Sub-Loan Group 1-X and Loan Group 2, and the number and aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group or sub-loan group, as applicable, with each type of prepayment charge.

LOAN GROUP 1

                                                NUMBER OF     AGGREGATE STATED PRINCIPAL
PREPAYMENT CHARGE TYPE                       MORTGAGE LOANS           BALANCE ($)
----------------------                       --------------   --------------------------
1% OF THE AGRG 12 Mon Prepmt > 20% Orig              3                  760,500.00
1% OF THE UNPAID EXCEEDS 20% ORIGINAL                7                2,466,400.00
1% Orig                                              6                2,333,247.47
1% UNPAID                                           21                7,017,815.50
12 Mon Intst AGRG 12 Mon > 20% Orig                  2                  608,262.00
2 Mon Intst AGRG 12 Mon > 20% Orig                   2                  958,397.07
2 Mons Intst > ONE 3RD Orig                          5                1,621,285.21
2 Mons Intst AGRG 12 Mon > ONE 3RD Orig              9                3,396,420.87
2% Orig                                              2                  439,826.23
2% UNPAID                                           12                5,381,588.73
2% UNPAID OR 2 MONTHS INTEREST ON UNPAID             1                  432,735.00
36 MONTH INTEREST AGGREGATE 12 MONTH
   EXCEEDS 20% ORIGINAL                              2                  753,951.46
5% Orig                                              1                  194,000.00
5% UNPAID                                            5                1,919,060.00
6 Mon Intst > 20% Orig                               4                  898,857.19
6 Mon Intst AGRG 12 Mon > 20% Orig                 815              330,943,410.70
6 Mon Intst AGRG 36 Mon > 20% Orig                   2                  852,000.00
6 MONTH INTEREST AGGREGATE 12 MONTH
   EXCEEDS 20% UNPAID                               21                7,239,960.76
6 MONTH INTEREST AGGREGATE 12 MONTH
   EXCEEDS 80% ORIGINAL                              1                  315,000.00
LESSER OF 3 MO INT OR BALNCE OF 1ST YR
   INT & ADDED 3 MO INT FOR REFI OR
   2% UNPAID                                         5                1,983,161.14
Unknown                                             10                3,391,660.71
                                                   ---              --------------
TOTAL                                              936              373,907,540.04
                                                   ===              ==============

SUB-LOAN GROUP 1-X

                                                NUMBER OF     AGGREGATE STATED PRINCIPAL
PREPAYMENT CHARGE TYPE                       MORTGAGE LOANS           BALANCE ($)
----------------------                       --------------   --------------------------
1% OF THE AGRG 12 Mon Prepmt > 20% Orig             3                  760,500.00
1% OF THE UNPAID EXCEEDS 20% ORIGINAL               7                2,466,400.00
1% Orig                                             6                2,333,247.47
1% UNPAID                                          19                6,568,982.00
12 Mon Intst AGRG 12 Mon > 20% Orig                 2                  608,262.00
2 Mon Intst AGRG 12 Mon > 20% Orig                  2                  958,397.07
2 Mons Intst > ONE 3RD Orig                         4                1,359,363.02
2 Mons Intst AGRG 12 Mon > ONE 3RD Orig             9                3,396,420.87
2% Orig                                             2                  439,826.23
2% UNPAID                                           9                3,496,088.73

                                                NUMBER OF     AGGREGATE STATED PRINCIPAL
PREPAYMENT CHARGE TYPE                       MORTGAGE LOANS           BALANCE ($)
----------------------                       --------------   --------------------------
2% UNPAID OR 2 MONTHS INTEREST ON UNPAID             1                  432,735.00
36 MONTH INTEREST AGGREGATE 12 MONTH
   EXCEEDS 20% ORIGINAL                              2                  753,951.46
5% Orig                                              1                  194,000.00
5% UNPAID                                            5                1,919,060.00
6 Mon Intst > 20% Orig                               2                  419,136.08
6 Mon Intst AGRG 12 Mon > 20% Orig                 519              198,464,904.95
6 Mon Intst AGRG 36 Mon > 20% Orig                   1                  452,000.00
6 MONTH INTEREST AGGREGATE 12 MONTH
   EXCEEDS 20% UNPAID                               18                6,562,832.39
Unknown                                              9                2,747,482.22
                                                   ---              --------------
TOTAL                                              621              234,333,589.49
                                                   ===              ==============

LOAN GROUP 2

                                                NUMBER OF     AGGREGATE STATED PRINCIPAL
PREPAYMENT CHARGE TYPE                       MORTGAGE LOANS           BALANCE ($)
----------------------                       --------------   --------------------------
1% OF THE AGRG 12 Mon Prepmt > 20% Orig              3                  738,646.39
1% OF THE ORIGINAL IF AGGREGATE 12 MONTHS
   PREPAYMENTS EXCEED 20% ORIGINAL                   3                  580,738.63
1% Orig                                              6                1,439,296.95
1% UNPAID                                           27                5,456,636.59
2 Mon Intst AGRG 12 Mon > 20% Orig                   1                  162,726.23
2 Mons Intst > ONE 3RD Orig                          6                1,680,790.31
2% OF THE Avg UNPAID PRINCIPAL Bal FOR THE
   6 Mons                                            1                  245,000.00
2% Orig                                              5                1,468,845.98
2% UNPAID                                           18                4,601,249.30
3% UNPAID 1ST YR; 2% UNPAID 2ND YR; 1%
   UNPAID 3RD                                        1                  209,038.39
36 MONTH INTEREST AGGREGATE 12 MONTH
   EXCEEDS 20% ORIGINAL                              2                  482,763.83
5% Orig                                              2                  607,222.60
5% UNPAID                                           10                2,290,504.88
6 MO INT AGGREGATE 12 MO EXCEEDS 20% ORIG            4                1,081,147.00
6 Mon Intst > 20% Orig                              10                2,665,410.53
6 Mon Intst > 20% UNPAID                             1                  372,210.70
6 Mon Intst AGRG 12 Mon > 20% Orig                 668              184,878,798.89
6 Mon Intst AGRG 36 Mon > 20% Orig                   6                1,629,445.91
6 Mons Intst ON THE AGRG 12 Mon Prepmt               1                  241,937.03
6 MONTH INTEREST AGGREGATE 12 MONTH
   EXCEEDS 20% UNPAID                               23                5,761,513.07
6 MONTH INTEREST AGGREGATE 12 MONTH
   EXCEEDS 80% ORIGINAL                              1                  247,248.27
6 MONTH INTEREST AGGREGATE 24 MONTH
   EXCEEDS 20% ORIGINAL                              1                  485,805.31
60 DAYS INTEREST AGGREGATE 12 MONTH
   EXCEEDS 20% ORIGINAL                              1                  244,505.86
Unknown                                              8                1,803,540.83
                                                   ---              --------------
TOTAL                                              809              219,375,023.48
                                                   ===              ==============